         As Filed with the Securities and Exchange Commission on April 6, 2000
                                                     REGISTRATION NO. 333-37907
                                                                      811-05846

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM N-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 3                       /X/
                                      AND
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940

                                AMENDMENT NO. 25                             /X/

                  SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
                           (EXACT NAME OF REGISTRANT)

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                              (NAME OF DEPOSITOR)

                          ONE SUN LIFE EXECUTIVE PARK
                      WELLESLEY HILLS, MASSACHUSETTS 02481
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                  DEPOSITOR'S TELEPHONE NUMBER: (781) 237-6030

        EDWARD M. SHEA, ASSISTANT VICE PRESIDENT AND SENIOR COUNSEL
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                        RETIREMENT PRODUCTS AND SERVICES
                                ONE COPLEY PLACE
                          BOSTON, MASSACHUSETTS 02116
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:
                              JOAN E. BOROS, ESQ
               JORDEN BURT BOROS CICCHETTI BERENSON & JOHNSON LLP
                         1025 THOMAS JEFFERSON STREET, N.W.
                                 SUITE 400 EAST
                             WASHINGTON, D.C. 20007

                              -------------------

/X/ It is proposed that this filing will become effective on May 1, 2000 pursuant to Paragraph (b) of Rule 485.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS



      Attached hereto and made a part hereof is the Prospectus dated May 1, 2000.

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)



                                                                     MAY 1, 2000


                                    PROFILE

                                    FUTURITY
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      1. THE FUTURITY ANNUITY

      The Futurity Annuity is a flexible payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.

      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase you make payments into the Contract; any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.

      You may choose among 33 variable investment options and a range of fixed interest options. For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding mutual fund or series thereof (collectively, the "Funds") listed in Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Funds you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time.


      The Contract is designed to meet your need for investment flexibility. At any time you may have amounts allocated among as many as 18 of the available variable and fixed options. Until we begin making annuity payments under your Contract, you can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.


      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.


      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for 5, 10, 15 or 20 years if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years (between 5 and 30), with a cash-out option for variable payments. You can also select a fixed payment option, where we will hold the amount applied to provide fixed annuity payments, with interest accrued at the rate we determine from time to time, which will be at least 3% per year. We may also agree to other annuity options at our discretion.


      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT


      You may purchase a Contract for $5,000 or more, under most circumstances. You may increase the value of your investment by adding $1,000 or more at any time during the Accumulation Phase. We may waive these limits. We will not accept a purchase payment if your account value is over $1 million, or if the purchase payment would cause your account value to exceed $1 million, unless we have approved the payment in advance.


      4. ALLOCATION OPTIONS


      You can allocate your money among Sub-Accounts investing in the following
Funds:

AIM VARIABLE INSURANCE FUNDS                  MFS/SUN LIFE SERIES TRUST
 AIM V.I. Capital Appreciation Fund           Capital Appreciation Series
 AIM V.I. Growth Fund                         Emerging Growth Series
 AIM V.I. Growth and Income Fund              Government Securities Series
 AIM V.I. International Equity Fund           High Yield Series
                                              Money Market Fund
                                              Utilities Series
THE ALGER AMERICAN FUND
 Growth Portfolio                             OCC ACCUMULATION TRUST
 Income and Growth Portfolio                  Equity Portfolio
 Small Capitalization Portfolio               Mid Cap Portfolio
                                              Small Cap Portfolio

GOLDMAN SACHS VARIABLE INSURANCE TRUST        SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
("VIT")
 VIT CORE-SM- Large Cap Growth Fund           Variable Capital Fund
 VIT CORE-SM- Small Cap Equity Fund           Variable Investors Fund
 VIT CORE-SM- U.S. Equity Fund                Variable Strategic Bond Fund
 VIT Growth and Income Fund                   Variable Total Return Fund
 VIT International Equity Fund

J.P. MORGAN SERIES TRUST II                   WARBURG PINCUS TRUST
 International Opportunities Portfolio        Emerging Markets Portfolio
 Small Company Portfolio                      Global Post-Venture Capital Portfolio
 U.S. Disciplined Equity Portfolio            International Equity Portfolio
                                              Small Company Growth Portfolio
LORD ABBETT SERIES FUND, INC.
 Growth and Income Portfolio



      Market conditions will determine the value of an investment in any Fund. Each Fund is described in the relevant Fund prospectus.


      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:

      During the first 5 years of a Contract, we impose an annual Account Fee equal to the lesser of $30 or 2% of the value of your Contract. After the fifth year, we may change this fee annually, but it will never exceed the lesser of $50 or 2% of the value of your Contract. During the Income Phase, the annual Account Fee is $30. We also deduct insurance charges (which include an administrative expense charge) equal to 1.40% per year of the average daily value of the Contract allocated among the Sub-Accounts.

      There are no sales charges when you purchase your Contract. However, if you withdraw money from your Contract, we will, with certain exceptions, impose a withdrawal charge. Your Contract allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of your withdrawal is subject to a withdrawal charge equal to a percentage of each purchase payment you withdraw. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Contract Anniversary. Payments received during the current Contract Year will be charged 6% if withdrawn. On your next scheduled Contract Anniversary, that payment, along with any other payments made during that Contract Year, will be considered to be in their second Contract Year and will have a 5% withdrawal charge. On the next Contract Anniversary, these payments will move into their third Contract Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Contract Years the purchase payment has been in your Account. The declining scale is as follows:



   NUMBER OF
YEARS IN ACCOUNT   WITHDRAWAL CHARGE
----------------   -----------------
  0-1                      6%
  2-3                      5%
  4-5                      4%
  6                        3%
  7 or more                0%


      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, then the adjustment will decrease your Contract value. Conversely, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value. The Market Value Adjustment will not apply to the withdrawal of interest credited during the current year, or to transfers as part of our dollar cost averaging program.


      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Fund, which range from 0.57% to 1.23% of the average net assets of the Fund, depending upon which Fund you have selected. The investment advisers to some of the Funds have agreed to waive or reimburse a portion of Fund expenses; without this agreement, Fund expenses could be higher. Some of these arrangements may be terminated at any time.


      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses (net of any applicable expense reimbursement and/or fee waivers) for each Fund. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.


      "Total Annual Insurance Charges" of 1.50% as shown in the table below include the insurance charges of 1.40% of your Account's daily net assets (1.25% for mortality and expense risks and 0.15% for administrative expenses), plus an additional 0.10%, which is used to represent the $30 annual

Account Fee based on an assumed Contract value of $30,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract.



                                                                                                       EXAMPLES:
                                                       TOTAL ANNUAL   TOTAL ANNUAL     TOTAL         TOTAL EXPENSES
                                                        INSURANCE         FUND         ANNUAL            AT END
SUB-ACCOUNT                                              CHARGES        EXPENSES      EXPENSES     1 YEAR    10 YEARS
-----------                                            ------------   ------------   ----------   --------   ---------
AIM V.I. Capital Appreciation Fund                         1.50%          0.73%         2.23%         78        256
AIM V.I. Growth Fund                                       1.50%          0.73%         2.23%         78        256
AIM V.I. Growth and Income Fund                            1.50%          0.77%         2.27%         79        261
AIM V.I. International Equity Fund                         1.50%          0.97%         2.47%         81        281
Alger American Growth Portfolio                            1.50%          0.79%         2.29%         79        263
Alger American Income and Growth Portfolio                 1.50%          0.70%         2.20%         78        253
Alger American Small Capitalization Portfolio              1.50%          0.90%         2.40%         80        274
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund           1.50%          0.90%         2.40%         80        274
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund           1.50%          1.00%         2.50%         81        284
Goldman Sachs VIT CORE-SM- U.S. Equity Fund                1.50%          0.90%         2.40%         80        274
Goldman Sachs VIT Growth and Income Fund                   1.50%          1.00%         2.50%         81        284
Goldman Sachs VIT International Equity Fund                1.50%          1.35%         2.85%         84        318
J.P. Morgan International Opportunities Portfolio          1.50%          1.20%         2.70%         83        303
J.P. Morgan Small Company Portfolio                        1.50%          1.15%         2.65%         82        298
J.P. Morgan U.S. Disciplined Equity Portfolio              1.50%          0.85%         2.35%         79        269
Lord Abbett Growth and Income Portfolio                    1.50%          0.51%         2.01%         76        234
MFS/Sun Life Capital Appreciation Series                   1.50%          0.76%         2.26%         79        260
MFS/Sun Life Emerging Growth Series                        1.50%          0.75%         2.25%         78        258
MFS/Sun Life Government Securities Series                  1.50%          0.61%         2.11%         77        244
MFS/Sun Life High Yield Series                             1.50%          0.83%         2.33%         79        267
MFS/Sun Life Money Market Fund                             1.50%          0.57%         2.07%         77        240
MFS/Sun Life Utilities Series                              1.50%          0.81%         2.31%         79        265
OCC Equity Portfolio                                       1.50%          0.91%         2.41%         80        275
OCC Mid Cap Portfolio                                      1.50%          1.03%         2.53%         81        287
OCC Small Cap Portfolio                                    1.50%          0.89%         2.39%         80        273
Salomon Brothers Variable Capital Fund                     1.50%          1.00%         2.50%         81        284
Salomon Brothers Variable Investors Fund                   1.50%          1.00%         2.50%         81        284
Salomon Brothers Variable Strategic Bond Fund              1.50%          1.00%         2.50%         81        284
Salomon Brothers Variable Total Return Fund                1.50%          1.00%         2.50%         81        284
Warburg Pincus Emerging Markets Portfolio                  1.50%          1.40%         2.90%         85        322
Warburg Pincus Global Post-Venture Capital Portfolio       1.50%          1.40%         2.90%         85        322
Warburg Pincus International Equity Portfolio              1.50%          1.32%         2.82%         84        315
Warburg Pincus Small Company Growth Portfolio              1.50%          1.14%         2.64%         82        297


      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES


      Under current federal tax laws, your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pre-tax or tax-deductible dollars (such as with a pension or IRA contribution -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable, except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.



      Under the tax laws of Puerto Rico, when an annuity payment is made under your Contract, your Annuitant or any other Payee is required to include as gross income the portion of each annuity payment equal to 3% of the aggregate purchase payments you made under the Contract. The amount if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income. You should consult with your tax adviser for specific tax information.

      7. ACCESS TO YOUR MONEY


      You can withdraw or transfer money from your Contract at any time during the Accumulation Phase. You may withdraw a portion of the value of your Contract in each year without the imposition of the withdrawal charge -- 10% of all payments you have made in the last 7 years, plus any payment we have held for at least 7 years. All other purchase payments you withdraw will be subject to a withdrawal charge ranging from 6% to 0%. You may also be required to pay income tax and possible tax penalties on any money you withdraw.


      We do not assess a withdrawal charge upon annuitization or transfers. In certain circumstances, we will waive the withdrawal charges for a full withdrawal when you are confined to an eligible nursing home. In addition, there may be other circumstances under which we may waive the withdrawal charge.

      In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      8. PERFORMANCE


      If you invest in the Variable Account, the value of your Contract will increase or decrease depending upon the investment performance of the Fund you choose.



      The following chart shows total returns for investment in the variable options where the corresponding Series has at least one full calendar year of operations. The returns reflect all charges and deductions of the Series and Sub-Accounts and deduction of the Annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. These charges, if included, would reduce the performance numbers shown. Past performance is not a guarantee of future results.



                                                              CALENDAR
                                                                YEAR
                                                              ---------
SUB-ACCOUNT                                                     1999
-----------                                                   ---------
AIM V.I. Capital Appreciation Fund                              42.62%
AIM V.I. Growth Fund                                            33.37%
AIM V.I. Growth and Income Fund                                 32.40%
AIM V.I. International Equity Fund                              52.91%
Alger American Growth Portfolio                                 31.90%
Alger American Income and Growth Portfolio                      40.49%
Alger American Small Capitalization Portfolio                   41.44%
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund                33.55%
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund                15.92%
Goldman Sachs VIT CORE-SM- U.S. Equity Fund                     22.59%
Goldman Sachs VIT Growth and Income Fund                         3.96%
Goldman Sachs VIT International Equity Fund                     30.03%
J.P. Morgan International Opportunities Portfolio               34.77%
J.P. Morgan Small Company Portfolio                             42.40%
J.P. Morgan U.S. Disciplined Equity Portfolio                   16.91%
Lord Abbett Growth and Income Portfolio                         15.18%
MFS/Sun Life Capital Appreciation Series                        30.79%
MFS/Sun Life Emerging Growth Series                             73.38%
MFS/Sun Life Government Securities Series                       (3.29)%
MFS/Sun Life High Yield Series                                   5.36%
MFS/Sun Life Money Market Fund                                   3.23%
MFS/Sun Life Utilities Series                                   29.44%
OCC Equity Portfolio                                             1.13%
OCC Mid Cap Portfolio                                           19.96%
OCC Small Cap Portfolio                                         (3.19)%
Salomon Brothers Variable Capital Fund                          20.40%
Salomon Brothers Variable Investors Fund                        10.11%
Salomon Brothers Variable Strategic Bond Fund                   (1.01)%
Salomon Brothers Variable Total Return Fund                     (0.61)%
Warburg Pincus Emerging Markets Portfolio                       80.65%
Warburg Pincus Global Post-Venture Capital Portfolio            61.24%
Warburg Pincus International Equity Portfolio                   52.16%
Warburg Pincus Small Company Growth Portfolio                   66.75%

      9. DEATH BENEFIT

      If the annuitant dies before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      If the annuitant was 85 or younger when we issued your Contract, the death benefit is the greatest of:


      (1) The value of the Contract on the Death Benefit Date;



      (2) The amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date;



      (3) The value of the Contract on the most recent 7 year anniversary of the Contract, plus any purchase payments made and adjusted for any partial withdrawals and charges made after that anniversary; and



      (4) Your total purchase payments minus the sum of partial withdrawals; interest will accrue daily on each purchase payment and each partial withdrawal at a rate equivalent to 5% per year until the first day of the month following the annuitant's 80th birthday, or until the purchase payment or partial withdrawal has doubled in amount, whichever is earlier.


      If the annuitant was 86 or older when we issued your Contract, the death benefit is equal to the amount set forth in (2) above, in this Section 9.

      10. OTHER INFORMATION

      FREE LOOK. Depending upon applicable state law, if you cancel your Contract within 10 days after receiving it we will send you the value of your Contract as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge. However, if applicable state or federal law requires, we will refund the full amount of any purchase payment(s) we receive and the "free look" period may be greater than 10 days.

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.


      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax deferred accumulation of assets and annuity features, generally for retirement or other long-term investment purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you do not wish to cannot risk a decrease in the value of your investment.



      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation of each transaction within your Contract, except for those transactions which are part of an automatic program, such as Dollar-Cost Averaging, Asset Allocation, Systematic Withdrawal and/or Portfolio Rebalancing. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Account values at the end of that period.



      ADDITIONAL FEATURES. The Contract offers the following additional convenient features, which you may choose at no extra charge.



      DOLLAR-COST AVERAGING -- This program lets you invest gradually in up to 12 Sub-Accounts.


      ASSET ALLOCATION -- One or more asset allocation programs may be available in connection with the Contract.

      SYSTEMATIC WITHDRAWAL PROGRAM -- This program allows you to receive quarterly, semi-annual or annual payments during the Accumulation Phase.

      PORTFOLIO REBALANCING PROGRAM -- Under this program, we automatically reallocate your investments in the Sub-Accounts to maintain the proportions you select. You can elect rebalancing on a quarterly, semi-annual or annual basis.


      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:


     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 9133
     BOSTON, MASSACHUSETTS 02117
     TEL: TOLL FREE (888) 786-2435

                                                                      PROSPECTUS
                                                                     MAY 1, 2000


                                    FUTURITY

      Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

      You may choose among 33 variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following mutual funds or a series thereof (the "Funds").


AIM VARIABLE INSURANCE FUNDS, INC.                     MFS/SUN LIFE SERIES TRUST
 AIM V.I. Capital Appreciation Fund                     Capital Appreciation Series
 AIM V.I. Growth Fund                                   Emerging Growth Series
 AIM V.I. Growth and Income Fund                        Government Securities Series
 AIM V.I. International Equity Fund                     High Yield Series
                                                        Money Market Fund
                                                        Utilities Series
THE ALGER AMERICAN FUND
 Growth Portfolio                                      OCC ACCUMULATION TRUST
 Income and Growth Portfolio                            Equity Portfolio
 Small Capitalization Portfolio                         Mid Cap Portfolio
                                                        Small Cap Portfolio
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("VIT")
 VIT CORE-SM- Large Cap Growth Fund
 VIT CORE-SM- Small Cap Equity Fund                    SALOMON BROTHERS VARIABLE SERIES FUND INC.
 VIT CORE-SM- U.S. Equity Fund                          Variable Capital Fund
 VIT Growth and Income Fund                             Variable Investors Fund
 VIT International Equity Fund                          Variable Strategic Bond Fund
                                                        Variable Total Return Fund

J.P. MORGAN SERIES TRUST II                            WARBURG PINCUS TRUST
 International Opportunities Portfolio                  Emerging Markets Portfolio
 Small Company Portfolio                                Global Post-Venture Capital Portfolio
 U.S. Disciplined Equity Portfolio                      International Equity Portfolio
                                                        Small Company Growth Portfolio
LORD ABBETT SERIES FUND, INC.
 Growth and Income Portfolio


      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.


      PLEASE READ THIS PROSPECTUS AND THE FUND PROSPECTUSES CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE FUNDS.



      We have filed a Statement of Additional Information dated May 1, 2000 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI
is on page   of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (888) 786-2435. In addition, the SEC maintains a website (http:// www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.


THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING
ADDRESS:


     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 9133
     BOSTON, MASSACHUSETTS 02117

                               TABLE OF CONTENTS


                                                                PAGE
Special Terms                                                        4
Expense Summary                                                      4
Summary of Contract Expenses                                         4
Underlying Fund Annual Expenses                                      5
Examples                                                             6
Condensed Financial Information                                      8
The Annuity Contract                                                 8
Communicating To Us About Your Contract                              8
Sun Life Assurance Company of Canada (U.S.)                          9
The Variable Account                                                 9
Variable Account Options: The Funds                                  9
The Fixed Account                                                   12
The Fixed Account Options: The Guarantee Periods                    13
The Accumulation Phase                                              13
    Issuing Your Contract                                           13
    Amount and Frequency of Purchase Payments                       13
    Allocation of Net Purchase Payments                             14
    Your Account                                                    14
    Your Account Value                                              14
    Variable Account Value                                          14
    Fixed Account Value                                             15
    Transfer Privilege                                              16
    Waivers; Reduced Charges; Credits; Bonus Guaranteed
     Interest Rates                                                 17
    Optional Programs                                               17
Withdrawals, Withdrawal Charge and Market Value Adjustment          18
    Cash Withdrawals                                                18
    Withdrawal Charge                                               20
    Market Value Adjustment                                         21
Contract Charges                                                    22
    Account Fee                                                     22
    Administrative Expense Charge                                   23
    Mortality and Expense Risk Charge                               23
    Premium Taxes                                                   23
    Fund Expenses                                                   23
    Modification in the Case of Group Contracts                     23
Death Benefit                                                       23
    Amount of Death Benefit                                         24
    Spousal Continuance                                             24
    Method of Paying Death Benefit                                  24
    Selection and Change of Beneficiary                             25
    Payment of Death Benefit                                        25
    Due Proof of Death                                              25
The Income Phase -- Annuity Provisions                              25
    Selection of the Annuitant or Co-Annuitant                      25
    Selection of the Annuity Commencement Date                      26
    Annuity Options                                                 26
    Selection of Annuity Option                                     27
    Amount of Annuity Payments                                      27
    Exchange of Variable Annuity Units                              28
    Account Fee                                                     29
    Annuity Payment Rates                                           29
    Annuity Options as Method of Payment for Death Benefit          29

Other Contract Provisions                                           29
    Exercise of Contract Rights                                     29
    Change of Ownership                                             29
    Death of Participant                                            30
    Voting of Fund Shares                                           30
    Periodic Reports                                                31
    Substitution of Securities                                      32
    Change in Operation of Variable Account                         32
    Splitting Units                                                 32
    Modification                                                    32
    Limitation or Discontinuance of New Participants                32
    Reservation of Rights                                           33
    Right to Return                                                 33
Tax Considerations                                                  33
    U.S. Federal Tax Considerations                                 33
      DEDUCTIBILITY OF PURCHASE PAYMENTS                            33
      PRE-DISTRIBUTION TAXATION OF CONTRACTS                        33
      DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED
       CONTRACTS                                                    34
      DISTRIBUTION AND WITHDRAWALS FROM QUALIFIED CONTRACTS         34
      WITHHOLDING                                                   34
      INVESTMENT DIVERSIFICATION AND CONTROL                        35
      TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT         35
      QUALIFIED RETIREMENT PLANS                                    35
      PENSION AND PROFIT-SHARING PLANS                              35
      TAX-SHELTERED ANNUITIES                                       35
      INDIVIDUAL RETIREMENT ACCOUNTS                                36
      ROTH IRAS                                                     36
    Puerto Rico Tax Considerations                                  36
Administration of the Contracts                                     37
Distribution of the Contracts                                       37
Performance Information                                             37
Available Information                                               39
Incorporation of Certain Documents by Reference                     39
Additional Information About the Company                            39
    Business of the Company
    Selected Financial Data                                         40
    Management's Discussion and Analysis of Financial
     Condition and Results of Operations                            40
    Demutualization                                                 48
    Sale of Subsidiary                                              48
    Quantitative and Qualitative Disclosures About Market
     Risk                                                           48
    Reinsurance                                                     50
    Reserves                                                        51
    Investments                                                     51
    Competition                                                     51
    Employees                                                       51
    Properties                                                      51
    State Regulation                                                51
Legal Proceedings                                                   52
Accountants                                                         52
Financial Statements                                                52
Table of Contents of Statement of Additional Information            78
Appendix A -- Glossary                                              80
Appendix B -- Condensed Financial Information-- Accumulation
 Unit Values                                                        83
Appendix C -- Withdrawals, Withdrawal Charges and the Market
 Value Adjustment                                                   86

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY

      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, we may deduct premium taxes.

                          SUMMARY OF CONTRACT EXPENSES


TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments.....................   $  0
Deferred Sales Load (as a percentage of Purchase Payments
  withdrawn) (1)
  Number of Account Years Purchase Payment in Account
    0-1.....................................................      6%
    2-3.....................................................      5%
    4-5.....................................................      4%
    6.......................................................      3%
    7 or more...............................................      0%
Transfer Fee (2)............................................   $ 15
ANNUAL ACCOUNT FEE per Contract or Certificate (3)             $ 30
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average
  Variable Account assets)
  Mortality and Expense Risk Charge.........................   1.25%
  Administrative Expense Charge.............................   0.15%
  Other Fees and Expenses of the Variable Account...........   0.00%
                                                              -----
Total Variable Account Annual Expenses......................   1.40%


------------------------

(1) A portion of your Account may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been in your Account for 7 Account Years it may be withdrawn free of the withdrawal charge.


(2) We currently do not assess the transfer fee. However, a Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.



(3) The annual Account Fee is $30 in Account Years 1 through 5; thereafter, the fee may be changed annually, but it will not exceed $50.

                      UNDERLYING FUND ANNUAL EXPENSES (1)
                      (AS A PERCENTAGE OF FUND NET ASSETS)


                                                                                                           TOTAL FUND
                                                               MANAGEMENT               OTHER                ANNUAL
                                                               FEES (AFTER         EXPENSES (AFTER       EXPENSES (AFTER
                                                            REIMBURSEMENT)(2)     REIMBURSEMENT)(2)     REIMBURSEMENT)(2)
                                                           -------------------   -------------------   -------------------
AIM V.I. Capital Appreciation Fund.......................         0.62%                 0.11%                 0.73%
AIM V.I. Growth Fund.....................................         0.63%                 0.10%                 0.73%
AIM V.I. Growth and Income Fund..........................         0.61%                 0.16%                 0.77%
AIM V.I. International Equity Fund.......................         0.75%                 0.22%                 0.97%
Alger American Growth Portfolio..........................         0.75%                 0.04%                 0.79%
Alger American Income and Growth Portfolio...............         0.62%                 0.08%                 0.70%
Alger American Small Capitalization Portfolio............         0.85%                 0.05%                 0.90%
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund(3)......         0.70%                 0.20%                 0.90%
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund(3)......         0.75%                 0.25%                 1.00%
Goldman Sachs VIT CORE-SM- U.S. Equity Fund(3)...........         0.70%                 0.20%                 0.90%
Goldman Sachs VIT Growth and Income Fund(3)..............         0.75%                 0.25%                 1.00%
Goldman Sachs VIT International Equity Fund(3)...........         1.00%                 0.35%                 1.35%
J.P. Morgan International Opportunities Portfolio(4).....         0.60%                 0.60%                 1.20%
J.P. Morgan Small Company Portfolio(4)...................         0.60%                 0.55%                 1.15%
J.P. Morgan U.S. Disciplined Equity Portfolio(4).........         0.35%                 0.50%                 0.85%
Lord Abbett Growth and Income Portfolio..................         0.50%                 0.01%                 0.51%
MFS/Sun Life Capital Appreciation Series(5)..............         0.71%                 0.05%                 0.76%
MFS/Sun Life Emerging Growth Series......................         0.70%                 0.05%                 0.75%
MFS/Sun Life Government Securities Series................         0.55%                 0.06%                 0.61%
MFS/Sun Life High Yield Series(5)........................         0.75%                 0.08%                 0.83%
MFS/Sun Life Money Market Series.........................         0.50%                 0.07%                 0.57%
MFS/Sun Life Utilities Series(5).........................         0.75%                 0.06%                 0.81%
OCC Equity Portfolio(6)..................................         0.80%                 0.11%                 0.91%
OCC Mid Cap Portfolio(6).................................         0.10%                 0.93%                 1.03%
OCC Small Cap Portfolio(6)...............................         0.80%                 0.09%                 0.89%
Salomon Brothers Variable Equity Fund....................         0.00%                 1.00%                 1.00%
Salomon Brothers Variable Investors Fund.................         0.00%                 1.00%                 1.00%
Salomon Brothers Variable Strategic Bond Fund............         0.00%                 1.00%                 1.00%
Salomon Brothers Variable Total Return Fund..............         0.00%                 1.00%                 1.00%
Warburg Pincus Emerging Markets Portfolio(7).............         0.00%                 1.40%                 1.40%
Warburg Pincus Global Post-Venture Capital
 Portfolio(7)............................................         1.07%                 0.33%                 1.40%
Warburg Pincus International Equity Portfolio............         1.00%                 0.32%                 1.32%
Warburg Pincus Small Company Growth Portfolio............         0.90%                 0.24%                 1.14%


------------------------------
(1) The information relating to Fund expenses was provided by the Funds and we have not independently verified it. You should consult the Fund prospectuses for more information about Fund expenses.


(2) For all Funds, "Management Fees," "Other Expenses" and "Total Fund Annual Expenses" are based on actual expenses for the fiscal year ended December 31, 1999, net of any applicable expense reimbursement or waiver.



(3) The investment advisers for the Goldman Sachs VIT Funds have voluntarily agreed to waive or reimburse a portion of the management fees and/or operating expenses, resulting in a reduction of the total expenses. In particular, the investment advisers to the Goldman Sachs VIT CORE-SM- Large Capital Growth Fund, the Goldman Sachs VIT CORE-SM- Small Cap Equity Fund, the Goldman Sachs VIT CORE-SM- U.S. Equity Fund, the Goldman Sachs VIT Growth and Income Fund and the Goldman Sachs VIT International Equity Fund have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, taxes, interest and brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.20%, 0.25%, 0.20%, 0.25%, and 0.35% per annum of such Funds' average daily net assets, respectively. The expenses of the Goldman Sachs VIT Funds are estimated for the fiscal year ended December 31, 2000. Absent any such waiver or reimbursement, estimated "Management Fees," estimated "Other Expenses," and estimated "Total Fund Annual Expenses" for the year ended December 31, 2000 will be: 0.70%, 0.42%, and 1.12% for the Goldman Sachs VIT Core-SM- Large Cap Growth Fund; 0.75%, 0.75%, and 1.50% for the Goldman Sachs VIT CORE-SM- Small Cap Equity Fund; 0.70%, 0.20%, and 0.90% for the Goldman Sachs VIT CORE-SM- U.S. Equity Fund; 0.75%, 0.47%, and 1.22% for the Goldman Sachs VIT Growth and Income Fund; and 1.00%, 0.77%, and 1.77% for the Goldman Sachs VIT International Equity Fund. Fee waivers and expense reimbursements for the Goldman Sachs Funds may be discontinued at any time.



(4) An affiliate of the adviser has agreed to reimburse the Fund, to the extent certain expenses exceed the following percentages of the Fund's average daily net assets through fiscal year 1999: 0.85% for the J.P. Morgan U.S. Disciplined Equity Portfolio; 1.20% for the J.P. Morgan International Opportunities Portfolio, and 1.15% for the J.P. Morgan Small Company Portfolio. Absent this reimbursement, "Total Fund Annual Expenses" would have been 0.87% for the J.P. Morgan U.S. Disciplined Equity Portfolio, 1.98% for the J.P. Morgan International Opportunities Portfolio, and 2.57% for the J.P. Morgan Small Company Portfolio.



(5) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangement (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected in the table. Had these fees been taken into account, "Total Fund Expenses" would have been: 0.75% for the MFS/Sun Life Capital Appreciation Series; 0.82% for the MFS/Sun Life High Yield Series; and 0.80% for the MFS/Sun Life Utilities Series.



(6) Total Fund Annual Expenses for the OCC Equity Portfolio, the OCC Small Cap Portfolio, and the OCC Mid Cap Portfolio are limited contractually by OpCap Advisers so that the Funds' respective annualized operating expenses (net of expense offsets) do not exceed 1% of average daily net assets. Absent this limit, "Management Fees", "Other Expenses" and "Total Expenses" were 0.80%, 3.48%, and 4.28% for the OCC Mid Cap Portfolio. "Other Expenses" are shown gross of expense offsets afforded the portfolio, which effectively lowered custody expenses.



(7) The investment adviser for the indicated Funds has voluntarily agreed to waive or reimburse a portion of the management fees and/or operating expenses, resulting in a reduction of the total expenses. Absent any such waiver or reimbursement, "Management Fees," "Other Expenses," and "Total Fund Annual Expenses" were: 1.25%, 1.88% and 3.13% for the Warburg Pincus Emerging Markets Portfolio; and 1.25%, 0.33% and 1.58% for the Warburg Pincus Global Post-Venture Capital Portfolio. Fee waivers and expense reimbursements for the indicated Funds may be discontinued at any time.

                                    EXAMPLES

      If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................     78         109        145        256
AIM V.I. Growth Fund........................................     78         109        145        256
AIM V.I. Growth and Income Fund.............................     79         110        147        261
AIM V.I. International Equity Fund..........................     81         116        157        281
Alger American Growth Portfolio.............................     79         111        148        263
Alger American Income and Growth Portfolio..................     78         108        144        253
Alger American Small Capitalization Portfolio...............     80         114        154        274
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............     80         114        154        274
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............     81         117        158        284
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................     80         114        154        274
Goldman Sachs VIT Growth and Income Fund....................     81         117        158        284
Goldman Sachs VIT International Equity Fund.................     84         127        175        318
J.P. Morgan International Opportunities Portfolio...........     83         122        168        303
J.P. Morgan Small Company Portfolio.........................     82         121        165        298
J.P. Morgan U.S. Disciplined Equity Portfolio...............     79         112        151        269
Lord Abbett Growth and Income Portfolio.....................     76         103        135        234
MFS/Sun Life Capital Appreciation Series....................     79         110        147        260
MFS/Sun Life Emerging Growth Series.........................     78         110        146        258
MFS/Sun Life Government Securities Series...................     77         106        140        244
MFS/Sun Life High Yield Series..............................     79         112        150        267
MFS/Sun Life Money Market Series............................     77         104        138        240
MFS/Sun Life Utilities Series...............................     79         111        149        265
OCC Equity Portfolio........................................     80         114        154        275
OCC Mid Cap Portfolio.......................................     81         118        160        287
OCC Small Cap Portfolio.....................................     80         114        153        273
Salomon Brothers Variable Capital Fund......................     81         117        158        284
Salomon Brothers Variable Investors Fund....................     81         117        158        284
Salomon Brothers Variable Strategic Bond Fund...............     81         117        158        284
Salomon Brothers Variable Total Return Fund.................     81         117        158        284
Warburg Pincus Emerging Markets Portfolio...................     85         128        177        322
Warburg Pincus Global Post-Venture Capital Portfolio........     85         128        177        322
Warburg Pincus International Equity Portfolio...............     84         126        173        315
Warburg Pincus Small Company Growth Portfolio...............     82         121        165        297

      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................     23         70         119        256
AIM V.I. Growth Fund........................................     23         70         119        256
AIM V.I. Growth and Income Fund.............................     23         71         122        261
AIM V.I. International Equity Fund..........................     25         77         132        281
Alger American Growth Portfolio.............................     23         72         123        263
Alger American Income and Growth Portfolio..................     22         69         118        253
Alger American Small Capitalization Portfolio...............     24         75         128        274
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............     24         75         128        274
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............     25         78         133        284
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................     24         75         128        274
Goldman Sachs VIT Growth and Income Fund....................     25         78         133        284
Goldman Sachs VIT International Equity Fund.................     29         88         150        318
J.P. Morgan International Opportunities Portfolio...........     27         84         143        303
J.P. Morgan Small Company Portfolio.........................     27         82         141        298
J.P. Morgan Equity U.S. Disciplined Portfolio...............     24         73         126        269
Lord Abbett Growth and Income Portfolio.....................     20         63         108        234
MFS/Sun Life Capital Appreciation Series....................     23         71         121        260
MFS/Sun Life Emerging Growth Series.........................     23         70         120        258
MFS/Sun Life Government Securities Series...................     21         66         113        244
MFS/Sun Life High Yield Series..............................     24         73         125        267
MFS/Sun Life Money Market Series............................     21         65         111        240
MFS/Sun Life Utilities Series...............................     23         72         124        265
OCC Equity Portfolio........................................     24         75         129        275
OCC Mid Cap Portfolio.......................................     26         79         135        287
OCC Small Cap Portfolio.....................................     24         75         128        273
Salomon Brothers Variable Capital Fund......................     25         78         133        284
Salomon Brothers Variable Investors Fund....................     25         78         133        284
Salomon Brothers Variable Strategic Bond Fund...............     25         78         133        284
Salomon Brothers Variable Total Return Fund.................     25         78         133        284
Warburg Pincus Emerging Markets Portfolio...................     29         90         153        322
Warburg Pincus Global Post-Venture Capital Portfolio........     29         90         153        322
Warburg Pincus International Equity Portfolio...............     29         87         149        315
Warburg Pincus Small Company Growth Portfolio...............     27         82         140        297


      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION

      Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix B.


                              THE ANNUITY CONTRACT



      Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contracts are available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.


      In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all those Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."


      Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a death benefit if the Annuitant dies during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make payments to you or someone else for life or for another period that you choose.



      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate, which is 3% per year, compounded annually.



      The Contracts is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contracts is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all others as "Non-Qualified Contracts."


                    COMMUNICATING TO US ABOUT YOUR CONTRACT


      All materials sent to us, including Purchase Payments, must be sent to us at our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (888) 786-2435.



      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.


      When we specify that notice to us must be in writing, we reserve the right, in our sole discretion, to accept notice in another form.

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 48 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.


      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.


                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                                   THE FUNDS

      The Contract offers a number of Fund options, which are briefly discussed below. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

      MORE COMPREHENSIVE INFORMATION ABOUT THE FUNDS, INCLUDING A DISCUSSION OF THEIR MANAGEMENT, INVESTMENT OBJECTIVES, EXPENSES, AND POTENTIAL RISKS, IS FOUND IN THE CURRENT PROSPECTUSES FOR THE FUNDS (THE "FUND PROSPECTUSES"). THE FUND PROSPECTUSES SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE YOU INVEST. A COPY OF EACH FUND PROSPECTUS, AS WELL AS A STATEMENT OF ADDITIONAL INFORMATION FOR EACH FUND, MAY BE OBTAINED WITHOUT CHARGE FROM THE COMPANY BY CALLING 1-888-388-8748 (617-348-9600, IN MASSACHUSETTS) OR WRITING TO SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), RETIREMENT PRODUCTS AND SERVICES, P.O. BOX 9133, BOSTON MASSACHUSETTS 02117.

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      The Funds currently available are:


AIM VARIABLE INSURANCE FUNDS (advised by A I M Advisors, Inc.)


     AIM V.I. CAPITAL APPRECIATION FUND seeks growth of capital through investment in common stocks, with emphasis on medium- and smaller-sized growth companies.

     AIM V.I. GROWTH FUND seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum.

     AIM V.I. GROWTH AND INCOME FUND seeks growth of capital with a secondary objective of current income.

     AIM V.I. INTERNATIONAL EQUITY FUND seeks to provide long-term growth of capital by investing in diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

THE ALGER AMERICAN FUND (advised by Fred Alger Management, Inc.)

     ALGER AMERICAN GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of companies which have market capitalizations of $1 billion or more.

     ALGER AMERICAN INCOME AND GROWTH PORTFOLIO seeks primarily to provide a high level of dividend income by investing in dividend paying equity securities. Capital appreciation is a secondary objective.

     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in the equity securities of small companies with market capitalizations within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.


GOLDMAN SACHS VARIABLE INSURANCE TRUST (advised by Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), except for Goldman Sachs International Equity Fund, which is advised by Goldman Sachs Asset Management International, an affiliate of Goldman Sachs)



     GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND seeks long-term growth of capital through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.



     GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND seeks long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.



     GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND seeks long-term growth of capital and dividend income through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.


     GOLDMAN SACHS VIT GROWTH AND INCOME FUND seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

     GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

J.P. MORGAN SERIES TRUST II (advised by J.P. Morgan Investment Management Inc.)


     J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of foreign companies.

     J.P. MORGAN SMALL COMPANY PORTFOLIO seeks to provide a high total return from a portfolio of small company stocks.


     J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO (formerly, the J.P. Morgan Equity Portfolio) seeks to provide a high total return from a portfolio of selected equity securities.


LORD ABBETT SERIES FUND, INC. (advised by Lord Abbett & Co.)

     GROWTH AND INCOME PORTFOLIO seeks to provide long-term growth of capital and income without excessive fluctuation in market value.

MFS/SUN LIFE SERIES TRUST (advised by Massachusetts Financial Services Company, an affiliate of the Company)

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     EMERGING GROWTH SERIES will seek long-term growth of capital.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers (also known as "junk bonds").

     MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

OCC ACCUMULATION TRUST (advised by OpCap Advisors)

     EQUITY PORTFOLIO seeks long-term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

     MID CAP PORTFOLIO seeks long-term capital appreciation through investment in a diversified portfolio of equity securities. The portfolio will invest primarily in companies with market capitalizations of between $500 million and $5 billion.

     SMALL CAP PORTFOLIO seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (advised by Salomon Brothers Asset Management Inc ("SBAM"); with respect to the Strategic Bond Fund, SBAM has a consulting agreement with its affiliate, Salomon Brothers Asset Management Limited, regarding currency transactions and investments in non-dollar denominated debt securities.)

     SALOMON BROTHERS VARIABLE CAPITAL FUND seeks capital appreciation through investments primarily in common stock or securities convertible into common stocks that are believed to have above average price appreciation potential.

     SALOMON BROTHERS VARIABLE INVESTORS FUND seeks long-term growth of capital and, secondarily, current income, primarily through investments in common stocks of well-known companies.

     SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND seeks a high level of current income and, secondarily, capital appreciation, through investments in a globally diverse portfolio of fixed-income investments. The Fund reserves the right to invest predominantly in medium or lower rated securities.

     SALOMON BROTHERS VARIABLE TOTAL RETURN FUND seeks above average income (compared to a portfolio entirely invested in equity securities) and, secondarily, growth of capital and income, through investments in a broad variety of equity and fixed income securities and short-term obligations.


WARBURG PINCUS TRUST (advised by Credit Suisse Asset Management LLP ("CSAM"); CSAM has retained Abbott Capital Management, L.P. regarding investments in private limited investment funds for the Global Post-Venture Capital Portfolio.)


     EMERGING MARKETS PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets.


     GLOBAL POST-VENTURE CAPITAL PORTFOLIO (formerly, the Post-Venture Capital Portfolio) seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.



     INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers.


     SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing in equity securities of small-sized domestic companies.

      The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

      Certain of the investment advisers to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers.

      Certain publically available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

                               THE FIXED ACCOUNT

      The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.


      We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality. We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.


                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.


      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.



      We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.



      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge, and Market Value Adjustment."


                             THE ACCUMULATION PHASE

      During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the Annuitant dies before the Annuity Commencement Date.

ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.


      We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.


AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $5,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

ALLOCATION OF NET PURCHASE PAYMENTS


      You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer. Over the life of your Contract, you may allocate amounts among as many as 18 of the available investment options.



      In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us written notice of the change, as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.



      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. See "Contract Charges -- Premium Taxes." In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.


YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE


      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under the headings "Variable Account Value" and "Fixed Account Value".


VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE


      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of business is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.



      To measure these values, we use a factor -- which we call the Net Investment Factor-- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing
(1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; we then deduct a factor representing the mortality and expense risk charge and administrative expense charge for each day in the Valuation Period. See "Contract Charges."


      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS


      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. A Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal.


      RENEWALS


      We will notify you in writing between 45 and 75 days before the Expiration Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Expiration Date, unless before the Expiration Date we receive:



    (1) written notice from you electing a different Guarantee Period from among those we then offer or



    (2) instructions to transfer all or some of the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege," below).


      Each new allocation to a Guarantee Period must be at least $1,000.


      A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. We will automatically renew your Guarantee Amount into the next available Guarantee Period.

      EARLY WITHDRAWALS


      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.


TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:


      -  You may not make more than 12 transfers in any Account Year;



      - The amount transferred from a Sub-Account must be at least $1,000 unless you are transferring your entire balance in that Sub-Account;



      -  Your Account Value remaining in a Sub-Account must be at least $1,000;



      - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;



      - At least 30 days must elapse between transfers to or from Guarantee Periods;



      - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Fund; and



      - We impose additional restrictions on market timers, which are further described below.


      These restrictions do not apply to transfers made under an approved dollar cost averaging program.


      There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.


      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      If we receive your transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Participants. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Participant, or (2) the transfer instructions of individual Participants who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Participant. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Participants.

      In addition, some of the Funds have reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in the judgment of the Fund's investment advisor, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Fund and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

WAIVERS; REDUCED CHARGES; CREDITS; BONUS GUARANTEED INTEREST RATES


      We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."


OPTIONAL PROGRAMS


      DOLLAR-COST AVERAGING



      Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned. We do not allow transfers into any of the Guarantee Periods.



      Only Purchase Payments may be allocated to a dollar-cost averaging program. Previously applied amounts may not be transferred to a dollar cost averaging program.



      No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.



      The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub-Accounts at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market.

      ASSET ALLOCATION

      One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in declining market.


      Currently, you may select one of 3 asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. The available models are the conservative asset allocation model, the moderate asset allocation model, and the aggressive asset allocation model. Each model allocates a different percentage of Account Value to Sub-Accounts investing in the various asset classes, with the conservative model allocating the lowest percentage to Sub-Accounts investing in the equity asset class and the aggressive model allocating the highest percentage to the equity asset class. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. Additional programs may be available in the future.



      If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By electing an asset allocation program, you authorize us to automatically reallocate your investment options that participate in the Asset Allocation program on a quarterly basis, or as determined by the terms of the Asset Allocation program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or you choose a different model.


      SYSTEMATIC WITHDRAWAL PROGRAM

      If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program.


      Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. You may change or stop the Systematic Withdrawal Program at any time, by written notice to us. Withdrawals under this program are subject to surrender charges. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser before choosing this option.



      You may change or stop this program at any time, by written notice to us.


      PORTFOLIO REBALANCING PROGRAM

      Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

      Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

           WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL


      At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.



      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge" below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see

"Market Value Adjustment" below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.


      FULL WITHDRAWALS


      If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.


      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS

      If you request a partial withdrawal we will pay you the actual amount specified in your request and then reduce the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.


      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.


      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:


      - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;



      - When it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; and



      - When an SEC order permits us to defer payment for the protection of Participants.


      We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS


      If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.



      Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. See "Tax Considerations -- Tax-Sheltered Annuities."

      When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.


WITHDRAWAL CHARGE

      We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

      FREE WITHDRAWAL AMOUNT


      In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the "Annual Withdrawal Allowance"), plus
(2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.


      For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as "New Payments," and all Purchase Payments made before the last 7 Account Years as "Old Payments."

      For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you have made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

      - $800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

      - $8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

      - $10,000, which is the amount of all Old Payments that you have not previously withdrawn.

      WITHDRAWAL CHARGE ON PURCHASE PAYMENTS

      If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

      The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

      ORDER OF WITHDRAWAL

      New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

      CALCULATION OF WITHDRAWAL CHARGE


      We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Contract Anniversary. Payments received during the current Contract Year will be charged 6% if withdrawn. On your next scheduled Contract Anniversary, that payment, along with any other payments made during that Contract Year, will be considered to be in their second Contract Year and will have a 5% withdrawal charge. On the next Contract Anniversary, these payments will move into their third Contract Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Contract Years the purchase payment has been in your Account. The declining scale is as follows:



  NUMBER OF
ACCOUNT YEARS   PERCENTAGE
-------------   ----------
 0-1                6%
 2-3                5%
 4-5                4%
 6                  3%
 7 or more          0%



      The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.


      For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.


      For additional examples of how we calculate withdrawal charges, see Appendix C.


      TYPES OF WITHDRAWALS NOT SUBJECT TO WITHDRAWAL CHARGE

      We do not impose a withdrawal charge on withdrawals from the Accounts of
(a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

      If approved in your state, we will waive the withdrawal charge for a full withdrawal if (a) at least one year has passed since we issued your Contract and
(b) you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state. An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

      We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT


      We will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar cost averaging program.


      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                  N/12
    1 + I
  ( --------  )             -1
    1 + J

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer); and

      N is the number of complete months remaining in your Guarantee Period.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix C.

                                CONTRACT CHARGES

ACCOUNT FEE


      During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is $30. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.



      We will not charge you the annual Account Fee if:


      (1) your Account has been allocated only to the Fixed Account during the applicable Account Year; or

      (2)  your Account Value is more than $75,000 on your Account Anniversary.

      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

      After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any fee from Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE


      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.


MORTALITY AND EXPENSE RISK CHARGE


      During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Annuitant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.


PREMIUM TAXES

      Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

FUND EXPENSES


      There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund's prospectus and related Statement of Additional Information.


MODIFICATION IN THE CASE OF GROUP CONTRACTS


      For Group Contracts, we may modify annual the Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.


                                 DEATH BENEFIT

      If the Annuitant dies during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected -- a single cash payment or one of our Annuity Options. (If you have named more than one Annuitant, the death benefit will be payable after the death of the last surviving of the Annuitants.) If the Beneficiary is not living on the date of death, we will pay the death benefit in one sum to you or to your estate if you are the Annuitant. We do not pay a death benefit if the Annuitant dies during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.


SPOUSAL CONTINUANCE


      If your spouse is your Beneficiary, upon your death (if you are the Annuitant) your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the death benefit provisions of the Contract will not apply until the death of your spouse. See "Other Contract Provisions -- Death of Participant."

AMOUNT OF DEATH BENEFIT

      To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the Annuitant's death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the Annuitant's death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive either the Beneficiary's election of payment method, or if you were the Annuitant and the Beneficiary is your spouse, the Beneficiary's election to continue the Contract. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

      The amount of the death benefit is determined as of the Death Benefit
Date.

      If the Annuitant was 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

      1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

      2. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

      3. Your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;


      4. Your total Purchase Payments minus the sum of partial withdrawals; interest will accrue daily on each Purchase Payment and each partial withdrawal at a rate equivalent to a rate of 5% per year until the first day of the month following the Annuitant's 80th birthday, or until the Purchase Payment or partial withdrawal has doubled in amount, whichever is earlier.



      If the Annuitant was 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.



      If the death benefit we pay is amount (2), (3) or (4), your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the MFS/Sun Life Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.


METHOD OF PAYING DEATH BENEFIT

      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "Income Phase -- Annuity Provisions."


      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of the Annuitant's death, the Beneficiary may elect either a single cash payment or an annuity. If you were the Annuitant and the Beneficiary is your spouse, the

Beneficiary may elect to continue the Contract. These elections are made by sending us at our Annuity Mailing Address a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.



      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option (see "The Income Phase -- Annuity Provisions").


      Neither you nor the Beneficiary may exercise rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code. (See "Other Contract Provisions -- Death of Participant.")

SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH


      We accept any of the following as proof of any person's death:



      -  An original certified copy of an official death certificate;



      - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or



      -  Any other proof we find satisfactory.


                     THE INCOME PHASE -- ANNUITY PROVISIONS


      During the Income Phase, we make regular monthly payments to the Annuitant.



      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.



      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option(s) selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."


SELECTION OF THE ANNUITANT OR CO-ANNUITANT


      You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the "Payee."



      Under a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.



      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.


SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:


      - The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.


      - The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 90th birthday or, if there is a Co-Annuitant, the 90th birthday of the younger of the Annuitant and Co-Annuitant.

      -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

      - We must receive your notice at least 30 days before the current Annuity Commencement Date.

      - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. For example, in most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS


      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both, except that Annuity Option E is available only for a Fixed Annuity. We may also agree to other settlement options, at our discretion.


      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY


      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.



      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN



      We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive in one sum the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.



      ANNUITY OPTION E -- FIXED PAYMENTS



      We hold the portion of your Adjusted Account Value selected for this option at interest, and make fixed payments in such amounts and at such times as you and we may agree. We continue making payments until the amount we hold is exhausted. The final payment will be for the remaining balance and may be less than the previous installments. We will credit interest yearly on the amount remaining unpaid at a rate we determine from time to time, but never less than 3% per year (or a higher rate if specified in your Contract), compounded annually. We may change the rate at any time, but will not reduce it more frequently than once each calendar year. The election of this Annuity Option may result in the imposition of a penalty tax.


SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.


      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of annuity payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.


      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE


      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:



      - We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed;

      - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value; and


      - We deduct any applicable premium tax or similar tax if not previously deducted.

      VARIABLE ANNUITY PAYMENTS

      Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS


      During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.



      Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

      During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.


ACCOUNT FEE


      During the Income Phase, we deduct the annual Account Fee of $30 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.


ANNUITY PAYMENT RATES

      The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (See "Other Contract Provisions -- Modification").


      The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.


ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT


      You or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.


                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to:
(1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.


DEATH OF PARTICIPANT

      If your Contract is a Non-Qualified Contract and you die prior to the Annuitant and before the Annuity Commencement Date, special distribution rules apply. In that case, your Account Value, plus or minus any Market Value Adjustment, must be distributed to your "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the designated beneficiary, with payments beginning no later than one year after your death.

      The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may elect to continue the Contract in his or her own name as Participant. If you were the Annuitant as well as the Participant, your surviving spouse (if the designated beneficiary) may elect to be named as both Participant and Annuitant and continue the Contract; in that case, we will not pay a death benefit and the Account Value will not be increased to reflect the death benefit calculation. In all other cases where you are the Annuitant, the death benefit provisions of the Contract control, subject to the condition that any Annuity Option elected complies with the special distribution requirements described above.

      If your spouse elects to continue the Contract (either in the case where you are the Annuitant or in the case where you are not the Annuitant), your spouse must give us written notification within 60 days after we receive Due Proof of Death, and the special distributioon rules described above will apply on the death of your spouse.

      If you are the Annuitant and you die during the Income Phase, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under the option.

      If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

      If yours is a Qualified Contract, any distributions upon your death will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING OF FUND SHARES

      We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

      Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES


      Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.


CHANGE IN OPERATION OF VARIABLE ACCOUNT


      At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as we deem necessary and appropriate to effect the change.


SPLITTING UNITS


      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.


MODIFICATION

      Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification:
(i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (See "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

      In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.


LIMITATION OR DISCONTINUANCE OF NEW PARTICIPANTS


      We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

RESERVATION OF RIGHTS

      We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

RIGHT TO RETURN


      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value at the end of the Valuation Period during which we received it. However, if applicable state law requires we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.


      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.


                               TAX CONSIDERATIONS



U.S. FEDERAL TAX CONSIDERATIONS



      The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.


DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax, prior to distribution.


      However, corporate (or other non-natural person) Owners of, and Participants under, a Non-Qualified Contract incur current tax, regardless of distribution, on Contract value increases. Such current taxation does not apply, though, to (i) immediate annuities, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase, or (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).


      You should note that qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity.

DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.

      If you withdraw less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the distribution first as a return of investment earnings. You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract.

      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to unrecovered Purchase Payments.

      Upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Participant or distributions under an immediate annuity (as defined above), or after age
59 1/2.

DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.

      Distributions from a Qualified Contract are not subject to current taxation or a 10% penalty, however, if:

      - the distribution is not a hardship distribution or part of a series of payments for life or for a specified period of 10 years or more (an "eligible rollover distribution"), and

      - the Participant or Payee rolls over the distribution (with or without actually receiving the distribution) into a qualified retirement plan eligible to receive the rollover.

      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

WITHHOLDING


      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from
(i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.


INVESTMENT DIVERSIFICATION AND CONTROL


      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Fund complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines.


TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

QUALIFIED RETIREMENT PLANS


      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.


PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

      If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

      Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.


PUERTO RICO TAX CONSIDERATIONS



      Puerto Rico tax laws with respect to qualified retirement plans described in this Prospectus vary significantly from those discussed above under "U.S. Federal Tax Considerations." Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "U.S. Federal Tax Considerations" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.



      The following discussion applies if your Contract is issued in Puerto
Rico:



      Under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"), the Contract offered by this Prospectus is considered an annuity contract. The 1994 Code provides that no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.



      If any annuity distributions are made under an annuity contract, the annuitant or other payee will be required to include as gross income the portion of each payment equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.



      In the event payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent of the Annuitant's aggregate premiums or other consideration paid.



      For further information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.


                        ADMINISTRATION OF THE CONTRACTS

      We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                         DISTRIBUTION OF THE CONTRACTS

      We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.


      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.46% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of Participant Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Commissions will not be paid with respect to Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates." During 1999, approximately $79,103, respectively, was paid to Clarendon in connection with distribution of the Contracts.


                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the variable option. This information may include "Average Annual Total Return," "Cumulative Growth Rate" and "Cumulative Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.


      Average Annual Total Return measures the net income of the variable option and any realized or unrealized gains or losses of the Funds in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a variable option over that period. Standardized Average Annual Total Return information covers the period after we began offering the Futurity products or, if shorter, the life of the Fund. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Futurity products. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.



      Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the annual Account Fee, although they reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.


      The performance figures used by the Variable Account are based on the actual historical performance of the Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Fund.


      Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the Sun Capital Money Market Fund Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the MFS/Sun Life Money Market Sub-Account similarly, but include the increase due to assumed compounding. The MFS/Sun Life Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.


      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: WASHINGTON, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; CHICAGO, ILLINOIS -- 500 West Madison Street, Chicago, IL 60661; NEW YORK, NEW YORK -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


      The Company's Annual Report on Form 10-K for the year ended December 31, 1999 filed with the SEC is incorporated by reference in this Prospectus. Any statement contained in a document we incorporate by reference is deemed modified or superceded to the extent that a later filed document, including this Prospectus, shall modify or supercede that statement. Any statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute part of this Prospectus.


      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the document referred to above which has been incorporated by reference in this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.


                    ADDITIONAL INFORMATION ABOUT THE COMPANY



GENERAL



      The Company is engaged in the sale of individual variable life insurance and individual and group fixed and variable annuities. These contracts are sold in both the tax-qualified and non-tax-qualified markets. These products are distributed through individual insurance agents, insurance brokers and broker-dealers.



      The following table sets forth premiums and deposits by major product categories for each of the last 3 years. See the Notes to the Statutory Financial Statements of the Company included in this Prospectus for industry segment information.



                                              1999         1998         1997
                                           ----------   ----------   ----------
                                                      (IN THOUSANDS)
Protection                                 $   16,509   $  155,907   $  204,671
Wealth Management                          $2,651,247   $2,194,895   $2,204,693
                                           ----------   ----------   ----------
                                           $2,667,756   $2,350,802   $2,409,364
                                           ==========   ==========   ==========

SELECTED FINANCIAL DATA



      The following selected financial data for the Company should be read in conjunction with the Statutory Financial Statements and the Notes thereto included in this Prospectus beginning on page __.



                                                 FOR THE YEARS ENDED DECEMBER 31,
                                -------------------------------------------------------------------
                                   1999          1998          1997          1996          1995
                                -----------   -----------   -----------   -----------   -----------
                                                          (IN THOUSANDS)
Revenues
  Premiums, annuity deposits
    and other revenue           $ 2,869,250   $ 2,581,463   $ 2,623,629   $ 2,215,322   $ 1,883,901
  Net investment income and
    realized gains                  190,844       187,208       298,121       310,172       315,966
                                -----------   -----------   -----------   -----------   -----------
                                  3,060,094     2,768,671     2,921,750     2,525,494     2,199,867
                                -----------   -----------   -----------   -----------   -----------
Benefits and expenses
  Policyholder benefits           2,706,121     2,416,950     2,579,104     2,232,528     1,995,208
  Other expenses                    239,136       214,607       206,065       175,342       150,937
                                -----------   -----------   -----------   -----------   -----------
                                  2,945,257     2,631,557     2,785,169     2,407,870     2,146,145
                                -----------   -----------   -----------   -----------   -----------
Operating gain                      114,837       137,114       136,581       117,624        53,722
Federal income tax expense
  (benefit)                          24,479        11,713         7,339        (5,400)       17,807
                                -----------   -----------   -----------   -----------   -----------
Net income                      $    90,358   $   125,401   $   129,242   $   123,024   $    35,915
                                ===========   ===========   ===========   ===========   ===========
Assets                          $19,948,155   $16,902,621   $15,925,357   $13,621,952   $12,359,683
                                ===========   ===========   ===========   ===========   ===========
Surplus notes                   $   565,000   $   565,000   $   565,000   $   315,000   $   650,000
                                ===========   ===========   ===========   ===========   ===========



See "Reinsurance," below, for the effect of the reinsurance agreements on 1999 net income.



See Note 1 to the Statutory Financial Statements for changes in accounting principles and reporting.



See discussion in "Management's Discussion and Analysis of Financial Condition and Results of Operations."



MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS



CAUTIONARY STATEMENT



      This Prospectus includes forward-looking statements by the Company under the Private Securities Litigation Reform Act of 1995. These statements are not matters of historical fact; they relate to such topics as future product sales, volume growth, market share, market risk and financial goals. It is important to understand that these forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those that the statements anticipate. These risks and uncertainties may concern, among other things:



    - Heightened competition, particularly in terms of price, product features, and distribution capability, which could constrain the Company's growth and profitability.



    - Changes in interest rates and market conditions.



    - Regulatory and legislative developments.



    - Developments in consumer preferences and behavior patterns.

RESULTS OF OPERATIONS



     1999 COMPARED TO 1998:



     NET INCOME



      Net income decreased by $35.0 million to $90.4 million in 1999, reflecting a decrease of $54.7 million in income from operations and an increase of $19.7 million in net realized capital gains. (In the following discussion, "income from operations" refers to the statutory statements of operations line item, "net gain from operations after dividends to policyholders and federal income tax and before realized capital gains.")



      Income from operations decreased from $125.0 million in 1998 to $70.3 million in 1999, mainly as a result of the following factors:



    - A $32.3 million increase, to $63.7 million in 1999, in the income from operations from the Company's Wealth Management segment. (See "1999 Compared to 1998 -- Wealth Management Segment," below.)



    - The effect of terminating certain reinsurance agreements with the Company's ultimate parent in 1998. The termination of these agreements was the predominant factor in the $94.2 million decrease in income from operations for the Company's Protection segment. (See "1999 Compared to 1998 -- Protection Segment," below.)



    - An increase of $7.2 million in income from operations from the Corporate segment, mainly reflecting dividends from a subsidiary. (See "1999 Compared to 1998 -- Corporate Segment," below.)



     INCOME FROM OPERATIONS BY SEGMENT



      The Company's income from operations reflects the operations of its 3 business segments: the Wealth Management segment, the Protection segment and the Corporate segment.



      The following table provides a summary of income from operations by segment, which is discussed more fully below.



                       INCOME FROM OPERATIONS BY SEGMENT*
                                ($ IN MILLIONS)



                                                                                          % CHANGE
                                                                                    ---------------------
                                                     1999       1998       1997     1999/1998   1998/1997
                                                   --------   --------   --------   ---------   ---------
    Wealth Management                               $63.7      $ 31.4     $ 14.7      102.9%      113.6%
    Protection                                       (5.1)       89.1       18.0     (105.7)%     395.0%
    Corporate                                        11.7         4.5       69.8      160.0%      (93.6)%
                                                    -----      ------     ------     ------       -----
                                                    $70.3      $125.0     $102.5      (43.8)%      22.0%
                                                    =====      ======     ======     ======       =====



    * Before net realized capital gains



    WEALTH MANAGEMENT SEGMENT



      The Wealth Management segment focuses on the savings and retirement needs of individuals preparing for retirement or who have already retired. It primarily markets to upscale consumers in the U.S., selling individual and group fixed and variable annuities. Its major product lines, "Regatta" and "Futurity," are combination fixed/variable annuities. In these combination annuities, contract holders have the choice of allocating payments either to a fixed account, which provides a guaranteed rate of return, or to variable accounts. Withdrawals from the fixed account are subject to market value adjustment. In the variable accounts, the contract holder can choose from a range of investment options and styles. The return depends upon investment performance of the options selected. Investment funds available under Regatta products are managed by Massachusetts Financial Services Company ("MFS"), an affiliate of the Company. Investment funds available under Futurity products are managed by several investment managers, including MFS and Sun Capital Advisers, Inc., a subsidiary of the Company.



      The Company distributes its annuity products through a variety of channels. For the Regatta products, about half are sold through securities brokers; a further one-fourth through financial institutions, and the remainder through insurance agents and financial planners. The Futurity products, introduced in February 1998, are primarily distributed through a dedicated wholesaler network, including Sun Life of Canada (U.S.) Distributors, Inc., a subsidiary of the Company.



      Although new pension products are not currently sold, there has been a substantial block of group retirement business in-force, including guaranteed investment contracts ("GICs"), pension plans and group annuities. A significant portion of these pension contracts are non-surrenderable, with the result that the Company's liquidity exposure is limited. GICs were marketed directly in the U.S. through independent managers. In 1997, the Company decided to no longer market group pension and GIC products.



      Following are the major factors affecting this segment's results in 1999 as compared to 1998.



    - Deposit-type funds, which primarily comprised annuity deposits, increased by $457.7 million, or 21%, to $2,598.3 million in 1999. Fixed annuity account deposits were higher by approximately $625 million in 1999, which management believes is mainly a result of the success of the Company's introduction, during the fourth quarter of 1998, of a higher Dollar Cost Averaging ("DCA") rate and a new 6-month DCA program. Under these programs, which were redesigned in late 1996, deposits are made into the fixed portion of the annuity contract and receive a bonus rate of interest for the policy year. During the year, the fixed deposit is systematically transferred to the variable portion of the contract in equal periodic installments. While fixed annuity account deposits increased, deposits directly into variable accounts declined by approximately 13% in 1999. The Company believes this decline was a consequence of the heightened interest in the DCA programs in 1999.



     Sales of the Futurity line of products, introduced in February 1998, represented approximately 9% of total annuity deposits in 1999. The Company expects that sales of the Futurity products will continue to increase in the future, based on management's beliefs that market demand is growing for multi-manager variable annuity products, such as Futurity; that the productivity of Futurity's wholesale distribution network, established in 1998, will continue to grow; and that the marketplace will respond favorably to introductions of new Futurity products and product enhancements.



    - Fee income increased as a result of higher variable annuity account balances. Fee income was higher by approximately $32 million in 1999. The factors driving this growth in account balances have been market appreciation and net deposit activity. This growth has generated corresponding increases in fee income, since fees are determined based on the average assets held in these accounts. Other income increased by approximately $5 million in 1999, mainly reflecting a reinsurance agreement entered into in July 1999 with an unrelated company, which provides reinsurance on certain fixed group annuity contracts. The net effect of this agreement was to increase income from operations by approximately
     $3.4 million.



    - The net year-over-year change in aggregate reserves on policies and contracts for the Wealth Management segment had the effect of increasing income from operations for this segment. This change reflected lower reserves related to minimum guaranteed death benefit product features as well as a variety of other factors.



    - There has been a shift in demand to variable account products from general account products. As a consequence, there has been a decline in average general account invested assets and, in turn, net investment income has declined. Net investment income reflects only income earned on invested assets of the general account. In 1999, net investment income for the Wealth Management segment decreased by $44.0 million, to $114.0 million. This decline in average general account assets primarily reflects the Company's decision in 1997 to no longer market group pension and GIC products and as a consequence, a declining block of in-force business as GICs mature and are surrendered.



    - Policyholder benefits (the major elements of which are surrenders and withdrawals, changes in the liability for premium and other deposit funds, and related separate account transfers) were higher by approximately $430 million in 1999, mainly as a result of higher variable annuity surrenders. The increase in variable annuity surrenders was primarily related to a block of separate account contracts that had been issued seven or more years previously and for which the surrender charge periods had expired. The Company expects that as the separate account block of business continues to grow and as an increasing number of accounts are no longer subject to surrender charges, surrenders will tend to increase. The Company is implementing a conservation program with the aim of improving asset retention.



    - Operational expenses, which include general insurance expenses and insurance taxes, licenses and fees, excluding federal income taxes, increased by $5.4 million, or 9%, in 1999. This increase reflected costs associated with operations and technology improvements to support the growth of the Company's in-force business. Commissions of $153.6 million were higher by $17.7 million in 1999, mainly as a result of higher sales.



    PROTECTION SEGMENT



      The Protection Segment comprises two main elements, internal reinsurance and variable life products.



    INTERNAL REINSURANCE



      In recent years, the Company has had various reinsurance agreements with Sun Life (Canada). In some of these arrangements, Sun Life (Canada) has reinsured the mortality risks of individual life policies sold in prior years by the Company. These agreements, in the aggregate, had an immaterial effect on net income in the years 1998 and 1999. Under another reinsurance agreement, which became effective January 1, 1991 and terminated October 1, 1998, the Company reinsured certain individual life insurance contracts issued by Sun Life (Canada). This agreement had the effect of increasing income from operations by $24.6 million in 1998. In addition, the effect of terminating this agreement was to further increase 1998 net income by $65.7 million as the termination payment was less than the reserves held under the agreement. Because this agreement terminated in 1998, it had no effect on income from operations in 1999.



    VARIABLE LIFE PRODUCTS



      The Company's primary individual variable life insurance product is its variable universal life product marketed to the company-owned life insurance ("COLI") market. This product was introduced in late 1997. The Company's management expects that the Company's variable life business will grow and become more significant in the future. In September 1999, the Company introduced a new variable universal life product as part of the Futurity product portfolio. Costs related to developing this product were primarily responsible for the decrease of approximately $4 million in income from operations for this portion of the Protection segment.



    CORPORATE SEGMENT



      The Corporate segment includes the capital of the Company, its investments in subsidiaries and items not otherwise attributable to either the Wealth Management segment or the Protection segment.



      In 1999, income from operations for this segment increased by $7.2 million to $11.7 million. This increase reflected higher net investment income, mainly from dividends of $19.3 million received during the 4th quarter from a subsidiary, New London Trust, F.S.B. Partially offsetting this change in net investment income were higher operational expenses and higher federal income taxes attributable to this segment.

    1998 COMPARED TO 1997:



    NET INCOME



      Net income decreased by $3.8 million to $125.4 million in 1998, reflecting an increase of $22.5 million in income from operations and a decrease of $26.3 million in net realized capital gains.



      Income from operations increased from $102.5 million in 1997 to $125.0 million in 1998, mainly as a result of the following factors:



    - A $16.7 million increase, to $31.4 million in 1998, in the income from operations from the Company's Wealth Management segment. (See "1998 Compared to 1997 -- Wealth Management Segment," below.)



    - The effect of terminating certain reinsurance agreements with Sun Life (Canada). The termination of these agreements was the predominant factor in the $71.1 million increase in income from operations for the Company's Protection segment.



    - The effects of the Company's December 1997 reorganization (described in "Corporate Segment," below), as a result of which MFS is no longer a subsidiary of the Company. As a result of this reorganization, dividends from subsidiaries were lower in 1998 than in 1997 and certain subsidiary tax benefits were no longer available to the Company. Also affecting income from operations for the Corporate segment in 1998 was that income earned on the proceeds of a December 1997 issuance of a $250 million surplus note was lower than the related interest expense.



    - Net realized capital gains decreased from $26.7 million in 1997 to $0.4 million in 1998. This decrease was also due to the Company's December 1997 reorganization which resulted in a realized capital gain of $21.2 million in 1997.



    INCOME FROM OPERATIONS BY SEGMENT



    WEALTH MANAGEMENT SEGMENT



      Following are the major factors affecting the Wealth Management segment's results in 1998 as compared to 1997:



    - Annuity deposits declined by about $27 million, or 1%, to $2.2 billion in 1998. Fixed annuity account deposits were lower by approximately 7% in 1998, while deposits into variable annuity accounts increased in total and as a proportion of total annuity deposits. These trends reflected market conditions and competitive factors.



     Deposits into the DCA programs, a feature of the Company's combination fixed/variable annuity products, were a significant element of account deposits. Under these programs, which were redesigned in late 1996, deposits are made into the fixed portion of the annuity contract and receive a bonus rate of interest for the policy year. During the year, the fixed deposit is systematically transferred to the variable portion of the contract in equal periodic installments. DCA deposits overall were flat in 1998 compared to 1997. This pattern resulted, in part, from heightened competition, as other companies introduced similar DCA programs within in 1998. During the fourth quarter of 1998, the Company introduced a higher DCA rate and a new six-month DCA program. DCA deposits for that quarter were higher, compared to the preceding 1998 quarters.



     An increase in variable account deposits in 1998 reflected both the continuing strong growth in equity markets generally and the continuing strong performance of the investment funds underlying the Company's variable annuity products. The continuing strong equity markets, low interest rate environment, and demographic trends, among other factors, increased the demand and market for wealth accumulation products in the U.S., particularly for variable annuities. These factors contributed to the growth in the Company's variable account deposits in 1998, despite heightened competition.

     The Company introduced its Futurity line of products in February 1998. Related deposits represented about 6% of the total for the Wealth Management segment in 1998.



    - Fee income increased as a result of higher variable annuity account balances. The main factors driving this growth in account balances were market appreciation and net deposit activity. This growth generated corresponding increases in fee income, since fees are determined based on the average assets held in these accounts. Fee income increased by approximately $43 million, or 39%, in 1998.



    - Because there was a shift to variable accounts from the general account, net investment income declined. Net investment income reflects only income earned on invested assets of the general account. In 1998, net investment income for the Wealth Management segment decreased by about $40 million, or 20%, compared to 1997, mainly as a result of the decline in average invested assets in the Company's general account. This decline in average general account assets mainly reflected the shift in deposits in recent years from the fixed account to variable accounts. It also reflected the Company's decision in 1997 to no longer market group pension and GICs.



    - Policyholder benefits were lower, mainly reflecting lower surrender activity compared to 1997. During 1997 and into the first half of 1998, surrender and withdrawal activity had been high. This activity primarily related to a block of separate account contracts that had been issued 7 or more years previously and for which the surrender charge periods had expired. While variable account surrenders continued to rise, general account surrenders declined in 1998. As a result of this pattern of activity, policyholder benefits (of which surrenders and withdrawals, the related changes in the liability for premium and other deposit funds, and related separate account transfers are the major elements) increased in 1997 and were lower in 1998.



    - As a result of investments in technology and infrastructure to enhance annuity operations, operational expenses increased by approximately $12 million, or 25%, in 1998 compared to 1997. These increases reflected 3 main factors:



       - Higher volumes of annuity business, requiring greater administrative support.



       - Improvements to the computer systems and technology that support the annuity business. These improvements involved information systems supporting the growth of the Company's in-force business, particularly its combination fixed/variable annuities.



       - Costs associated with the product design and implementation of the new Futurity multi-manager annuity product and the development of a new product within the Regatta product line.



    PROTECTION SEGMENT



      The reinsurance arrangements in which Sun Life (Canada) has reinsured the mortality risks of individual life policies sold in prior years by the Company had an immaterial effect, in the aggregate, on net income in 1997 and 1998. Under another agreement, which became effective January 1, 1991 and terminated October 1, 1998, the Company reinsured certain individual life insurance contracts issued by Sun Life (Canada). This agreement had the effect of increasing income from operations by $37.1 million in 1997. Income from operations decreased to $24.6 million in 1998, because the agreement was in place only through the first 9 months of 1998. In addition, the effect of terminating this agreement was to further increase 1998 net income by $65.7 million. This termination-related increase in 1998 represented a reasonable approximation of the value of the stream of future earnings that the agreement would have generated had it remained in effect.



      The Company's primary individual variable life insurance product is its variable universal life product marketed to the company-owned life insurance ("COLI") market. This product was introduced in late 1997.

    CORPORATE SEGMENT



      In 1998, income from operations decreased by $65.3 million to $4.5 million for the Corporate segment. This decrease reflected 2 main factors:



    - Dividends from subsidiaries were lower than in 1997 by $37.5 million. This decrease mainly resulted from a December 1997 reorganization, in which the Company transferred its ownership of MFS to its parent company, Sun Life of Canada (U.S.) Holdings, Inc. ("Sun Life (U.S.) Holdings.") As a result of this reorganization, the Company received no dividends from MFS in 1998. By comparison, it received $33.1 million of MFS dividends in 1997.



    - Net investment income, other than dividends from subsidiaries, decreased by $5.9 million in 1998 over 1997, reflecting the effect of the Company's December 1997 issuance of a $250 million surplus note to Sun Life (U.S.) Holdings. Interest expense exceeded investment earnings on the related funds.



FINANCIAL CONDITION AND LIQUIDITY



    ASSETS



      The Company's total assets comprise those held in its general account and those held in its separate accounts. General account assets support general account liabilities. Separate accounts and their assets are of 2 main types:



    - Those assets held in a "fixed" separate account, which the Company established for amounts that contract holders allocate to the fixed portion of their combination fixed/variable deferred annuity contracts. Fixed separate account assets are available to fund general account liabilities and general account assets are available to fund the liabilities of this fixed separate account. The Company manages the assets of this fixed separate account according to general account investment policy guidelines.



    - Those assets held in a number of registered and non-registered "variable" separate accounts as investment vehicles for the Company's variable life and annuity contracts. Policyholders may choose from among various investment options offered under these contracts according to their individual needs and preferences. Policyholders assume the investment risks associated with these choices. General account and fixed separate account assets are not available to fund the liabilities of these variable accounts.



      The following table summarizes significant changes in asset balances during 1999, 1998 and 1997. The changes are discussed below.



                                                       ASSETS                       % CHANGE
                                            1999        1998        1997      1999/1998   1998/1997
                                          ---------   ---------   ---------   ---------   ---------
                                                   ($ IN MILLIONS)
General account assets..................  $ 2,377.1   $ 2,932.2   $ 4,513.5     (18.9)%     (35.0)%
Fixed separate account assets...........    2,080.7     2,195.6     2,343.9      (5.2)%      (6.3)%
                                          ---------   ---------   ---------     -----       -----
                                          $ 4,457.8   $ 5,127.8   $ 6,857.4     (13.1)%     (25.2)%

Variable separate account assets........   15,490.3    11,774.8     9,068.0      31.6%       29.9%
                                          ---------   ---------   ---------     -----       -----
Total assets............................  $19,948.1   $16,902.6   $15,925.4      18.0%        6.1%
                                          =========   =========   =========     =====       =====



      General account and fixed separate account assets, taken together, decreased by 13.2% in 1999; but variable separate account assets increased by 31.6%. In 1998, the combined general account and fixed separate account decreased by 25.2%, while variable separate account assets increased by 29.9%. This growth in variable accounts relative to the general and fixed accounts reflects 2 main factors: (1) appreciation of the funds held in the variable separate accounts has exceeded that of the funds held in the general and fixed separate accounts; and (2) annuity deposits and exchanges into variable accounts have increased, while annuity deposits into fixed accounts have slowed. The Company believes this pattern has reflected a shift in the preferences of policyholders, which is largely attributable to the strong performance of equity markets in general and of the Company's variable account funds in particular.



      The assets of the general account are available to support general account liabilities. For management purposes, it is the Company's practice to segment its general account to facilitate the matching of assets and liabilities. General account assets primarily comprise cash and invested assets, which represented essentially all of general account assets at year-end 1999. Major types of invested asset holdings included bonds, mortgages, real estate and common stock. The Company's bond holdings comprised 51.5% of the Company's portfolio at year-end 1999. Bonds included both public and private issues. It is the Company's policy to acquire only investment-grade securities. As a result, the overall quality of the bond portfolio is high. At year-end 1999, only 0.5% were rated below-investment-grade; i.e., they had National Association of Insurance Commissioners ("NAIC") ratings lower than "1" or "2." The Company's mortgage holdings amounted to $528.9 million at year-end 1999, representing 22.3% of the total portfolio. All mortgage holdings at year-end 1999 were in good standing. The Company believes that the high quality of its mortgage portfolio is largely attributable to its stringent underwriting standards. At year-end 1999, investment real estate amounted to $79.2 million, representing about 3.3% of the total portfolio. The Company invests in real estate to enhance yields and, because of the long-term nature of these investments, the Company uses them for purposes of matching with products having long-term liability durations. Common stock holdings amounted to $75.3 million, representing about 3.2% of the portfolio. These holdings comprised the Company's ownership shares in subsidiaries.



    LIABILITIES



      As with assets, the proportion of variable separate account liabilities to total liabilities has been increasing. Most of the Company's liabilities comprise reserves for life insurance and for annuity contracts and deposit funds. The Company expects the declining trend in general account liabilities to continue, because it believes that net maturities will continue to exceed sales for the fixed contracts associated with these liabilities. This trend stems mainly from the Company's 1997 decision to discontinue selling group pension and GIC contracts and to focus its marketing efforts on its combination fixed/variable annuity products.



CAPITAL MARKETS RISK MANAGEMENT



      See "Quantitative and Qualitative Disclosures About Market Risk," below, for a discussion of the Company's capital markets risk management.



CAPITAL RESOURCES



    CAPITAL ADEQUACY



      The National Association of Insurance Commissioners ("NAIC") adopted regulations at the end of 1993 that established minimum capitalization requirements for insurance companies, based on risk-based capital ("RBC") formulas. These requirements are intended to identify undercapitalized companies, so that specific regulatory actions can be taken on a timely basis. The RBC formula for life insurance companies calculates capital requirements related to asset, insurance, interest rate, and business risks. According to the RBC calculation, the Company's capital was well in excess of its required capital at year-end 1999.



    LIQUIDITY



      The Company's liquidity requirements are generally met by funds from operations. The Company's main uses of funds are to pay out death benefits and other maturing insurance and annuity contract obligations; to make pay-outs on contract terminations; to purchase new investments; to fund new business ventures; and to pay normal operating expenditures and taxes. The Company's main sources of funds are premiums and deposits on insurance and annuity products; proceeds from the sale of investments; income from investments; and repayments of investment principal.

      In managing its general account and fixed separate account assets in relation to its liabilities, the Company has segmented these assets by product or by groups of products. The Company manages each segment's assets based on an investment policy that it has established for that segment. Among other matters, this investment policy considers liquidity requirements and provides cash flow estimates. The Company reviews these policies quarterly.



      The Company's liquidity targets are intended to enable it to meet its day-to-day cash requirements. On a quarterly basis, the Company compares its total "liquifiable" assets to its total demand liabilities. Liquifiable assets comprise cash and assets that could quickly be converted to cash should the need arise. These assets include short-term investments and other current assets and investment-grade bonds. The Company's policy is to maintain a liquidity ratio in excess of 100%, and it did so throughout 1999. Based on its ongoing liquidity analyses, the Company believes that its available liquidity is more than sufficient to meet its liquidity needs.



OTHER MATTERS



    DEMUTUALIZATION



      On January 27, 1998, Sun Life (Canada) announced that its Board of Directors had requested that management develop a plan to demutualize. Demutualization would involve converting from a mutual structure, with ownership by policyholders, to a shareholder-owned company. It would provide that the ownership interest currently held by policyholders be distributed to them in the form of shares, without affecting their interests as policyholders. In
June 1999, the Sun Life (Canada)'s Board of Directors approved the demutualization timetable recommended by management, and on September 28, 1999, Sun Life (Canada)'s Board of Directors approved the demutualization plan. On December 6, 1999, Sun Life (Canada) received approval for its demutualization plan from the Michigan Commissioner of Insurance. At a Special Meeting on December 15, 1999, eligible policyholders of Sun Life (Canada) voted in favor of the Company's plans to demutualize. Sun Life (Canada) completed its demutualization on March 22, 2000 and its Initial Public Offering ("IPO") on March 29, 2000. The demutualization of Sun Life (Canada) is not expected to have any significant impact on the Company.



    SALE OF SUBSIDIARIES



      On February 5, 1999, the Company sold Massachusetts Casualty Insurance Company ("MCIC"), a disability insurance company, to an unaffiliated party. The net proceeds of this sale were $34.0 million and the Company realized a post tax gain of $4.9 million.



      On October 29, 1999, the Company completed the sale of its wholly-owned subsidiary, New London Trust F.S.B. ("NLT"), for approximately $30.3 million to an unaffiliated party. The Company realized a post-tax gain of $13.2 million from this sale. This transaction is not expected to have a significant effect on the ongoing operations of the Company.



QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK



      This discussion covers market risks associated with investment portfolios that support the Company's general account liabilities. This discussion does not cover market risks associated with those investment portfolios that support separate account products. For these products, the policyholder, rather than the Company, assumes these market risks.



    GENERAL



      The assets of the general account are available to support general account liabilities. For purposes of managing these assets in relation to these liabilities, the Company notionally segments these assets by product or by groups of products. The Company manages each segment's assets based on an investment policy that it has established for that segment. The policy covers the segment's liability characteristics and liquidity requirements, provides cash flow estimates, and sets targets for asset mix, duration, and quality. Each quarter, investment and business unit managers review these policies to ensure that the policies remain appropriate, taking into account each segment's liability characteristics.

    TYPES OF MARKET RISKS



      The Company's stringent underwriting standards and practices have resulted in high-quality portfolios and have the effect of limiting credit risk. It is the Company's policy, for example, not to purchase below-investment-grade securities. Also, as a matter of investment policy, the Company assumes no foreign currency or commodity risk; nor does it assume equity price risk except to the extent that it holds real estate in its portfolios. (At year-end 1999, investment real estate holdings represented less than 4% of its total general account portfolio.) The management of interest rate risk exposure is discussed below.



    INTEREST RATE RISK MANAGEMENT



      The Company's fixed interest rate liabilities are primarily supported by well-diversified portfolios of fixed interest investments. They are also supported by holdings of real estate and floating rate notes. All of these fixed interest investments are held for other than trading purposes and can include publicly issued and privately placed bonds and commercial mortgage loans. Public bonds can include Treasury bonds, corporate bonds, and money market instruments. The Company's fixed income portfolios also hold securitized assets, including mortgage-backed securities ("MBS") and asset-backed securities. These securities are subject to the same standards applied to other portfolio investments, including relative value criteria and diversification guidelines. In portfolios backing interest-sensitive liabilities, the Company's policy is to limit MBS holdings to less than 10% of total portfolio assets. In all portfolios, the Company restricts MBS investments to pass-through securities issued by U.S. government agencies and to collateralized mortgage obligations, which are expected to exhibit relatively low volatility. The Company does not engage in lever-aged transactions and it does not invest in the more speculative forms of these instruments such as the interest-only, principal-only, inverse floater, or residual tranches.



      Changes in the level of domestic interest rates affect the market value of fixed interest assets and liabilities. Segments whose liabilities mainly arise from the sale of products containing interest rate guarantees for certain terms are sensitive to changes in interest rates. In these segments, the Company uses "immunization" strategies, which are specifically designed to minimize the loss from wide fluctuations in interest rates. The Company supports these strategies using analytical and modeling software acquired from outside vendors.



      Significant features of the Company's immunization models include:



    - an economic or market value basis for both assets and liabilities;



    - an option pricing methodology;



    - the use of effective duration and convexity to measure interest rate sensitivity;



    - the use of key rate durations to estimate interest rate exposure at different parts of the yield curve and to estimate the exposure to non-parallel shifts in the yield curve.



      The Company's Interest Rate Risk Committee meets monthly. After reviewing duration analyses, market conditions and forecasts, the Committee develops specific asset management strategies for the interest-sensitive portfolios. These strategies may involve managing to achieve small intentional mismatches, either in terms of total effective duration or for certain key rate durations, between the liabilities and related assets of particular segments. The Company manages these mismatches to a tolerance range of plus or minus 0.5.



      Asset strategies may include the use of Treasury futures or interest rate swaps to adjust the duration profiles for particular portfolios. All derivative transactions are conducted under written operating guidelines and are marked to market. Total positions and exposures are reported to the Board of Directors on a monthly basis. The counterparties to hedging transactions are major highly rated financial institutions, with respect to which the risk of the Company's incurring losses related to credit exposures is considered remote.



      Liabilities categorized as financial instruments and held in the Company's general account at December 31, 1999 had a fair value of $1,024.6 million. Fixed income investments supporting those liabilities had a fair value of $2,072.1 million at that date. The Company performed a sensitivity analysis on these interest-sensitive liabilities and assets at December 31, 1999. The analysis showed that if there were an immediate increase of 100 basis points in interest rates, the fair value of the liabilities would show a net decrease of $30.6 million and the corresponding assets would show a net decrease of $80.5 million.



      By comparison, liabilities categorized as financial instruments and held in the Company's general account at December 31, 1998 had a fair value of $1,538.3 million. Fixed income investments supporting those liabilities had a fair value of $2,710.1 million at that date. The Company performed a sensitivity analysis on these interest-sensitive liabilities and assets at December 31, 1998. The analysis showed that if there were an immediate increase of 100 basis points in interest rates, the fair value of the liabilities would show a net decrease of $46.3 million and the corresponding assets would show a net decrease of $113.2 million.



      The Company produced these estimates using computer models. Since these models reflect assumptions about the future, they contain an element of uncertainty. For example, the models contain assumptions about future policyholder behavior and asset cash flows. Actual policyholder behavior and asset cash flows could differ from what the models show. As a result, the models' estimates of duration and market values may not reflect what actually will occur. The models are further limited by the fact that they do not provide for the possibility that management action could be taken to mitigate adverse results. The Company believes that this limitation is one of conservatism; that is, it will tend to cause the models to produce estimates that are generally worse than one might actually expect, all other things being equal.



      Based on its processes for analyzing and managing interest rate risk, the Company believes its exposure to interest rate changes will not materially affect its near-term financial position, results of operations, or cash flows.



REINSURANCE



      The Company has agreements with Sun Life (Canada) which provide that Sun Life (Canada) will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements, basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements in 1999 had the effect of decreasing net income from operations by approximately $1,527,000.



      Effective January 1, 1991, the Company entered into an agreement with Sun Life (Canada) under which certain individual life insurance contracts issued by Sun Life (Canada) were reinsured by the Company on a 90% coinsurance basis. Also effective January 1, 1991 the Company entered into an agreement with Sun Life (Canada) which provides that Sun Life (Canada) will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Such death benefits are reinsured on a yearly renewable term basis. The life reinsurance assumed agreement requires the reinsurer to withhold funds in amounts equal to the reserves assumed. These agreements had the effect of increasing income from operations by approximately $24,579,000 for the year ended December 31, 1998. The Company terminated these agreements effective October 1, 1998, resulting in an increase in income from operations in 1998 of $65,679,000 which included a cash settlement.



      The Company has also executed reinsurance agreements with unrelated companies which provide reinsurance of certain individual life insurance contracts on a modified coinsurance basis under which all deficiency reserves are ceded. Reinsurance transactions under this agreement had the effect of increasing income from operations by $193,000 in 1999.



      During 1999, the Company entered into an agreement with an unrelated company which provides reinsurance on certain fixed group annuity contracts. The net effect of this agreement was to increase income from operations by approximately $3,400,000. Also during 1999, the Company entered into three agreements with two unrelated companies for the purpose of obtaining stop-loss coverage of guaranteed minimum death benefit exposure with respect to the Company's variable annuity business. The net effect of these agreements was to increase income from operations by approximately $157,000.



RESERVES



      In accordance with the life insurance laws and regulations under which the Company operates, it is obligated to carry on its books, as liabilities, actuarially determined reserves to meet its obligations on its outstanding contracts. Reserves are based on mortality tables in general use in the United States and are computed to equal amounts that, with additions from premiums to be received, and with interest on such reserves compounded annually at certain assumed rates, will be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. In the accompanying Financial Statements, these reserves are determined in accordance with statutory regulations.



INVESTMENTS



      Of the Company's total assets of $19.9 billion at December 31, 1999, 88.1% ($17.6 billion) consisted of unitized and non-unitized separate account assets, 6.1% ($1.2 billion) was invested in bonds and similar securities, 2.7%
($528 million) was invested in mortgages, 0.4% ($75.3 million) was invested in subsidiaries, 0.4% ($94.8 million) was invested in real estate, and the remaining 2.3% ($456.1 million) was invested in cash and other assets.



COMPETITION



      The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products. According to a 1999 statistical study published by A.M. Best, the Company ranked 36th among North American life insurance companies based upon total assets as of December 31, 1998.



EMPLOYEES



      The Company and Sun Life (Canada) have entered into a service agreement which provides that the latter will furnish the Company, as required, with personnel as well as certain services and facilities on a cost reimbursement basis. As of March 31, 2000, the Company had direct employees who are employed at its Principal Executive Office in Wellesley Hills, Massachusetts and at its Retirement Products and Services Division in Boston, Massachusetts.



PROPERTIES



      The Company occupies office space owned by it and leased to Sun Life (Canada), and certain unrelated parties for lease terms not exceeding 5 years. The Company also occupies office space which it leases from unaffiliated parties for various lease terms.



STATE REGULATION



      The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.



      The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the five jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.



      In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.



      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.



                               LEGAL PROCEEDINGS



      There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.



                                  ACCOUNTANTS



      The financial statements of the Variable Account for the year ended December 31, 1999 included in the Statement of Additional Information and the statutory financial statements of the Company for the years ended December 31, 1999, 1998 and 1997 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



                              FINANCIAL STATEMENTS



      The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.



      The financial statements of the Variable Account for the year ended December 31, 1999 are included in the Statement of Additional Information.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS
DECEMBER 31, 1999 AND 1998 (IN THOUSANDS)



                                                                 1999                1998
                                                                 ----                ----
ADMITTED ASSETS
    Bonds                                                     $ 1,221,970         $ 1,763,468
    Common stocks                                                  75,283             128,445
    Mortgage loans on real estate                                 528,911             535,003
    Properties acquired in satisfaction of debt                    15,641              17,207
    Investment real estate                                         79,182              78,021
    Policy loans                                                   40,095              41,944
    Cash and short-term investments                               316,971             265,226
    Other invested assets                                          67,938              64,177
    Investment income due and accrued                              25,303              35,706
    Federal income tax recoverable and interest thereon                --               1,110
    Other assets                                                    5,807               1,928
                                                              -----------         -----------
    General account assets                                      2,377,101           2,932,235
    Separate account assets
      Unitized                                                 15,490,328          11,774,745
      Non-unitized                                              2,080,726           2,195,641
                                                              -----------         -----------
    Total admitted assets                                     $19,948,155         $16,902,621
                                                              ===========         ===========
LIABILITIES
    Aggregate reserve for life policies and contracts         $ 1,153,642         $ 1,216,107
    Supplementary contracts                                         3,182               1,885
    Policy and contract claims                                        962                 369
    Liability for premium and other deposit funds                 564,820           1,000,875
    Surrender values on cancelled policies                             16                   5
    Interest maintenance reserve                                   41,771              40,490
    Commissions to agents due or accrued                            3,253               2,615
    General expenses due or accrued                                14,055               5,932
    Transfers from Separate Accounts due or accrued              (467,619)           (361,863)
    Taxes, licenses and fees due or accrued, excluding FIT            379                 401
    Federal income taxes due or accrued                            89,031              25,019
    Unearned investment income                                         22                  23
    Amounts withheld or retained by company as agent or
      trustee                                                        (442)                529
    Remittances and items not allocated                             1,078               5,176
    Asset valuation reserve                                        44,071              44,392
    Payable to parent, subsidiaries, and affiliates                26,284              30,381
    Payable for securities                                             --                 428
    Other liabilities                                              16,674               9,770
                                                              -----------         -----------
    General account liabilities                                 1,491,179           2,022,534
    Separate account liabilities:
      Unitized                                                 15,489,908          11,774,522
      Non-unitized                                              2,080,726           2,195,641
                                                              -----------         -----------
    Total liabilities                                          19,061,813          15,992,697
                                                              -----------         -----------
CAPITAL STOCK AND SURPLUS
    Common capital stock                                            5,900               5,900
                                                              -----------         -----------
    Surplus notes                                                 565,000             565,000
    Gross paid in and contributed surplus                         199,355             199,355
    Unassigned funds                                              116,087             139,669
                                                              -----------         -----------
    Surplus                                                       880,442             904,024
                                                              -----------         -----------
    Total common capital stock and surplus                        886,342             909,924
                                                              -----------         -----------
    Total liabilities, capital stock and surplus              $19,948,155         $16,902,621
                                                              ===========         ===========


                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



STATUTORY STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)



                                              1999        1998        1997
                                              ----        ----        ----
 INCOME:
     Premiums and annuity considerations   $   69,492  $  210,198  $  254,066
     Deposit-type funds                     2,598,265   2,140,604   2,155,297
     Considerations for supplementary
       contracts without life
       contingencies and dividend
       accumulations                            3,461       2,086       1,615
     Net investment income                    167,035     184,532     270,249
     Amortization of interest maintenance
       reserve                                  3,702       2,282       1,166
     Income from fees associated with
       investment management and
       administration and contract
       guarantees from Separate Account       173,417     141,211     109,757
     Net gain from operations from
       Separate Account                            61          --           5
     Other income                              24,554      87,364     102,889
                                           ----------  ----------  ----------
     Total Income                           3,039,987   2,768,277   2,895,044
                                           ----------  ----------  ----------
 BENEFITS AND EXPENSES:
     Death benefits                             4,386      15,335      17,284
     Annuity benefits                         155,387     153,636     148,135
     Disability benefits and benefits
       under accident and health policies          --         104         132
     Surrender benefits and other fund
       withdrawals                          2,313,179   1,933,833   1,854,004
     Interest on policy or contract funds         237        (140)        699
     Payments on supplementary contracts
       without life contingencies and
       dividend accumulations                   2,345       2,528       1,687

     Increase (decrease) in aggregate
       reserves for life and accident and
       health policies and contracts          (62,465)   (972,135)    127,278
     Decrease in liability for premium
       and other deposit funds               (436,055)   (449,831)   (447,603)
     Increase (decrease) in reserve for
       supplementary contracts without
       life contingencies and for
       dividend and coupon accumulations        1,296        (362)         42
                                           ----------  ----------  ----------
     Total Benefits                         1,978,310     682,968   1,701,658
                                           ----------  ----------  ----------
     Commissions on premiums and annuity
       considerations (direct business
       only)                                  155,381     137,718     132,700
     Commissions and expense allowances
       on reinsurance assumed                      --      13,032      17,951
     General insurance expenses                75,046      58,132      46,624
     Insurance taxes, licenses and fees,
       excluding federal income taxes           8,710       7,388       8,267
     Increase (decrease) in loading on
       and cost of collection in excess
       of loading on deferred and
       uncollected premiums                        --      (1,663)        523
     Net transfers to Separate Accounts       727,811     722,851     844,130
     Reserve and fund adjustments on
       reinsurance terminated                      --   1,017,112          --
                                           ----------  ----------  ----------
     Total Benefits and Expenses           $2,945,258  $2,637,538  $2,751,853
                                           ----------  ----------  ----------


                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF OPERATIONS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)



                                                          1999             1998             1997
                                                          ----             ----             ----
  Net gain from operations before dividends to
    policyholders and federal income tax
    expense                                              94,729           130,739          143,191
  Dividends to policyholders                                 --            (5,981)          33,316
                                                        -------          --------         --------
  Net gain from operations after dividends to
    policyholders and before federal income tax
    expense                                              94,729           136,720          109,875
  Federal income tax expense, (excluding tax on
    capital gains)                                       24,479            11,713            7,339
                                                        -------          --------         --------
  Net gain from operations after dividends to
    policyholders and federal income taxes and
    before realized capital gains                        70,250           125,007          102,536
  Net realized capital gains less capital gains
    tax and transferred to the Interest
    Maintenance Reserve                                  20,108               394           26,706
                                                        -------          --------         --------
NET INCOME                                              $90,358          $125,401         $129,242
                                                        =======          ========         ========


                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)



                                               1999        1998        1997
                                               ----        ----     ----------
 Capital and Surplus, Beginning of Year      $909,924    $832,695    $567,143
                                             --------    --------    --------
   Net Income                                  90,358     125,401     129,242
   Change in net unrealized capital gains
     (losses)                                 (36,111)       (384)      1,152
   Change in non-admitted assets and
     related items                              1,715      (1,086)       (463)
   Change in reserve due to change in
     valuation basis                                           --      39,016
   Change in asset valuation reserve              320       3,213       6,307
   Surplus (contributed to) withdrawn from
     Separate Accounts during period              136          82          --
   Other changes in surplus in Separate
     Accounts Statements                           --          10          --
   Change in surplus notes                         --          --     250,000
   Dividends to stockholders                  (80,000)    (50,000)   (159,722)
   Aggregate write-ins for gains and
     (losses) in surplus                           --          (7)         20
                                             --------    --------    --------
   Net change in capital and surplus for
     the year                                 (23,582)     77,229     265,552
                                             --------    --------    --------
 Capital and Surplus, End of Year            $886,342    $909,924    $832,695
                                             ========    ========    ========


                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)



                                               1999         1998         1997
                                               ----         ----         ----
 Cash Provided by Operations:
   Premiums, annuity considerations and
     deposit funds received                 $ 2,667,756  $ 2,361,669  $ 2,410,919
   Considerations for supplementary
     contracts and dividend accumulations
     received                                     3,461        2,086        1,615
   Net investment income received               225,038      236,944      345,279
   Fees associated with investment
     management, administration, and
     contract guarentees from Separate
     Accounts                                   173,417      141,211           --
   Other income received                         24,555      111,936      208,223
                                            -----------  -----------  -----------
 Total receipts                               3,094,227    2,853,846    2,966,036
                                            -----------  -----------  -----------
   Benefits paid (other than dividends)       2,474,693    2,107,736    2,020,747
   Insurance expenses and taxes paid
     (other than federal income and
     capital gains taxes)                       230,744      217,023      203,650
   Net cash transferred to Separate
     Accounts                                   833,567      800,636      895,465
   Dividends paid to policyholders                   --       26,519       28,316
   Federal income tax payments
     (recoveries),(excluding tax on
     capital gains)                             (40,644)      46,965        1,397
   Other--net                                       237         (138)         698
                                            -----------  -----------  -----------
 Total payments                               3,498,597    3,198,741    3,150,273
                                            -----------  -----------  -----------
 Net cash used in operations                   (404,370)    (344,895)    (184,237)
                                            -----------  -----------  -----------
   Proceeds from long-term investments
     sold, matured or repaid (after
     deducting taxes on capital gains
     (losses) of $(1,768) for 1999, $2,038
     for 1998, and $750 for 1997)             1,065,307    1,261,396    1,343,803
   Issuance of surplus notes                         --           --      250,000
   Other cash provided (used)                    13,797      (40,529)      71,095
                                            -----------  -----------  -----------
 Total cash provided                          1,079,104    1,220,867    1,664,898
                                            -----------  -----------  -----------
 Cash Applied:
   Cost of long-term investments acquired      (484,417)    (967,901)    (773,783)
   Other cash applied                          (138,572)    (187,263)    (310,519)
                                            -----------  -----------  -----------
 Total cash applied                            (622,989)  (1,155,164)  (1,084,302)
 Net change in cash and short-term
 investments                                     51,745     (279,192)     396,359
 Cash and short-term investments:
 Beginning of year                              265,226      544,418      148,059
                                            -----------  -----------  -----------
 End of year                                $   316,971  $   265,226  $   544,418
                                            ===========  ===========  ===========


                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



GENERAL



Sun Life Assurance Company of Canada (U.S.) (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, and group pension contracts.



Effective May 1, 1997, the Company became a wholly-owned subsidiary of the newly established Sun Life of Canada (U.S.) Holdings, Inc. ("Life Holdco"). On December 18, 1997, Life Holdco became a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("US Holdco"). US Holdco is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), a mutual insurance company.



The Company, which is domiciled in the State of Delaware, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Delaware Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles for mutual life insurance companies and stock life insurance companies wholly-owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation"), that became effective in 1996, which changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly-owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with generally accepted accounting principles ("GAAP"). Consequently, these financial statements prepared in conformity with statutory accounting practices, as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with generally accepted accounting principles. (See Note 19 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.



INVESTED ASSETS



Bonds are carried at cost, adjusted for amortization of premium or accrual of discount. Investments in mortgage backed securities are generally carried at amortized cost. Changes in prepayment assumptions and resulting cash flows are confirmed retrospectively. The adjusted yield is used to calculate investment income in future periods. If current book value exceeds future undiscounted cash flows, a realized capital loss is recorded and amortized through the Interest Maintenance Reserve (IMR). Investments in non-insurance subsidiaries are carried on the equity basis. Investments in insurance subsidiaries are carried at their statutory surplus values. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans are carried at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost, adjusted for accumulated depreciation or appraised value, less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED)


POLICY AND CONTRACT RESERVES



The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and contract provisions.



INCOME AND EXPENSES



For life and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.



SEPARATE ACCOUNTS



The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.



The Company has also established a non-unitized separate account for amounts allocated to the fixed portion of certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities, and general account assets are available to fund liabilities of this account.



Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value as determined by quoted market prices of the underlying investments.



Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, and accrued expense allowances recognized in reserves are receivable from or payable to the general account. Accumulated amounts that have not been transferred are recorded as a payable (receivable) to (from) the general account. Amounts payable to the general account of the Company were $467,619,000 in 1999 and $361,863,000 in 1998.



CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING



As described more fully in Note 10, during 1997 the Company changed certain assumptions used in determining actuarial reserves.



In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the state of Delaware will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.



OTHER



Preparation of the financial statements requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.



Certain prior year amounts have been reclassified to conform to amounts as presented in the current year.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



2.  INVESTMENTS IN SUBSIDIARIES


The Company owns all of the outstanding shares of the following subsidiaries:



Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") is engaged in the sale of individual fixed and variable annuity contracts and group life and group long term disability insurance contracts in the State of New York;



Sun Life of Canada (U.S.) Distributors, Inc. (formerly Sun Investment Services Company) ("Sundisco"), is a registered broker-dealer;



Sun Life Financial Services Limited ("SLFSL"), serves as the marketing administrator for the distribution of the offshore products of SLOC (Bermuda branch), an affiliate;



Sun Benefit Services Company, Inc. ("Sunbesco") receives renewal commissions on a disability product and is currently inactive;



Sun Capital Advisers, Inc. ("Sun Capital") is a registered investment adviser;



Sun Life Finance Corporation ("Sunfinco") is a finance company and currently inactive;



Sun Life of Canada (U.S.) SPE 97-1, Inc. ("SPE 97-1") is a special purpose corporation engaging in activities incidental to securitizing mortgage loans;



Clarendon Insurance Agency, Inc. ("Clarendon") is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates;



Sun Life Information Services Ireland Limited ("SLISL") is an offshore technology services center for affiliates.



On October 29,1999, the Company sold New London Trust F.S.B. ("NLT") to an unaffiliated party for $30,254,000. The Company realized a post tax gain of $13,170,000.



On February 5, 1999, the Company sold Massachusetts Casualty Insurance Company ("MCIC"), a disability insurance company, to an unaffiliated party. The net proceeds of this sale were $33,965,000. The Company realized a post tax gain of $4,900,000.



The impact of the sales of NLT and MCIC on continuing operations of the Company is not expected to be material.



Prior to December 24, 1997, the Company owned 93.6% of the outstanding shares of Massachusetts Financial Services Company ("MFS"), a registered investment adviser. On December 24, 1997, the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. As a result of this transaction, the Company realized a gain of $21,195,000 of undistributed earnings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



2.  INVESTMENTS IN SUBSIDIARIES (CONTINUED)


During 1999, 1998, and 1997, the Company contributed capital in the following amounts to its subsidiaries:



                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
MCIC                                                          $    --    $    --    $ 2,000
SLFSL                                                           1,000        750      1,000
SPE 97-1                                                           --         --     20,377
Sundisco                                                       19,000     10,000         --
Sun Capital                                                        --        500         --
Clarendon                                                          --         10         --
SLISL                                                              --        502         --



During 1999, 1998, and 1997, the Company received dividends from the following subsidiaries:



                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
SUN Life (N.Y.)                                               $ 6,500    $ 3,000    $    --
NLT                                                            19,319         --      7,500
MFS                                                                --         --     33,110
SPE 97-1                                                           --        675         --
SUNDISCO                                                           --         --        571



Summarized combined financial information of the Company's subsidiaries as of December 31, 1999, 1998 and 1997 and for the years then ended, follows:



                                                                     DECEMBER 31,
                                                        ---------------------------------------
                                                           1999          1998          1997
                                                        -----------   -----------   -----------
                                                                    (IN THOUSANDS)
Assets                                                  $   877,939   $ 1,315,317   $ 1,190,951
Liabilities                                                (802,656)   (1,186,872)   (1,073,966)
                                                        -----------   -----------   -----------
Total net assets                                        $    75,283   $   128,445   $   116,985
                                                        ===========   ===========   ===========
Total revenues                                          $    82,443   $   222,853   $   750,364
Operating expenses                                          (90,318)     (221,933)     (646,896)
Income tax expense                                            3,249        (1,222)      (43,987)
                                                        -----------   -----------   -----------
Net income (loss)                                       $    (4,626)  $      (302)  $    59,481
                                                        ===========   ===========   ===========

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



3.  BONDS


Investments in debt securities are as follows:



                                                                 DECEMBER 31, 1999
                                                 -------------------------------------------------
                                                                GROSS        GROSS      ESTIMATED
                                                 AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                                    COST        GAINS       (LOSSES)      VALUE
                                                    ----        -----       --------      -----
                                                                  (IN THOUSANDS)
Long-term bonds:
    United States government and government
      agencies and authorities                   $   78,161    $  2,091     $ (2,454)   $   77,798
    States, provinces and political
      subdivisions                                   20,428          69          (57)       20,440
    Public utilities                                181,466       6,854       (5,907)      182,413
    Transportation                                  188,285       7,689       (2,709)      193,265
    Finance                                          88,517       4,631         (518)       92,630
    All other corporate bonds                       665,113      18,353      (17,152)      666,314
                                                 ----------    --------     --------    ----------
        Total long-term bonds                     1,221,970      39,687      (28,797)    1,232,860
                                                 ----------    --------     --------    ----------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances
      and commercial paper                          312,585          --           --       312,585
                                                 ----------    --------     --------    ----------
        Total short-term bonds                      312,585          --           --       312,585
                                                 ----------    --------     --------    ----------
Total bonds                                      $1,534,555    $ 39,687     $(28,797)   $1,545,445
                                                 ==========    ========     ========    ==========



                                                                 DECEMBER 31, 1998
                                                 -------------------------------------------------
                                                                GROSS        GROSS      ESTIMATED
                                                 AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                                    COST        GAINS       (LOSSES)      VALUE
                                                    ----        -----       --------      -----
                                                                  (IN THOUSANDS)
Long-term bonds:
    United States government and government
      agencies and authorities                   $  140,417    $  7,635     $  (177)    $  147,875
    States, provinces and political
      subdivisions                                   16,632       2,219          --         18,851
    Public utilities                                397,670      38,740        (238)       436,172
    Transportation                                  197,207      22,481         (18)       219,670
    Finance                                         144,958      12,542        (494)       157,006
    All other corporate bonds                       866,584      50,814      (6,419)       910,979
                                                 ----------    --------     -------     ----------
        Total long-term bonds                     1,763,468     134,431      (7,346)     1,890,553
                                                 ----------    --------     -------     ----------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances
      and commercial paper                           43,400          --          --         43,400
    Affiliates                                      220,000          --          --        220,000
                                                 ----------    --------     -------     ----------
        Total short-term bonds                      263,400          --          --        263,400
                                                 ----------    --------     -------     ----------
Total bonds                                      $2,026,868    $134,431     $(7,346)    $2,153,953
                                                 ==========    ========     =======     ==========

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



3.  BONDS (CONTINUED)


The amortized cost and estimated fair value of bonds at December 31, 1999 are shown below by contractual maturity. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.



                                                                 DECEMBER 31, 1999
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                 COST      FAIR VALUE
                                                                 ----      ----------
                                                                  (IN THOUSANDS)
Maturities:
    Due in one year or less                                   $  376,761   $  376,823
    Due after one year through five years                        184,077      182,788
    Due after five years through ten years                       259,042      263,321
    Due after ten years                                          542,678      543,301
                                                              ----------   ----------
                                                               1,362,558    1,366,233
    Mortgage-backed securities                                   171,997      179,212
                                                              ----------   ----------
Total bonds                                                   $1,534,555   $1,545,445
                                                              ==========   ==========



Proceeds from sales and maturities of investments in debt securities during 1999, 1998, and 1997 were $740,081,000, $1,016,811,000 and $980,264,000, gross gains were $7,688,000, $17,025,000, and $10,732,000 and gross losses were
$4,477,000, $866,000, and $2,446,000, respectively.



Bonds included above with an amortized cost of approximately $2,604,000, $2,572,000, and $2,578,000 at December 31, 1999, 1998 and 1997, respectively, were on deposit with governmental authorities as required by law.



Excluding investments in U.S. government and agencies securities, the Company is not exposed to significant concentrations of credit risk in its portfolio.



4.  SECURITIES LENDING


The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan Bank of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities on loan as of December 31, 1999, 1998 or 1997. Income resulting from this program was $20,000, $94,000, and $200,000 for the years ended
December 31, 1999, 1998 and 1997, respectively.



5.  MORTGAGE LOANS


The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



5.  MORTGAGE LOANS (CONTINUED)


The following table shows the geographical distribution of the mortgage loan portfolio.



                                                                 DECEMBER 31,
                                                              -------------------
                                                                1999       1998
                                                                ----       ----
                                                                (IN THOUSANDS)
California                                                    $ 72,693   $ 82,397
Massachusetts                                                   38,083     53,528
Michigan                                                        32,941     34,357
New York                                                        22,912     21,190
Ohio                                                            31,914     36,171
Pennsylvania                                                    92,825     93,587
Washington                                                      30,265     36,548
All other                                                      207,278    177,225
                                                              --------   --------
                                                              $528,911   $535,003
                                                              ========   ========



The Company has restructured mortgage loans totaling $15,644,000 and $30,743,000 and corresponding allowances for losses of $1,043,000 and $2,120,000 at December 31, 1999 and 1998, respectively.



On December 22, 1999, the Company acquired 28 mortgages from SLOC at a cost of $118,091,637. The Company in turn sold a 90% participation in these 28 plus an additional 11 existing mortgage loans to a third party as part of two mortgage participation agreements, for which the Company received proceeds of $146,974,851.



The Company has outstanding mortgage loan commitments on real estate totaling $2,384,000 and $18,005,000 at December 31, 1999 and 1998, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



6.  INVESTMENT GAINS AND LOSSES



                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                                ----       ----       ----
                                                                      (IN THOUSANDS)
Net realized gains (losses):
Bonds                                                         $     70   $ 5,659    $ 2,882
Common stock of affiliates                                      15,290        --     21,195
Common stocks                                                       --        48         --
Mortgage loans                                                     787     2,374      3,837
Real estate                                                       (481)      955      2,912
Other invested assets                                               --    (3,827)      (717)
                                                              --------   -------    -------
Subtotal                                                        15,666     5,209     30,109
Capital gains tax expense (benefit)                             (4,442)    4,815      3,403
                                                              --------   -------    -------
Total                                                         $ 20,108   $   394    $26,706
                                                              ========   =======    =======
Changes in unrealized gains (losses):
Bonds                                                         $ (6,689)  $    --    $    --
Common stock of affiliates                                     (30,966)     (302)    (2,894)
Mortgage loans                                                      83    (1,312)     1,524
Real estate                                                      1,461       403      3,377
Other invested assets                                               --       827       (855)
                                                              --------   -------    -------
Total                                                         $(36,111)  $  (384)   $ 1,152
                                                              ========   =======    =======



Realized capital gains and losses on bonds and mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The net realized capital gains credited to the interest maintenance reserve were $4,965,000 in 1999, $8,943,000 in 1998, and $6,321,000 in 1997. All gains and losses are transferred net of applicable income taxes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



7.  NET INVESTMENT INCOME


Net investment income consisted of:



                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                                ----       ----       ----
                                                                      (IN THOUSANDS)
Interest income from bonds                                    $128,992   $167,436   $188,924
Income from investment in common stock of affiliates            25,819      3,675     41,181
Interest income from mortgage loans                             50,327     53,269     76,073
Real estate investment income                                   15,696     15,932     17,161
Interest income from policy loans                                3,118      2,881      3,582
Other investment income (loss)                                  (1,700)      (641)      (193)
                                                              --------   --------   --------
Gross investment income                                        222,252    242,552    326,728
                                                              --------   --------   --------
Interest on surplus notes and notes payable                    (43,266)   (44,903)   (42,481)
Investment expenses                                            (11,951)   (13,117)   (13,998)
                                                              --------   --------   --------
Net investment income                                         $167,035   $184,532   $270,249
                                                              ========   ========   ========



8.  DERIVATIVES


The Company uses derivative instruments for interest rate risk management purposes, including hedges against specific interest rate risk and to minimize the Company's exposure to fluctuations in interest rates and foreign currency exchange rates. The Company's use of derivatives has included U.S. Treasury futures, conventional interest rate swaps, and currency and interest rate swap agreements structured as forward spread lock interest rate swaps.



In the case of interest rate futures, gains or losses on contracts that qualify as hedges are deferred until the earliest of the completion of the hedging transaction, determination that the transaction will no longer take place, or determination that the hedge is no longer effective. Upon completion of the hedge, where it is impractical to allocate gains or losses to specific hedged assets or liabilities, gains or losses are deferred in IMR and amortized over the remaining life of the hedged assets. At December 31, 1999 and 1998, there were no futures contracts outstanding.



In the case of interest rate and foreign currency swap agreements and forward spread lock interest rate swap agreements, gains or losses on terminated swaps are deferred in IMR and amortized over the shorter of the remaining life of the hedged asset or the remaining term of the swap contract. The net differential to be paid or received on interest rate swaps is recorded monthly as interest rates change.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



8.  DERIVATIVES (CONTINUED)


The Company's open positions are as follows:



                                                                     SWAPS OUTSTANDING
                                                                    AT DECEMBER 31, 1999
                                                              --------------------------------
                                                                  NOTIONAL        MARKET VALUE
                                                              PRINCIPAL AMOUNTS   OF POSITIONS
                                                              -----------------   ------------
                                                                       (IN THOUSANDS)
Conventional interest rate swaps                                   $20,000            $249
Foreign currency swap                                                  648             113



                                                                     SWAPS OUTSTANDING
                                                                    AT DECEMBER 31, 1998
                                                              --------------------------------
                                                                  NOTIONAL        MARKET VALUE
                                                              PRINCIPAL AMOUNTS   OF POSITIONS
                                                              -----------------   ------------
                                                                       (IN THOUSANDS)
Conventional interest rate swaps                                   $45,000            $508
Foreign currency swap                                                1,178             263



The market value of swaps is the estimated amount that the Company would receive or pay on termination or sale, taking into account current interest rates and the current creditworthiness of the counterparties. The Company is exposed to potential credit loss in the event of nonperformance by counterparties. The counterparties are major financial institutions and management believes that the risk of incurring losses related to credit risk is remote.



9.  LEVERAGED LEASES


The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.75 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the Master Lessee may exercise a fixed price purchase option to purchase the equipment.



The Company's net investment in leveraged leases is composed of the following elements:



                                                                   DECEMBER 31,
                                                              -----------------------
                                                                1999           1998
                                                                ----           ----
                                                                  (IN THOUSANDS)
Lease contracts receivable                                    $ 69,766       $ 78,937
Less non-recourse debt                                         (69,749)       (78,920)
                                                              --------       --------
Net receivable                                                      17             17
Estimated residual value of leased assets                       41,150         41,150
Less unearned and deferred income                               (7,808)        (8,932)
                                                              --------       --------
Investment in leveraged leases                                  33,359         32,235
Less fees                                                         (113)          (138)
                                                              --------       --------
Net investment in leveraged leases                            $ 33,246       $ 32,097
                                                              ========       ========



The net investment is included in "Other invested assets" on the balance sheet.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



10. REINSURANCE


The Company has agreements with SLOC which provide that SLOC will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements had the effect of decreasing income from operations by approximately $1,527,000, $2,128,000 and $1,381,000 for the years ended December 31, 1999, 1998 and 1997, respectively.



Effective January 1, 1991, the Company entered into an agreement with SLOC under which certain individual life insurance contracts issued by SLOC were reinsured by the Company on a 90% coinsurance basis. During 1997, SLOC changed certain assumptions used in determining the gross and the ceded reserve balance. The Company reflected the effect of the changes in assumptions to its assumed reserves as a direct credit to surplus. The effect of the change was a $39,016,000 decrease in reserves. Also, the agreement required SLOC to reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company. Such death benefits are reinsured on a yearly renewable term basis. The life reinsurance assumed agreement required the reinsurer to withhold funds in amounts equal to the reserves assumed. These agreements had the effect of increasing income from operations by approximately $24,579,000, and $37,050,000 for the years ended December 31, 1998 and 1997, respectively. The Company terminated this agreement effective October 1, 1998, resulting in an increase in income from operations of $65,679,000 which included a cash settlement.



The following are summarized pro-forma results of operations of the Company for the years ended December 31, 1999, 1998 and 1997 before the effect of reinsurance transactions with SLOC:



                                                                YEARS ENDED DECEMBER 31,
                                                          ------------------------------------
                                                             1999         1998         1997
                                                             ----         ----         ----
                                                                     (IN THOUSANDS)
Income:
    Premiums, annuity deposits and other revenues         $2,874,513   $2,377,364   $2,340,733
    Net investment income and realized gains                 190,845      187,208      298,120
                                                          ----------   ----------   ----------
    Subtotal                                               3,065,358    2,564,572    2,638,853
                                                          ----------   ----------   ----------
Benefits and Expenses:
    Policyholder benefits                                  2,709,712    2,312,247    2,350,354
    Other expenses                                           239,282      203,238      187,591
                                                          ----------   ----------   ----------
    Subtotal                                               2,948,994    2,515,485    2,537,945
                                                          ----------   ----------   ----------
Income from operations                                    $  116,364   $   49,087   $  100,908
                                                          ==========   ==========   ==========



The Company has an agreement with an unrelated company which provides reinsurance of certain individual life insurance contracts on a modified coinsurance basis and under which all deficiency reserves related to these contracts are reinsured. Reinsurance transactions under this agreement had the effect of increasing income from operations by $193,000 in 1999, $3,008,000 in 1998, and decreasing income from operations by $2,658,000 in 1997.



During 1999 the Company entered into an agreement with an unrelated company which provides reinsurance on certain fixed group annuity contracts. The net effect of this agreement was to increase income from operations by approximately $3,400,000. Also during 1999, the Company entered into three agreements with two unrelated companies for the purpose of obtaining stop-loss coverage of guaranteed minimum death benefit exposure with respect to the Company's variable annuity business. The net effect of these agreements was to increase income from operations by approximately $157,000.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



10. REINSURANCE (CONTINUED)


The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.



11. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES


The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:



                                                                 DECEMBER 31, 1999
                                                              ------------------------
                                                                AMOUNT      % OF TOTAL
                                                                ------      ----------
                                                                   (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                              $ 2,346,853        13
    At market value                                            15,010,696        81
    At book value less surrender charges (surrender charge
      >5%)                                                         45,722        --
    At book value (minimal or no charge or adjustment)            104,539         1
Not subject to discretionary withdrawal provision               1,015,108         5
                                                              -----------       ---
Total annuity actuarial reserves and deposit liabilities      $18,522,918       100
                                                              ===========       ===



                                                                 DECEMBER 31, 1998
                                                              ------------------------
                                                                AMOUNT      % OF TOTAL
                                                                ------      ----------
                                                                   (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                              $ 2,896,529       19
    At market value                                            11,368,059       73
    At book value less surrender charges (surrender charge
      >5%)                                                         62,404       --
    At book value (minimal or no charge or adjustment)            111,757        1
Not subject to discretionary withdrawal provision               1,055,642        7
                                                              -----------      ---
Total annuity actuarial reserves and deposit liabilities      $15,494,391      100
                                                              ===========      ===



12. SEGMENT INFORMATION


The Company offers financial products and services such as fixed and variable annuities, retirement plan services and life insurance on an individual basis. Within these areas, the Company conducts business principally in two operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing related activities.



The Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of individual life insurance. The products include whole life, universal life and variable life products.The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



12. SEGMENT INFORMATION (CONTINUED)


The following amounts pertain to the various business segments:



                                                                                  FEDERAL
                                            TOTAL          TOTAL        PRETAX     INCOME       TOTAL
                                           REVENUES    EXPENDITURES*    INCOME      TAX        ASSETS
                                          ----------   -------------   --------   --------   -----------
                                                                  (IN THOUSANDS)
    1999
Protection                                $   33,236     $   41,030    $ (7,794)  $ (2,661)  $   136,127
Wealth Management                          2,979,450      2,898,158      81,292     18,593    19,015,394
Corporate                                     27,301          6,070      21,231      8,547       796,634
                                          ----------     ----------    --------   --------   -----------
    Total                                 $3,039,987     $2,945,258    $ 94,729   $ 24,479   $19,948,155
                                          ----------     ----------    --------   --------   -----------
      1998
Protection                                $  229,710     $  144,800    $ 84,910   $ (4,148)  $   199,683
Wealth Management                          2,527,608      2,483,715      43,893     12,486    16,123,905
Corporate                                     10,959          3,042       7,917      3,375       579,033
                                          ----------     ----------    --------   --------   -----------
    Total                                 $2,768,277     $2,631,557    $136,720   $ 11,713   $16,902,621
                                          ----------     ----------    --------   --------   -----------
      1997
Protection                                $  304,141     $  272,333    $ 31,808   $ 13,825   $ 1,143,697
Wealth Management                          2,533,006      2,507,592      25,414     10,667    14,043,221
Corporate                                     57,897          5,244      52,653    (17,153)      738,439
                                          ----------     ----------    --------   --------   -----------
    Total                                 $2,895,044     $2,785,169    $109,875   $  7,339   $15,925,357
                                          ----------     ----------    --------   --------   -----------


------------------------

* Total expenditures includes dividends to policyholders of $0 for 1999, $(5,981) for 1998, and $33,316 for 1997.



13. RETIREMENT PLANS


The Company participates with SLOC in a noncontributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.



The funding policy for the pension plan is to contribute an amount, which at least satisfies the minimum amount required by ERISA; currently, the plan is fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of SLOC.



The Company's share of the group's accrued pension obligation was $1,914,000, and $1,178,000 at December 31, 1999 and 1998, respectively. The Company's share of net periodic pension cost was $736,000, $586,000, and $146,000 for 1999, 1998 and 1997, respectively.



The Company also participates with SLOC and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $284,000, $231,000, and $259,000 for the years ended December 31, 1999, 1998 and 1997, respectively.



OTHER POST-RETIREMENT BENEFIT PLANS



In addition to pension benefits the Company provides certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



13. RETIREMENT PLANS (CONTINUED)


The Company records an accrual of the estimated cost of retiree benefit payments during the years the employee provides services, and amortizes an obligation of approximately $400,000 over a period of ten years. The Company's cash flows are not affected by this method, however the net effect decreased income by $185,000, $95,000, and $117,000, for the years ended December 31, 1999, 1998, and 1997, respectively. The Company's post-retirement health, dental and life insurance benefits currently are not funded.



The following table sets forth the change in the pension and other post-retirement benefit plans' benefit obligations and assets as well as the plans' funded status reconciled with the amount shown in the Company's financial statements at December 31:



                                                      PENSION BENEFITS       OTHER BENEFITS
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
                                                                  (IN THOUSANDS)
Change in benefit obligation:
    Benefit obligation at beginning of year          $110,792   $ 79,684   $ 10,419   $  9,845
    Service cost                                        5,632      4,506        413        240
    Interest cost                                       6,952      6,452        845        673
    Actuarial loss (gain)                             (21,480)    21,975      1,048        308
    Benefits paid                                      (2,376)    (1,825)      (508)      (647)
                                                     --------   --------   --------   --------
Benefit obligation at end of year                    $ 99,520   $110,792   $ 12,217   $ 10,419
                                                     ========   ========   ========   ========
The Company's share:
    Benefit obligation at beginning of year          $  9,125   $  5,094   $    416   $    385
    Benefit obligation at end of year                $  8,816   $  9,125   $    743   $    416
Change in plan assets:
    Fair value of plan assets at beginning of year   $151,575   $136,610   $     --   $     --
    Actual return on plan assets                        9,072     16,790         --         --
    Employer contribution                                  --         --        508        647
    Benefits paid                                      (2,376)    (1,825)      (508)      (647)
                                                     --------   --------   --------   --------
Fair value of plan assets at end of year             $158,271   $151,575   $     --   $     --
                                                     ========   ========   ========   ========
Funded status                                        $ 58,752   $ 40,783   $(12,217)  $(10,419)
Unrecognized net actuarial gain (loss)                (20,071)    (2,113)     1,469        586
Unrecognized transition obligation (asset)            (22,617)   (24,674)       140        185
Unrecognized prior service cost                         7,081      7,661         --         --
                                                     --------   --------   --------   --------
Prepaid (accrued) benefit cost                       $ 23,145   $ 21,657   $(10,608)  $ (9,648)
                                                     ========   ========   ========   ========
The Company's share of accrued benefit cost          $ (1,914)  $ (1,178)  $   (381)  $   (195)
Weighted-average assumptions as of December 31:
    Discount rate                                       7.50%      6.75%      7.50%      6.75%
    Expected return on plan assets                      8.75%      8.00%        N/A        N/A
    Rate of compensation increase                       4.50%      4.50%        N/A        N/A

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



13. RETIREMENT PLANS (CONTINUED)


For measurement purposes, a 10.9% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999 (5.6% for dental benefits). The rates were assumed to decrease gradually to 5% for 2005 and remain at that level thereafter.



                                                           PENSION BENEFITS       OTHER BENEFITS
                                                            1999       1998       1999       1998
                                                          --------   --------   --------   --------
                                                                       (IN THOUSANDS)
Components of net periodic benefit cost:
    Service cost                                          $  5,632   $ 4,506     $  413     $  240
    Interest cost                                            6,952     6,452        845        673
    Expected return on plan assets                         (12,041)  (10,172)        --         --
    Amortization of transition obligation (asset)           (2,056)   (2,056)        45         45
    Amortization of prior service cost                         580       580         --         --
    Recognized net actuarial (gain) loss                      (554)     (677)       164        (20)
                                                          --------   -------     ------     ------
Net periodic benefit cost                                 $ (1,487)  $(1,367)    $1,467     $  938
                                                          ========   =======     ======     ======
    The Company's share of net periodic benefit cost      $    736   $   586     $  185     $   95
                                                          ========   =======     ======     ======



Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:



                                                            1-PERCENTAGE-POINT   1-PERCENTAGE-POINT
                                                                 INCREASE             DECREASE
                                                            ------------------   ------------------
                                                                        (IN THOUSANDS)
Effect on total of service and interest cost components           $  288              $  (518)
Effect on postretirement benefit obligation                        2,754               (2,279)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



14. FAIR VALUE OF FINANCIAL INSTRUMENTS


The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:



                                                            1999
                                            -------------------------------------
                                            CARRYING AMOUNT  ESTIMATED FAIR VALUE
                                            ---------------  --------------------
                                                       (IN THOUSANDS)
ASSETS:
Bonds (including short-term)                  $1,534,555          $1,545,445
Mortgages                                        528,911             526,608
Derivatives                                           --                 362
Other Invested Assets                             67,938              67,938
Policy loans                                      40,095              40,095
LIABILITIES:
Insurance reserves                            $  120,536          $  120,536
Individual annuities                             247,619             238,229
Pension products                                 661,806             665,830
                                                            1998
                                            -------------------------------------
                                            CARRYING AMOUNT  ESTIMATED FAIR VALUE
                                            ---------------  --------------------
                                                       (IN THOUSANDS)
ASSETS:
Bonds (including short-term)                  $2,026,868          $2,153,953
Mortgages                                        535,003             556,143
Derivatives                                           --                 771
Policy loans                                      41,944              41,944
LIABILITIES:
Insurance reserves                            $  121,100          $  121,100
Individual annuities                             274,448             271,849
Pension products                               1,104,489           1,145,351



The major methods and assumptions used in estimating the fair values of financial instruments are as follows:



The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated by taking into account prices for publicly traded bonds of similar credit risk and maturity and repayment and liquidity characteristics.



The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.



The fair values of policy loans approximate carrying amounts.



The fair values of derivative financial instruments are estimated using the process described in Note 8.



The fair values of the Company's general account insurance reserves and liabilities under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



15. STATUTORY INVESTMENT VALUATION RESERVES


The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.



Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve and amortized into income over the remaining contractual life of the security sold.



The table shown below presents changes in the major elements of the AVR and IMR.



                                                                YEARS ENDED DECEMBER 31,
                                                               1999                  1998
                                                        -------------------   -------------------
                                                          AVR        IMR        AVR        IMR
                                                          ---        ---        ---        ---
                                                                     (IN THOUSANDS)
Balance, beginning of year                              $44,392    $40,490    $47,605    $33,830
Net realized investment gains, net of tax                 9,950      4,983        256      8,942
Amortization of net investment gains                         --     (3,702)        --     (2,282)
Unrealized investment losses                             (9,705)        --     (6,550)        --
Required by formula                                        (566)        --      3,081         --
                                                        -------    -------    -------    -------
Balance, end of year                                    $44,071    $41,771    $44,392    $40,490
                                                        =======    =======    =======    =======



16. FEDERAL INCOME TAXES


The Company, its subsidiaries and certain other affiliates file a consolidated federal income tax return. Federal income taxes are calculated for the consolidated group based upon amounts determined to be payable as a result of operations within the current year. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such timing differences include reserves, depreciation and accrual of market discount on bonds. Cash payments for federal income taxes were approximately $3,000,000, $48,144,000, and $31,000,000 for the years ended December 31, 1999, 1998 and
1997, respectively.



The Company is currently undergoing an audit by the Internal Revenue Service. The Company believes that there will be no material audit adjustments for the periods under examination.



17. RELATED PARTY TRANSACTIONS
A. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE)


On December 22, 1997, the Company issued a $250,000,000 surplus note to Life Holdco. This note has an interest rate of 8.625% and is due on or after November 6, 2027.



On May 9, 1997, the Company issued a short-term note of $600,000,000 to Life Holdco at an interest rate of 5.10%, which was extended at various interest rates. This note was repaid on December 22, 1997.



On December 19, 1995, the Company issued surplus notes totaling $315,000,000 to an affiliate, Sun Canada Financial Co., at interest rates between 5.75% and 7.25%. Of these notes, $157,500,000 will mature in the year 2007 and $157,500,000 will mature in the year 2015. Interest on these notes is payable semiannually.



Principal and interest on surplus notes are payable only to the extent that the Company meets specified requirements regarding free surplus exclusive of the principal amount and accrued interest, if any, on these notes and with the consent of the Delaware Insurance Commissioner.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



17. RELATED PARTY TRANSACTIONS
A. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE) (CONTINUED)


The Company accrued $4,259,000 and $4,259,000 for interest on surplus notes for the years ended December 31, 1999 and 1998, respectively.



The Company expensed $43,266,000, $44,903,000, and $42,481,000 for interest on surplus notes and notes payable for the years ended December 31, 1999, 1998 and 1997, respectively.



On September 28, 1998 a $500,000 note was issued by SLISL to the Company at a rate of 6.0%, maturing on September 28, 2002.



A $110,000,000 note was issued to the Company by MFS on February 11, 1998 at an interest rate of 6.0% due February 11, 1999. Another $110,000,000 note was issued to the Company on December 22, 1998 at an interest rate of 5.55% due February 11, 1999. These two notes and an additional $10,000,000 were combined into a new note of $230,000,000 with a floating interest rate based on the six month LIBOR rate plus 25 basis points. The $230,000,000 note was repaid to the Company on December 21, 1999.



On January 14, 2000, the Company purchased $200,000,000 of notes from MFS.



On December 23, 1997, the Company issued a $110,000,000 note to US Holdco at an interest rate of 5.80%, which was repaid on March 1, 1998. A $110,000,000 note was also issued to the Company by MFS on December 23, 1997 at an interest rate of 5.85% and was repaid on February 11, 1998.



On December 31, 1996, the Company issued a $58,000,000 note to SLOC at an interest rate of 5.70% which was repaid on February 10, 1997. Also on December 31, 1996, the Company was issued a $58,000,000 note by MFS at an interest rate of 5.76%. This note was repaid to the Company on February 10, 1997.



On December 31, 1998, the Company had an additional $20,000,000 in notes issued by MFS, scheduled to mature in 2000. These notes were repaid to the Company on December 21,1999.



B.  STOCKHOLDER DIVIDENDS


The maximum amount of dividends which can be paid by the Company without prior approval of the Insurance Commissioner of the State of Delaware is subject to restrictions relating to statutory surplus. In 1999, a dividend in the amount of $80,000,000 was declared and paid by the Company to its parent, Life Holdco. This dividend was approved by the Board of Directors, but did not require approval of the Insurance Commissioner. In 1998, a dividend in the amount of $50,000,000 was declared and paid by the Company to its parent, Life Holdco. This dividend was approved by the Insurance Commissioner and the Board of Directors. On December 24, 1997 the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. This dividend was approved by the Insurance Commissioner and the Board of Directors.



C.  SERVICE AGREEMENTS


The Company has an agreement with SLOC which provides that SLOC will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $28,700,000 in 1999, $16,344,000 in 1998, and $15,997,000 in 1997.



The Company leases office space to SLOC under lease agreements with terms expiring in December, 2004 and options to extend the terms for each of twelve successive five-year terms at fair market rental not to exceed 125% of the fixed rent for the term which is ending. Rent received by the Company under the leases for 1999 amounted to approximately $6,943,000.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



18. RISK-BASED CAPITAL


Effective December 31, 1993, the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1999, 1998 and 1997.



19. COMMITMENTS AND CONTINGENT LIABILITIES


The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability arising from such pending or threatened litigation, after consideration of provisions made for potential losses and costs of defense, will have a material adverse effect on the financial condition or operating results of the Company.



Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred it it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company incurred guaranty fund assessments of approximately $3,500,000, $3,500,000, and $3,083,000 in 1999, 1998 and 1997, respectively.



20. ACCOUNTING POLICIES AND PRINCIPLES


The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting practices and GAAP are described as follows. Under statutory accounting practices, financial statements are not consolidated and investments in subsidiaries are shown at net equity value. Accordingly, the assets, liabilities and results of operations of the Company's subsidiaries are not consolidated with the assets, liabilities and results of operations, respectively, of the Company. Changes in net equity value of the common stock of the Company's United States life insurance subsidiaries are directly reflected in the Company's surplus. Changes in the net equity value of the common stock of all other subsidiaries are directly reflected in the Company's Asset Valuation Reserve. Dividends paid by subsidiaries to the Company are included in the Company's net investment income.



Other differences between statutory accounting practices and GAAP include the following items. Statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP: deferred policy acquisition costs, deferred federal income taxes and statutory nonadmitted assets. Asset Valuation Reserves and Interest Maintenance Reserves are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting practices and GAAP. Premiums for universal life and investment-type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP. Investments in fixed maturity securities classified as available-for-sale are carried at aggregate fair value with changes in unrealized gains and losses reported net of taxes in a separate component of stockholder's equity for GAAP and generally at amortized cost under statutory accounting practices.

INDEPENDENT AUDITORS' REPORT



TO THE BOARD OF DIRECTORS AND STOCKHOLDERS


SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)



We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) (the "Company") as of December 31, 1999 and 1998, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As described more fully in Notes 1 and 20 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.



In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999 on the basis of accounting described in Notes 1 and 20.



However, because of the differences between the two bases of accounting referred to in the second preceding paragraph, in our opinion, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1999 and 1998 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1999.



Deloitte & Touche



Boston, Massachusetts
February 10, 2000

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


Calculation of Performance Data
Non-Standardized Investment Performance
Advertising and Sales Literature
Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2000 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (888) 786-2435.


--------------------------------------------------------------------------------


To:    Sun Life Assurance Company of Canada (U.S.)
     c/o Retirement Products and Services
     P.O. Box 9133
     Boston, Massachusetts 02117


      Please send me a Statement of Additional Information for Futurity Variable and Fixed Annuity
     Sun Life of Canada (U.S.) Variable Account F.

Name
--------------------------------------------------------------

Address
--------------------------------------------------------------
-------------------------------------------------------------------------

City
------------------------------------
State
--------------
Zip
------

Telephone
----------------------------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:

      ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

      ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

      ANNUITANT: The person or persons named in the Application and on whose life the first annuity payment is to be made. In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also name a Co-Annuitant. If you do, all provisions of the Contract based on the death of the Annuitant will be based on the date of death of the last surviving of the persons named. By example, if the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the new Annuitant. The death benefit will become due only on the death before the Annuity Commencement Date of the last surviving Annuitant and Co-Annuitant named. These persons are referred to collectively in the Contract as "Annuitants." If you have named both an Annuitant and Co-Annuitant, you may designate one of them to become the sole annuitant as of the Annuity Commencement Date, if both are living at that time. In the absence of such designation, the Co-Annuitant will become the sole Annuitant during the Income Phase.

      *ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

      *ANNUITY OPTION: The method you choose for making annuity payments.


      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.


      APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

      *BENEFICIARY: The person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code.

      BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

      CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

      COMPANY: Sun Life Assurance Company of Canada (U.S.).

      CONTRACT DATE: The date on which we issue your Contract. This is called the "Issue Date" in the Contract.

* You specify these items on the Certificate Specifications page and may change them, as we describe in this Prospectus.

      DEATH BENEFIT DATE: If you have elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

      EXPIRATION DATE: The last day of a Guarantee Period.

      FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

      FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

      GROUP CONTRACT: A Contract issued by the Company on a group basis.

      GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

      INCOME PHASE: The period on and after the Annuity Commencement Date during which we make payments under the Contract.

      INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

      NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

      NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

      OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k),
Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

      PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner.

      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

      SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

      VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

      VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

                                   APPENDIX B
          CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT VALUES

      The following information should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. All of the Variable Account's Financial Statements have been audited by Deloitte & Touche LLP, independent certified public accountants.


                                                                 PERIOD ENDED           YEAR ENDED
                                                                 DECEMBER 31,          DECEMBER 31,
                                                                     1998*                 1999
                                                              -------------------   -------------------

AIM V.I. CAPITAL APPRECIATION FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000              $11.2634
    End of Period...........................................       $11.2634              $16.0639
  Units outstanding at end of period........................        141,292               227,735
AIM V.I. GROWTH FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000              $12.5052
    End of Period...........................................       $12.5052              $16.6782
  Units outstanding at end of period........................        204,502               442,430
AIM V.I. GROWTH AND INCOME FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000              $11.2957
    End of Period...........................................       $11.2957              $14.9550
  Units outstanding at end of period........................        332,662               799,385
AIM V.I. INTERNATIONAL EQUITY FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000              $10.9969
    End of Period...........................................       $10.9969              $16.8153
  Units outstanding at end of period........................        216,812               458,813
ALGER AMERICAN GROWTH PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $12.6460
    End of Period...........................................       $12.6460              $16.6799
  Units outstanding at end of period........................        285,990               755,329
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $11.8414
    End of Period...........................................       $11.8414              $16.6354
  Units outstanding at end of period........................        194,995               434,832
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $10.3887
    End of Period...........................................       $10.3887              $14.6937
  Units outstanding at end of period........................         77,472               182,220
GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000              $11.0000
    End of Period...........................................       $11.0000              $14.6906
  Units outstanding at end of period........................        210,952               423,081
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000              $ 8.9463
    End of Period...........................................       $ 8.9463              $10.3704
  Units outstanding at end of period........................         31,476                80,363
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000              $11.3062
    End of Period...........................................       $11.3062              $13.8599
  Units outstanding at end of period........................        282,488               575,303

                                                                 PERIOD ENDED           YEAR ENDED
                                                                 DECEMBER 31,          DECEMBER 31,
                                                                     1998*                 1999
                                                              -------------------   -------------------
GOLDMAN SACHS VIT GROWTH AND INCOME FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000              $ 9.2498
    End of Period...........................................       $ 9.2498              $ 9.6158
  Units outstanding at end of period........................        199,770               301,072
GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000              $10.5032
    End of Period...........................................       $10.5032              $13.6576
  Units outstanding at end of period........................         30,394                62,975
J.P. MORGAN SERIES TRUST II INTERNATIONAL OPPORTUNITIES PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $ 9.2403
    End of Period...........................................       $ 9.2403              $12.4536
  Units outstanding at end of period........................         52,419               105,324
J.P. MORGAN SERIES TRUST II SMALL COMPANY PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $ 8.3553
    End of Period...........................................       $ 8.3553              $11.8980
  Units outstanding at end of period........................         22,655                41,135
J.P. MORGAN SERIES TRUST II U.S. DISCIPLINED EQUITY PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $10.8269
    End of Period...........................................       $10.8269              $12.6575
  Units outstanding at end of period........................        293,787               568,955
LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $10.0766
    End of Period...........................................       $10.0766              $11.6064
  Units outstanding at end of period........................        333,805               681,170
MFS/SUN LIFE CAPITAL APPRECIATION SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000              $11.3759
    End of Period...........................................       $11.3759              $14.8787
  Units outstanding at end of period........................        403,733               490,436
MFS/SUN LIFE EMERGING GROWTH SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000              $12.1772
    End of Period...........................................       $12.1772              $21.1132
  Units outstanding at end of period........................        397,132               644,429
MFS/SUN LIFE GOVERNMENT SECURITIES SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000              $10.5829
    End of Period...........................................       $10.5829              $10.2352
  Units outstanding at end of period........................        150,350               635,712
MFS/SUN LIFE HIGH YIELD SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000              $ 9.6667
    End of Period...........................................       $ 9.6667              $10.1846
  Units outstanding at end of period........................        217,924               581,114
MFS/SUN LIFE MONEY MARKET SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000              $10.3120
    End of Period...........................................       $10.3120              $10.6449
  Units outstanding at end of period........................        371,404               663,091
MFS/SUN LIFE UTILITIES SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000              $10.3843
    End of Period...........................................       $10.3843              $13.4418
  Units outstanding at end of period........................        278,221               762,245
OCC ACCUMULATION TRUST EQUITY PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $10.5664
    End of Period...........................................       $10.5664              $10.6854
  Units outstanding at end of period........................        363,748               770,005

                                                                 PERIOD ENDED           YEAR ENDED
                                                                 DECEMBER 31,          DECEMBER 31,
                                                                     1998*                 1999
                                                              -------------------   -------------------
OCC ACCUMULATION TRUST MID CAP PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $ 9.7036
    End of Period...........................................       $ 9.7036              $11.6402
  Units outstanding at end of period........................         93,160               208,499
OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $ 8.2560
    End of Period...........................................       $ 8.2560              $ 7.9927
  Units outstanding at end of period........................         86,567               235,529
SALOMON BROTHERS VARIABLE CAPITAL FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000              $10.8433
    End of Period...........................................       $10.8433              $13.0553
  Units outstanding at end of period........................         21,329                29,639
SALOMON BROTHERS VARIABLE INVESTORS FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000              $10.2249
    End of Period...........................................       $10.2249              $11.2585
  Units outstanding at end of period........................         32,282                58,715
SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000              $10.4937
    End of Period...........................................       $10.4937              $10.3875
  Units outstanding at end of period........................        277,473               649,260
SALOMON BROTHERS VARIABLE TOTAL RETURN FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000              $10.1488
    End of Period...........................................       $10.1488              $10.0870
  Units outstanding at end of period........................        293,921               657,323
WARBURG PINCUS TRUST EMERGING MARKETS PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $ 7.2856
    End of Period...........................................       $ 7.2856              $13.1613
  Units outstanding at end of period........................         22,480                68,070
WARBURG PINCUS TRUST GLOBAL POST-VENTURE CAPITAL PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $ 9.2305
    End of Period...........................................       $ 9.2305              $14.8836
  Units outstanding at end of period........................         14,715                21,318
WARBURG PINCUS TRUST INTERNATIONAL EQUITY PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $ 9.0185
    End of Period...........................................       $ 9.0185              $13.7221
  Units outstanding at end of period........................         18,253                52,931
WARBURG PINCUS TRUST SMALL COMPANY GROWTH PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000              $ 8.8466
    End of Period...........................................       $ 8.8466              $14.7515
  Units outstanding at end of period........................         41,843               153,457


------------------------------

 * From commencement of operations to December 31, 1998.

                                   APPENDIX C
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: VARIABLE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE VARIABLE ACCOUNT)

WITHDRAWAL CHARGE CALCULATION:

FULL SURRENDER:

      Assume a Purchase Payment of $40,000 is made on the Date of Coverage, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full surrender of the Participant's Account, based on hypothetical Account Values.

          HYPOTHETICAL     FREE      PURCHASE   WITHDRAWAL  WITHDRAWAL
 ACCOUNT    ACCOUNT     WITHDRAWAL   PAYMENTS     CHARGE      CHARGE
  YEAR       VALUE        AMOUNT    LIQUIDATED  PERCENTAGE    AMOUNT
 -------  ------------  ----------  ----------  ----------  ----------
    1       $ 41,000     $  4,000(a)  $ 37,000   6.00  %      $2,220
    3       $ 52,000     $ 12,000(b)  $ 40,000   5.00  %      $2,000
    7       $ 80,000     $ 28,000(c)  $ 40,000   3.00  %      $1,200
    9       $ 98,000     $ 68,000(d)  $ 40,000   0.00  %      $   0

------------------------


(a) The free withdrawal amount during an Account Year is equal to 10% of new Payments (those Payments made in current Account Year or in the 6 immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current Account Year is carried forward into future years. In the first Account Year 10% of new Payments is $4,000. Therefore, on full surrender $4,000 is withdrawn free of the withdrawal charge and the Purchase Payment liquidated is $37,000 (Account Value less free withdrawal amount). The withdrawal charge amount is determined by applying the withdrawal charge percentage to the Purchase Payment liquidated.



(b) In the third Account Year, the free withdrawal amount is equal to $12,000 ($4,000 for the current Account Year, plus an additional $8,000 for Account Years 1 and 2 because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the liquidated Purchase Payment (Account Value less free withdrawal amount).



(c) In the seventh Account Year, the free withdrawal amount is equal to $28,000 ($4,000 for the current Account Year, plus an additional $24,000 for Account Years 1 through 6, $4,000 for each Account Year because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the liquidated Purchase Payment (Account Value less free withdrawal amount, but not greater than actual Purchase Payments).



(d) In Account Year 9, the free withdrawal amount is $68,000, calculated as follows: There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.


PARTIAL WITHDRAWAL:


      Assume a single Purchase Payment of $40,000 is deposited at issue, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of three partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.


     HYPOTHETICAL  PARTIAL      FREE     PURCHASE  WITHDRAWAL WITHDRAWAL
       ACCOUNT    WITHDRAWAL WITHDRAWAL  PAYMENTS    CHARGE     CHARGE
        VALUE       AMOUNT     AMOUNT   LIQUIDATED PERCENTAGE   AMOUNT
     ------------ ---------- ---------- ---------- ---------- ----------
 (a)   $ 64,000    $  9,000   $ 20,000   $      0   4.00  %      $ 0
 (b)   $ 56,000    $ 12,000   $ 11,000   $  1,000   4.00  %      $40
 (c)   $ 40,000    $ 15,000   $      0   $ 15,000   4.00  %      $600

------------------------


(a) The free withdrawal amount during an Account Year is equal to 10% of new Payments (those Payments made in current Account Year or in the 6 immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current Account Year is carried forward into future years. In the fifth Account Year, the free withdrawal amount is equal to $20,000 ($4,000 for the current Account Year, plus an additional $16,000 for Account Years 1 through 4, $4,000 for each Account Year because no partial withdrawals were taken). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no Purchase Payments are liquidated and no withdrawal charge applies.



(b) Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount, and then will liquidate Purchase Payments of $1,000, incurring a withdrawal charge of $40.



(c) The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in Purchase Payments being liquidated and will incur a withdrawal charge. At the beginning of the next Account Year, 10% of Purchase Payments would be available for withdrawal requests during that Account Year.


PART 2 -- FIXED ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT (MVA)

      The MVA factor is:

                                  N/12
                        1 + I
                      ( ----- )        -1
                        1 + J

      These examples assume the following:


        1) The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06 (l).



        2)  The date of surrender is two years from the Expiration Date (N =
            24).



        3) The value of the Guarantee Amount on the date of surrender is $11,910.16.



        4) The interest earned in the current Account Year is $674.16.



        5) No transfers or partial withdrawals affecting this Guarantee Amount have been made.



        6) Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

EXAMPLE OF A NEGATIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 8% or .08.


                                         N/12
                              1 + l
    The MVA factor =     (    -----  )         -1
                              1 + J
                                         24/12
                             1 + .06
                   =     (   ------  )         -1
                             1 + .08

                   =     (.981)(2) -1

                   =     .963 -1

                   =     -.037



      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:


                   ($11,910.16 - $674.16) X (-.037) = -$415.73

      -$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

EXAMPLE OF A POSITIVE MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05.


                                   N/12
                          1 + l
    The MVA factor =   (  -----  )       -1
                          1 + J
                                   24/12
                         1 + .06
                   =   ( ------  )       -1
                         1 + .05

                   =   (1.010)(2) -1

                   =   1.019 -1

                   =   .019




      The value of the Guarantee Amount less interested credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:


                     ($11,910.16 - $674.16) X .019 = $213.48

      $213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

      $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                   C/O RETIREMENT PRODUCTS AND SERVICES
                                   P.O. BOX 9133
                                   BOSTON, MASSACHUSETTS 02117



                                   TELEPHONE:
                                   Toll Free (888) 786-2435


                                   GENERAL DISTRIBUTOR
                                   Clarendon Insurance Agency, Inc.
                                   One Sun Life Executive Park
                                   Wellesley Hills, Massachusetts 02481


                                   AUDITORS
                                   Deloitte & Touche LLP
                                   200 Berkeley Street
                                   Boston, Massachusetts 02116

                                     PART B

                     INFORMATION REQUIRED IN A STATEMENT OF
                             ADDITIONAL INFORMATION


     Attached hereto and made a part hereof is the Statement of Additional Information dated May 1, 2000.

                                                        May 1, 1999


                                     FUTURITY


                             VARIABLE AND FIXED ANNUITY

                        STATEMENT OF ADDITIONAL INFORMATION

                    SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

                                 TABLE OF CONTENTS

Calculation of Performance Data ............................................2
Advertising and Sales Literature ...........................................10
Calculations ...............................................................13
     Example of Variable Accumulation Unit Value Calculation................13
     Example of Variable Annuity Unit Calculation ..........................13
     Example of Variable Annuity Payment Calculation .......................13
Distribution of the Contracts ..............................................13
Designation and Change of Beneficiary ......................................14
Custodian ..................................................................14
Financial Statements .......................................................14


          The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Futurity Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the Prospectus dated May 1, 2000. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to Sun Life Assurance Company of Canada (U.S.), c/o Retirement Products and Services, P.O. Box 9133, Boston, Massachusetts 02117, or by telephoning (888) 786-2435.


          The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.


--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                          CALCULATION OF PERFORMANCE DATA


AVERAGE ANNUAL TOTAL RETURN:

          The table below shows, for various Sub-Accounts of the Variable Account, the Average Annual Total Return for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out after the table. For purposes of determining the investment results in this table, the actual investment performance of each Fund is reflected from the date the Fund commenced operations ("Inception"), although the Contracts have been offered only since February 17, 1998. No information is shown for the Funds that have not commenced operations or that have been in operation for less than one full calendar year.





                      STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                           PERIOD ENDING DECEMBER 31, 1999




                                                                                10 YEAR
                                                               1 YEAR   5 YEAR    OR             FUND
                                                               PERIOD   PERIOD   LIFE (1)   INCEPTION DATE
                                                               ------   ------   --------   ----------------
AIM V.I. Capital Appreciation Fund                             36.45%        -   26.14%     February 18, 1998
AIM V.I. Growth Fund                                           27.20%        -   28.77%     February 17, 1998
AIM V.I. Growth and Income Fund                                26.23%        -   22.52%        March 26, 1998
AIM V.I. International Equity Fund                             46.74%        -   29.34%     February 17, 1998
Alger American Growth Portfolio                                25.73%        -   30.67%        March 26, 1998
Alger American Income and Growth Portfolio                     34.32%        -   30.45%        March 26, 1998
Alger American Small Capitalization Portfolio                  35.27%        -   21.24%        March 26, 1998
Goldman Sachs VIT CORE-SM- Large Cap Fund                      27.39%        -   20.70%        March 11, 1998
Goldman Sachs VIT CORE-SM- Small Cap Fund                       9.75%        -   (0.90)%    February 18, 1998
Goldman Sachs VIT CORE-SM- U.S. Equity Fund                    16.42%        -   16.13%     February 17, 1998
Goldman Sachs VIT Growth and Income Fund                       (1.84)%       -   (4.78)%    February 18, 1998
Goldman Sachs VIT International Equity Fund                    23.87%        -   15.84%        March 16, 1998
J.P. Morgan International Opportunities Portfolio (2)          28.61%        -    9.90%        March 26, 1998
J.P. Morgan Small Company Portfolio (2)                        36.24%        -    6.97%        March 26, 1998
J.P. Morgan U.S. Disciplined Equity Portfolio (2)(4)           10.74%        -   10.98%        March 26, 1998
Lord Abbett Growth and Income Portfolio                         9.02%        -    5.52%        March 26, 1998
MFS/Sun Life Capital Appreciation Series                       24.41%   25.65%   17.01%     November 30, 1989
MFS/Sun Life Emerging Growth Series                            67.18%        -   34.11%           May 1, 1995
MFS/Sun Life Government Securities Series                      (8.63)%   4.64%    5.51%     November 30, 1989
MFS/Sun Life High Yield Series                                 (0.46)%   7.62%    8.75%     November 30, 1989
MFS/Sun Life Money Market Series                               (2.54)%   2.93%    3.23%     November 30, 1989
MFS/Sun Life Utilities Series                                  23.38%   24.58%   18.43%     November 16, 1993
OCC Equity Portfolio (3)                                       (4.50)%       -    0.71%     February 17, 1998
OCC Mid Cap Portfolio                                          13.79%        -    5.37%     February 17, 1998
OCC Small Cap Portfolio (3)                                    (8.55)%       -  (14.38)%       March 26, 1998
Salomon Brothers Variable Capital Fund                         14.23%        -   13.04%        March 26, 1998
Salomon Brothers Variable Investors Fund                        3.95%        -    3.74%        March 26, 1998
Salomon Brothers Variable Strategic Bond Fund                  (6.51)%       -   (0.79)%    February 17, 1998
Salomon Brothers Variable Total Return Fund                    (6.13)%       -   (2.45)%       March 26, 1998
Warburg Pincus Emerging Markets Portfolio                      72.74%        -   12.74%     February 17, 1998
Warburg Pincus International Equity Portfolio                  45.15%        -   16.41%        March 26, 1998
Warburg Pincus Post-Venture Capital Portfolio                  55.08%        -   22.15%        March 26, 1998
Warburg Pincus Small Company Growth Portfolio                  60.58%        -   21.49%        March 26, 1998




(1) From commencement of investment operations.

(2) From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a wholly owned subsidiary of Chubb Life Insurance Company of America, served as each of these Fund's investment manager, and Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan Investment Management Inc. ("J.P. Morgan") served as such Fund's sub-investment adviser. Effective January 1, 1997, J.P. Morgan began serving as each Fund's investment adviser.

(3) On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the OCC Accumulation Trust, at which time the OCC Accumulation Trust commenced operations. The total net assets for each of the Equity, Managed and Small Cap Portfolios immediately after the transaction were $86,789,755, $682,601,380, and $139,812,573, respectively, with respect to the Old Trust, and for each of the Equity, Managed and Small Cap Portfolios, $3,764,598,
    $51,345,102, and $8,129,274, respectively, with respect to the OCC Accumulation Trust. The Equity, Managed and Small Cap Portfolios commenced operations on August 1, 1998. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Managed, and Small Cap Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

(4) Formerly, the J.P. Morgan Equity Portfolio.

          The length of the period and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                                         n
                                 P(l + T)  = ERV
     Where:    P = a hypothetical initial Purchase Payment of $1,000
               T = average annual total return for the period n = number of years
             ERV = redeemable value (as of the end of the period) of a hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

The formula assumes that: 1) all recurring fees have been deducted from the Participant's Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period, and 3) there will be a full surrender at the end of the period.


          The $30 annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Individual Contracts and Certificates that have amounts allocated to that Sub-Account. Because the impact of Account Fees on a particular Contract may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

NON-STANDARDIZED INVESTMENT PERFORMANCE:


          The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and sports. Such results may be computed on a "cumulative" and/or "annualized" basis.

          "Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.


          "Annualized" quotations are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

                                        NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,0000 invested in this Fund under a                                                               ...would have grown to this
Futurity Contract, this many years ago...                                                            amount on December 31, 1999**


                       AIM V.I. CAPITAL APPRECIATION FUND                                          AIM V.I. GROWTH FUND

Number                                  Cumulative    Compound       Number                                  Cumulative    Compound
    of                                    Growth       Growth            of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate          Years        Periods         Amount       Rate         Rate
     1   12/31/98-12/31/99  $14,262.00   42.62%      42.62%               1   12/31/98-12/31/99  $13,337.00   33.37%      33.37%
     2   12/31/97-12/31/99  $16,786.00   67.86%      29.56%               2   12/31/97-12/31/99  $17,647.00   76.47%      32.84%
     3   12/31/96-12/31/99  $18,790.00   87.90%      23.40%               3   12/31/96-12/31/99  $22,079.00  120.79%      30.21%
     4   12/31/95-12/31/99  $21,786.00  117.86%      21.49%               4   12/31/95-12/31/99  $25,711.00  157.11%      26.63%
     5   12/31/94-12/31/99  $29,154.00  191.54%      23.86%               5   12/31/94-12/31/99  $34,173.00  241.73%      27.86%
  Life   05/05/93-12/31/99  $34,894.00  248.94%      20.65%            Life   05/05/93-12/31/99  $36,041.00  260.41%      21.24%


                        AIM V.I. GROWTH AND INCOME FUND                                 AIM V.I. INTERNATIONAL EQUITY FUND

Number                                  Cumulative    Compound   Number                                  Cumulative    Compound
    of                                    Growth       Growth        of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate      Years        Periods         Amount       Rate         Rate
     1   12/31/98-12/31/99  $13,240.00   32.40%      32.40%           1   12/31/98-12/31/99  $15,291.00   52.91%      52.91%
     2   12/31/97-12/31/99  $16,676.00   66.76%      29.14%           2   12/31/97-12/31/99  $17,422.00   74.22%      31.99%
     3   12/31/96-12/31/99  $20,676.00  106.76%      27.40%           3   12/31/96-12/31/99  $18,373.00   83.73%      22.48%
     4   12/31/95-12/31/99  $24,455.00  144.55%      25.05%           4   12/31/95-12/31/99  $21,750.00  117.50%      21.44%
     5   12/31/94-12/31/99  $32,285.00  222.85%      26.42%           5   12/31/94-12/31/99  $25,148.00  151.48%      20.25%
  Life   05/02/94-12/31/99  $31,986.00  219.86%      22.78%        Life   05/05/93-12/31/99  $28,749.00  187.49%      17.19%


                       ALGER AMERICAN GROWTH PORTFOLIO                               ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
    of                                    Growth       Growth          of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate        Years        Periods         Amount       Rate         Rate
     1   12/31/98-12/31/99  $13,190.00   31.90%      31.90%           1     12/31/98-12/31/99  $14,049.00   40.49%      40.49%
     2   12/31/97-12/31/99  $19,269.00   92.69%      38.81%           2     12/31/97-12/31/99  $18,349.00   83.49%      35.46%
     3   12/31/96-12/31/99  $23,902.00  139.02%      33.70%           3     12/31/96-12/31/99  $24,670.00  146.70%      35.12%
     4   12/31/95-12/31/99  $26,718.00  167.18%      27.85%           4     12/31/95-12/31/99  $29,119.00  191.19%      30.63%
     5   12/31/94-12/31/99  $35,945.00  259.45%      29.16%           5     12/31/94-12/31/99  $38,820.00  288.20%      31.16%
    10   12/31/89-12/31/99  $68,487.00  584.87%      21.22%          10     12/31/89-12/31/99  $49,326.00  393.26%      17.30%
  Life   01/09/89-12/31/99  $83,873.00  738.73%      21.38%        Life     11/15/88-12/31/99  $52,658.00  426.58%      16.10%


* For periods of less than one year, the growth rates listed are not annualized.

** For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date the Fund commenced operations, although the Contracts have been offered only since February 17, 1998. No information is shown for Funds that have not commenced operations or that have been in operation for less than one full calendar year. The charges imposed under the Contract against the assets of the Variable Account for mortality and expense risks and administrative expenses have been deducted. However, the annual Account Fee is not reflected and these examples do not assume surrender at the end of the period.


                                         NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,0000 invested in this Fund under a                                                               ...would have grown to this
Futurity Contract, this many years ago...                                                            amount on December 31, 1999**

                ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO                       GOLDMAN SACHS VIT CORE-SM- LARGE CAP FUND

Number                                  Cumulative    Compound   Number                                  Cumulative    Compound
    of                                    Growth       Growth        of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate      Years        Periods         Amount       Rate         Rate*
     1   12/31/98-12/31/99  $14,144.00   41.44%      41.44%         1   12/31/98-12/31/99    $13,355.00  33.55%       33.55%
     2   12/31/97-12/31/99  $16,121.00   61.21%      26.97%      Life   02/13/98-12/31/99    $15,424.00  54.24%       25.93%
     3   12/31/96-12/31/99  $17,711.00   77.11%      20.99%
     4   12/31/95-12/31/99  $18,195.00   81.95%      16.14%
     5   12/31/94-12/31/99  $25,905.00  159.05%      20.97%
    10   12/31/89-12/31/99  $46,452.00  364.52%      16.60%
  Life   09/21/88-12/31/99  $72,587.00  625.87%      19.22%



         GOLDMAN SACHS VIT CORE-SM- SMALL CAP FUND                          GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND

Number                                  Cumulative    Compound    Number                                  Cumulative    Compound
    of                                    Growth       Growth         of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate*      Years        Periods         Amount       Rate         Rate*
     1   12/31/98-12/31/99  $11,592.00  15.92%       15.92%         1      12/31/98-12/31/99  $12,259.00  22.59%       22.59%
  Life   02/13/98-12/31/99  $10,379.00   3.79%        2.00%      Life      02/13/98-12/31/99  $13,885.00  38.85%       19.08%


              GOLDMAN SACHS VIT GROWTH AND INCOME FUND                       GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND

Number                                  Cumulative    Compound   Number                                  Cumulative    Compound
    of                                    Growth       Growth        of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate*     Years        Periods         Amount       Rate         Rate*
     1   12/31/98-12/31/99  $10,396.00  3.96%        3.96%          1     12/31/98-12/31/99  $13,003.00  30.03%       30.03%
  Life   01/12/98-12/31/99  $10,822.00  8.22%        4.10%       Life     01/12/98-12/31/99  $15,410.00  54.10%       24.59%



* For periods of less than one year, the growth rates listed are not annualized.


** For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date the Fund commenced operations, although the Contracts have been offered only since February 17, 1998. No information is shown for Funds that have not commenced operations or that have been in operation for less than one full calendar year. The charges imposed under the Contract against the assets of the Variable Account for mortality and expense risks and administrative expenses have been deducted. However, the annual Account Fee is not reflected and these examples do not assume surrender at the end of the period.

                                         NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,0000 invested in this Fund under a                                                               ...would have grown to this
Futurity Contract, this many years ago...                                                            amount on December 31, 1998**

           J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO***                J.P. MORGAN SMALL COMPANY PORTFOLIO***

Number                                  Cumulative    Compound   Number                                  Cumulative    Compound
    of                                    Growth       Growth        of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate      Years        Periods         Amount       Rate         Rate
     1   12/31/98-12/31/99  $13,478.00  34.78%       34.78%          1   12/31/98-12/31/99   $14,240.00   42.40%      42.40%
     2   12/31/97-12/31/99  $13,924.00  39.24%       18.00%          2   12/31/97-12/31/99   $13,273.00   32.73%      15.21%
     3   12/31/96-12/31/99  $14,478.00  44.78%       13.13%          3   12/31/96-12/31/99   $16,035.00   60.35%      17.05%
     4   12/31/95-12/31/99  $16,155.00  61.55%       12.74%          4   12/31/95-12/31/99   $19,257.00   92.57%      17.80%
  Life   01/03/95-12/31/99  $17,905.00  79.05%       12.38%       Life   01/03/95-12/31/99   $25,240.00  152.40%      20.38%


            J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO***                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

Number                                  Cumulative    Compound    Number                                  Cumulative    Compound
    of                                    Growth       Growth         of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate       Years        Periods         Amount       Rate         Rate
     1   12/31/98-12/31/99  $11,691.00   16.91%      16.91%          1     12/31/98-12/31/99  $11,518.00   15.18%      15.18%
     2   12/31/97-12/31/99  $14,219.00   42.19%      19.24%          2     12/31/97-12/31/99  $12,823.00   28.23%      13.24%
     3   12/31/96-12/31/99  $17,880.00   78.80%      21.37%          3     12/31/96-12/31/99  $15,765.00   57.65%      16.39%
     4   12/31/95-12/31/99  $21,381.00  113.81%      20.92%          4     12/31/95-12/31/99  $18,560.00   85.60%      16.72%
  Life   01/03/95-12/31/99  $28,214.00  182.14%      23.10%          5     12/31/94-12/31/99  $23,763.00  137.63%      18.90%
                                                                    10     12/31/89-12/31/99  $39,238.00  292.38%      14.65%
                                                                  Life     12/11/89-12/31/99  $39,486.00  294.86%      14.64%


                MFS/SUN LIFE CAPITAL APPRECIATION SERIES                               MFS/SUN LIFE EMERGING GROWTH SERIES

Number                                  Cumulative    Compound      Number                                  Cumulative    Compound
    of                                    Growth       Growth           of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate         Years        Periods         Amount       Rate         Rate
     1   12/31/98-12/31/99  $13,079.00   30.79%      30.79%          1       12/31/98-12/31/99  $17,338.00   73.38%      73.38%
     2   12/31/97-12/31/99  $16,608.00   66.08%      28.87%          2       12/31/97-12/31/99  $22,901.00  129.01%      51.33%
     3   12/31/96-12/31/99  $20,168.00  101.68%      26.34%          3       13/31/96-12/31/99  $27,538.00  175.38%      40.17%
     4   12/31/95-12/31/99  $24,159.00  141.59%      24.67%          4       12/31/95-12/31/99  $31,811.00  218.11%      33.55%
     5   12/31/94-12/31/99  $32,037.00  220.37%      26.22%       Life       05/01/95-12/31/99  $39,966.00  299.66%      34.55%
    10   12/31/89-12/31/99  $49,167.00  391.67%      17.26%
  Life   06/12/85-12/31/99  $96,852.00  868.52%      16.88%


* For periods of less than one year, the growth rates listed are not annualized.

** For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date the Fund commenced operations, although the Contracts have been offered only since February 17, 1998. No information is shown for Funds that have not commenced operations or that have been in operation for less than one full calendar year. The charges imposed under the Contract against the assets of the Variable Account for mortality and expense risks and administrative expenses have been deducted. However, the annual Account Fee is not reflected and these examples do not assume surrender at the end of the period.
*** See footnote 2 on page 2 of the Statement of Additional Information.

                                         NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,0000 invested in this Fund under a                                                               ...would have grown to this
Futurity Contract, this many years ago...                                                            amount on December 31, 1999**


               MFS/SUN LIFE GOVERNMENT SECURITIES SERIES                              MFS/SUN LIFE HIGH YIELD SERIES

Number                                  Cumulative    Compound   Number                                  Cumulative    Compound
    of                                    Growth       Growth        of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate      Years        Periods         Amount       Rate         Rate
     1   12/31/98-12/31/99   $9,671.00   -3.29%      -3.29%          1   12/31/98-12/31/99   $10,536.00    5.36%       5.36%
     2   12/31/97-12/31/99  $10,373.00    3.73%       1.85%          2   12/31/97-12/31/99   $10,456.00    4.56%       2.25%
     3   12/31/96-12/31/99  $11,122.00   11.22%       3.61%          3   12/31/96-12/31/99   $11,677.00   16.77%       5.30%
     4   12/31/95-12/31/99  $11,148.00   11.48%       2.75%          4   12/31/95-12/31/99   $12,910.00   29.10%       6.59%
     5   12/31/94-12/31/99  $12,936.00   29.36%       5.28%          5   12/31/94-12/31/99   $14,888.00   48.88%       8.28%
    10   12/31/89-12/31/99  $17,285.00   72.85%       5.63%         10   12/31/89-12/31/99   $23,283.00  132.83%       8.82%
  Life   06/12/85-12/31/99  $24,714.00  147.14%       6.41%       Life   06/12/85-12/31/99   $29,901.00  199.01%       7.82%


                  MFS/SUN LIFE MONEY MARKET SERIES                                      MFS SUN LIFE UTILITIES SERIES

Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
    of                                    Growth       Growth          of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate        Years        Periods         Amount       Rate         Rate
     1   12/31/98-12/31/99  $10,323.00   3.23%       3.23%           1      12/31/98-12/31/99  $12,944.00   29.44%      29.44%
     2   12/31/97-12/31/99  $10,696.00   6.96%       3.42%           2      12/31/97-12/31/99  $15,015.00   50.15%      22.54%
     3   12/31/96-12/31/99  $11,083.00  10.83%       3.49%           3      12/31/96-12/31/99  $19,652.00   96.52%      25.26%
     4   12/31/95-12/31/99  $11,468.00  14.68%       3.48%           4      12/31/95-12/31/99  $23,327.00  133.27%      23.58%
     5   12/31/94-12/31/99  $11,926.00  19.26%       3.59%           5      12/31/94-12/31/99  $30,451.00  204.51%      24.95%
    10   12/31/89-12/31/99  $13,960.00  39.60%       3.39%        Life      11/16/93-12/31/99  $28,552.00  185.52%      18.69%
  Life   07/19/85-12/31/99  $17,516.00  75.16%       3.95%



                              OCC EQUITY PORTFOLIO***                                            OCC MID CAP PORTFOLIO

Number                                  Cumulative    Compound      Number                                  Cumulative    Compound
    of                                    Growth       Growth           of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate         Years        Periods         Amount       Rate         Rate*
     1   12/31/98-12/31/99  $10,113.00    1.13%       1.13%               1   12/31/98-12/31/99  $11,996.00  19.96%       19.96%
     2   12/31/97-12/31/99  $11,159.00   11.59%       5.64%
     3   12/31/96-12/31/99  $13,936.00   39.36%      11.70%
     4   12/31/95-12/31/99  $16,953.00   69.53%      14.11%
     5   12/31/94-12/31/99  $23,216.00  132.16%      18.35%
    10   12/31/89-12/31/99  $36,677.00  266.77%      13.88%
  Life   08/01/88-12/31/99  $44,956.00  349.56%      14.07%           Life   02/09/98-12/31/99  $11,660.00  16.60%        8.46%


* For periods of less than one year, the growth rates listed are not annualized.

** For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date the Fund commenced operations, although the Contracts have been offered only since March 15, 1999. No information is shown for Funds that have not commenced operations or that have been in operation for less than one full calendar year. The charges imposed under the Contract against the assets of the Variable Account for mortality and expense risks and administrative expenses have been deducted. However, the annual Account Fee is not reflected and these examples do not assume surrender at the end of the period.
*** See footnote 3 on page 2 of the Statement of Additional Information.


                                         NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,0000 invested in this Fund under a                                                               ...would have grown to this
Futurity Contract, this many years ago...                                                            amount on December 31, 1999**


                            OCC SMALL CAP PORTFOLIO***                                     SALOMON BROTHERS VARIABLE CAPITAL FUND

Number                                  Cumulative    Compound        Number                                  Cumulative    Compound
    of                                    Growth       Growth             of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate           Years        Periods         Amount       Rate      Rate*
     1   12/31/98-12/31/99   $9,681.00   -3.19%      -3.19%                1   12/31/98-12/31/99  $12,040.00     20.40%    20.40%
     2   12/31/97-12/31/99   $8,689.00  -13.11%      -6.79%             Life   2/17/98-12/31/99   $14,054.00     40.54%    19.98%
     3   12/31/96-12/31/99  $10,477.00    4.77%       1.57%
     4   12/31/95-12/31/99  $12,267.00   22.67%       5.24%
     5   12/31/94-12/31/99  $13,943.00   39.43%       6.87%
    10   12/31/89-12/31/99  $24,996.00  149.96%       9.59%
  Life   08/01/88-12/31/99  $29,566.00  195.66%       9.96%


                  SALOMON BROTHERS VARIABLE INVESTORS FUND                         SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND

Number                                  Cumulative    Compound      Number                                  Cumulative    Compound
    of                                    Growth       Growth           of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate*        Years        Periods         Amount       Rate         Rate*
     1   12/31/98-12/31/99  $11,011.00  10.11%       10.11%              1   12/31/98-12/31/99   $9,899.00  -1.01%       -1.01%
  Life   02/17/98-12/31/99  $12,030.00  20.30%       10.40%           Life   02/17/98-12/31/98  $10,387.00   3.87%        2.05%


                     SALOMON BROTHERS VARIABLE TOTAL RETURN FUND                        WARBURG PINCUS EMERGING MARKETS PORTFOLIO

Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
    of                                    Growth       Growth          of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate*       Years        Periods         Amount       Rate         Rate*
     1   12/31/98-12/31/99   $9,939.00      -0.61%        -0.61%        1   12/31/98-12/31/99  $17,890.00  78.90%       78.90%
  Life   02/17/98-12/31/99  $10,395.00       3.95%         2.09%        2   12/31/97-12/31/99  $14,597.00  45.97%       20.82%
                                                                     Life   12/31/97-12/31/99  $14,597.00  45.97%       20.82%


* For periods of less than one year, the growth rates listed are not annualized.

** For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date the Fund commenced operations, although the Contracts have been offered only since March 15, 1999. No information is shown for Funds that have not commenced operations or that have been in operation for less than one full calendar year. The charges imposed under the Contract against the assets of the Variable Account for mortality and expense risks and administrative expenses have been deducted. However, the annual Account Fee is not reflected and these examples do not assume surrender at the end of the period.
*** See footnote 3 on page 2 of the Statement of Additional Information.

                                         NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,0000 invested in this Fund under a                                                               ...would have grown to this
Futurity Contract, this many years ago...                                                            amount on December 31, 1999**

                WARBURG PINCUS INTERNATIONAL EQUITY PORTFOLIO                      WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO

Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
    of                                    Growth       Growth          of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate        Years        Periods         Amount       Rate         Rate
     1   12/31/98-12/31/99  $15,132.00  51.32%       51.32%             1   12/31/98-12/31/99  $16,124.00  61.24%       61.24%
     2   12/31/97-12/31/99  $15,727.00  57.27%       25.41%             2   12/31/97-12/31/99  $16,944.00  69.44%       30.17%
     3   12/31/96-12/31/99  $15,159.00  51.59%       14.87%             3   12/31/96-12/31/99  $18,940.00  89.40%       23.73%
     4   12/31/95-12/31/99  $16,442.00  64.42%       13.24%          Life   09/30/96-12/31/99  $18,420.00  84.20%       20.66%
  Life   06/30/95-12/31/99  $17,521.00  75.21%       13.26%


                  WARBURG PINCUS SMALL COMPANY GROWTH PORTFOLIO

Number                                  Cumulative    Compound
    of                                    Growth       Growth
 Years        Periods         Amount       Rate         Rate
     1   12/31/98-12/31/99  $16,675.00   66.75%      66.75%
     2   12/31/97-12/31/99  $15,981.00   59.81%      26.42%
     3   12/31/96-12/31/99  $18,242.00   82.42%      22.19%
     4   12/31/95-12/31/99  $20,478.00  104.78%      19.62%
  Life   06/30/95-12/31/99  $25,447.00  154.47%      23.04%


* For periods of less than one year, the growth rates listed are not annualized.

** For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date the Fund commenced operations, although the Contracts have been offered only since March 15, 1999. No information is shown for Funds that have not commenced operations or that have been in operation for less than one full calendar year. The charges imposed under the Contract against the assets of the Variable Account for mortality and expense risks and administrative expenses have been deducted. However, the annual Account Fee is not reflected and these examples do not assume surrender at the end of the period.

                        ADVERTISING AND SALES LITERATURE

          As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

          A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

          DUFF & PHELPS CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

          LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

          STANDARD & POOR's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

          VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

          MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

          STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

          NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market valueweighted and was introduced with a base of 100.00 on February 5, 1971.

          DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

          MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

          IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.


          In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company may illustrate the advantages of the Contracts in a number of ways:


          DOLLAR COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

          SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.


          THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.


          THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

          COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

          The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

          The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how three different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. And the third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

--------------------------------------------------------------------------------
                                      10 YEARS       20 YEARS       30 YEARS
--------------------------------------------------------------------------------
 Non-Tax-Deferred Account              $16,856        $28,413       $ 47,893
--------------------------------------------------------------------------------
 Tax-Deferred Account                  $21,589        $46,610       $100,627
--------------------------------------------------------------------------------
 Tax-Deferred Account After            $17,765        $34,528       $ 70,720
--------------------------------------------------------------------------------
 Paying Taxes
--------------------------------------------------------------------------------


THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE FUTURITY VARIABLE ANNUITY OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

                                     CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION


     Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003809 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323702. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117130 (14.5645672 X 1.00323702).


EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION


     Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been
12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846391 (12.3456789 X 1.00323702 (the Net Investment Factor) X 0.99991902).
0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.


EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION


    Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are
14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846391. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5845672 X 6.78 divided by 1,000). The number of annuity units credited would be
70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 X 12.3846391).



                           DISTRIBUTION OF THE CONTRACTS

          We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

          Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.34% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."

                       DESIGNATION AND CHANGE OF BENEFICIARY

          The Beneficiary designation in the Application will remain in effect until changed.

          Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

          Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

                                     CUSTODIAN

          We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

                                FINANCIAL STATEMENTS


          The Financial Statements of Sun Life of Canada (U.S.) Variable Account F for the year ended December 31, 1999 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999

ASSETS:                                                         Shares         Cost          Value
Investments in:                                               ----------   ------------   ------------
    AIM Variable Insurance Fund, Inc.
      V.I. Capital Appreciation Fund ("AIM1")...............     255,687   $  6,981,155   $  9,097,348
      V.I. Growth Fund ("AIM2").............................     741,254     20,293,321     23,905,448
      V.I. Growth and Income Fund ("AIM3")..................     981,255     25,698,056     30,997,847
      V.I. International Equity Fund ("AIM4")...............     663,340     14,275,089     19,429,224
    The Alger American Fund
      Growth Portfolio ("AL1")..............................     591,197     33,048,256     38,061,287
      Income and Growth Portfolio ("AL2")...................   1,129,592     15,318,235     19,858,219
      Small Capitalization Portfolio ("AL3")................     119,865      5,181,035      6,610,539
    Goldman Sachs Variable Insurance Trust
      VIT CORE(SM) Large Cap Growth Fund ("GS1")............     985,947     12,493,582     15,577,956
      VIT CORE(SM) Small Cap Equity Fund ("GS2")............     169,591      1,540,419      1,797,668
      VIT CORE(SM) U.S. Equity Fund ("GS3").................   1,288,723     16,049,358     18,016,345
      VIT Growth and Income Fund ("GS4")....................     498,885      5,372,735      5,432,857
      VIT International Equity Fund ("GS5").................     188,532      2,450,696      2,728,066
    J.P. Morgan Series Trust II
      U.S. Disciplined Equity Portfolio ("JP1").............     887,236     14,979,632     15,393,540
      International Opportunities Portfolio ("JP2").........     238,484      2,857,497      3,298,239
      Small Company Portfolio ("JP3").......................      89,517      1,161,883      1,497,621
    Lord Abbett Series Fund, Inc.
      Growth and Income Portfolio ("LA1")...................     946,232     21,136,754     20,968,509
    MFS/Sun Life Series Trust
      Capital Appreciation Series ("CAS")...................     277,227     12,143,992     15,002,355
      Emerging Growth Series ("EGS")........................     772,757     19,942,257     31,124,303
      High Yield Series ("HYS").............................   1,387,022     12,467,981     12,505,613
      Money Market ("MMS")..................................   7,058,196      7,058,196      7,058,196
      Utilities Series ("UTS")..............................     949,600     16,114,520     18,839,274
      Government Securities Series ("GSS")..................   1,192,434     15,134,821     14,877,998
      Total Return Series ("TRS")...........................     142,102      2,643,887      2,665,736
      Massachusetts Investors Trust Series ("MIT")..........     206,245      7,440,462      7,826,694
      New Discovery Series ("NWD")..........................     116,796      1,515,491      1,973,431
      Massachusetts Investors Growth Stock
       Series ("MIS").......................................     517,193      7,122,612      8,342,950
    OCC Accumulation Trust
      Equity Portfolio ("OP1")..............................     332,052     12,587,611     12,471,865
      Mid Cap Portfolio ("OP2").............................     360,177      3,599,355      4,188,853
      Small Cap Portfolio ("OP3")...........................     125,799      2,848,635      2,832,996
      Managed Portfolio ("OP4").............................      56,761      2,479,633      2,477,620
    Salomon Brothers Variable Series Funds, Inc.
      Variable Capital Fund ("SB1").........................      28,306        318,508        386,941
      Variable Investors Fund ("SB2").......................      54,050        608,228        661,035
      Variable Strategic Bond Fund ("SB3")..................     701,256      7,086,047      6,774,136
      Variable Total Return Fund ("SB4")....................     649,718      6,792,139      6,646,615
    Sun Capital Advisers Trust
      Sun Capital Money Market Fund ("SCA1")................  11,347,946     11,347,946     11,347,946
      Sun Capital Investment Grade Bond Fund ("SCA2").......     882,011      8,403,348      8,236,211
      Sun Capital Real Estate Fund ("SCA3").................     146,885      1,384,282      1,313,801
      Sun Capital Select Equity Fund ("SCA4")...............     106,584      1,129,237      1,346,991
      Sun Capital Blue Chip Mid Cap Fund ("SCA5")...........     241,145      2,528,473      2,966,087
      Sun Capital Investors Foundation Fund ("SCA6")........      44,737        446,889        500,802
    Warburg Pincus Trust
      Emerging Markets Portolio ("WP1").....................     156,084      1,879,019      2,213,268
      International Equity Portfolio ("WP2")................      72,377        925,062      1,208,689
      Post-Venture Capital Portfolio ("WP3")................      39,356        555,678        757,995
      Small Company Growth Portfolio ("WP4")................     142,923      2,639,880      3,744,591
                                                                           ------------   ------------
                                                                           $367,981,892   $422,963,705
                                                                           ============
OTHER ASSETS:
  Receivable from sponsor..............................................................            313
                                                                                          ------------
        Net assets.....................................................................   $422,964,018
                                                                                          ============

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                                  Applicable to Owners of
                                                            Deferred Variable Annuity Contracts     Reserve for
                                                           --------------------------------------    Variable
                                                             Units     Unit Value       Value        Annuities       Total
                                                           ---------   ----------   -------------   -----------   ------------
 NET ASSETS APPLICABLE CONTRACT OWNERS:
   FUTURITY CONTRACTS:
   AIM Variable Insurance Fund, Inc
     V.I. Capital Appreciation Fund......................   227,735     $16.0639    $  3,658,220      $ 20,442    $  3,678,662
     V.I. Growth Fund....................................   442,430      16.6782       7,378,831        15,694       7,394,525
     V.I. Growth and Income Fund.........................   799,385      14.9550      11,954,650        --          11,954,650
     V.I. International Equity Fund......................   458,813      16.8153       7,714,633        18,492       7,733,125
   The Alger American Fund
     Growth Portfolio....................................   755,329      16.6799      12,598,909        19,591      12,618,500
     Income and Growth Portfolio.........................   434,832      16.6354       7,233,458        --           7,233,458
     Small Capitalization Portfolio......................   182,220      14.6937       2,677,436        --           2,677,436
   Goldman Sachs Variable Insurance Trust
     VIT CORE(SM) Large-Cap Growth Fund..................   423,081      14.6906       6,215,258        30,248       6,245,506
     VIT CORE(SM) Small Cap Equity Fund..................    80,363      10.3704         833,389        21,975         855,364
     VIT CORE(SM) U.S. Equity Fund.......................   575,303      13.8599       7,973,615         1,746       7,975,361
     VIT Growth and Income Fund..........................   301,072       9.6158       2,895,047        --           2,895,047
     VIT International Equity Fund.......................    62,975      13.6576         860,104        14,975         875,079
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity Portfolio...................   568,955      12.6575       7,200,012        16,167       7,216,179
     International Opportunities Portfolio...............   105,324      12.4536       1,311,641        14,966       1,326,607
     Small Company Portfolio.............................    41,135      11.8980         488,979        --             488,979
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio.........................   681,170      11.6064       7,905,869        --           7,905,869
   MFS/Sun Life Series Trust
     Capital Appreciation Series.........................   490,436      14.8787       7,297,103        18,186       7,315,289
     Emerging Growth Series..............................   644,429      21.1132      13,605,969        24,357      13,630,326
     High Yield Series...................................   581,114      10.1846       5,918,296        30,070       5,948,366
     Money Market........................................   663,091      10.6449       7,058,196        --           7,058,196
     Utilities Series....................................   762,245      13.4418      10,246,498        38,625      10,285,123
     Government Securities Series........................   635,712      10.2352       6,507,038        38,668       6,545,706
   OCC Accumulation Trust
     Equity Portfolio....................................   770,005      10.6854       8,228,328         1,399       8,229,727
     Mid Cap Portfolio...................................   208,499      11.6402       2,426,934        16,257       2,443,191
     Small Cap Portfolio.................................   235,529       7.9927       1,882,593        12,267       1,894,860
   Salomon Brothers Variable Series Funds, Inc.
     Variable Capital Fund...............................    29,639      13.0553         386,941        --             386,941
     Variable Investors Fund.............................    58,715      11.2585         661,035        --             661,035
     Variable Strategic Bond Fund........................   649,260      10.3875       6,743,944        29,428       6,773,372
     Variable Total Return Fund..........................   657,323      10.0870       6,630,414        15,568       6,645,982
   Warburg Pincus Trust
     Emerging Markets Portfolio..........................    68,070      13.1613         895,490        19,339         914,829
     International Equity Portfolio......................    52,931      13.7221         726,022        --             726,022
     Post-Venture Capital Portfolio......................    21,318      14.8836         317,283        22,511         339,794
     Small Company Growth Portfolio......................   153,457      14.7515       2,263,671        --           2,263,671
                                                                                    ------------      --------    ------------
                                                                                    $170,695,806      $440,971    $171,136,777
                                                                                    ------------      --------    ------------

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                                Applicable to Owners of
                                                          Deferred Variable Annuity Contracts     Reserve for
                                                         --------------------------------------    Variable
                                                           Units      Unit Value      Value        Annuities       Total
                                                         ----------   ----------   ------------   -----------   ------------
   FUTURITY II CONTRACTS:
   AIM Variable Insurance Fund, Inc.
     V.I. Capital Appreciation Fund....................     299,649    $16.1116    $  4,827,802   $    8,726    $  4,836,528
     V.I. Growth Fund..................................     997,502     15.1070      15,069,053       79,067      15,148,120
     V.I. Growth and Income Fund.......................   1,213,444     14.6474      17,773,822        7,527      17,781,349
     V.I. International Equity Fund....................     659,564     16.1369      10,643,339      105,296      10,748,635
   The Alger American Fund
     Growth Portfolio..................................   1,620,151     14.7688      23,927,733        7,327      23,935,060
     Income and Growth Portfolio.......................     755,933     15.4887      11,708,323      129,522      11,837,845
     Small Capitalization Portfolio....................     221,946     16.0647       3,565,453       62,046       3,627,499
   Goldman Sachs Variable Insurance Trust..............
     VIT CORE(SM) Large Cap Growth Fund................     610,853     14.6991       8,978,980       81,371       9,060,351
     VIT CORE(SM) Small Cap Equity Fund................      71,821     12.5954         904,609       --             904,609
     VIT CORE(SM) U.S. Equity Fund.....................     714,634     13.2821       9,491,693       37,088       9,528,781
     VIT Growth and Income Fund........................     202,285     10.7721       2,179,037       --           2,179,037
     VIT International Equity Fund.....................     119,879     13.7806       1,651,950       10,048       1,661,998
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity Portfolio.................     625,004     12.5201       7,825,090        2,878       7,827,968
     International Opportunities Portfolio.............     118,543     14.1565       1,678,149        8,055       1,686,204
     Small Company Portfolio...........................      57,635     15.4528         890,606       --             890,606
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio.......................     982,146     12.1973      11,979,747       --          11,979,747
   MFS/Sun Life Series Trust
     Capital Appreciation Series.......................     500,296     14.5469       7,277,799       46,064       7,323,863
     Emerging Growth Series............................     804,467     19.5404      15,719,228       66,614      15,785,842
     High Yield Series.................................     554,000     10.5249       5,830,887       47,861       5,878,748
     Utilities Series..................................     552,461     13.6365       7,533,885      151,724       7,685,609
     Government Securities Series......................     807,566      9.6303       7,777,300       22,972       7,800,272
     Total Return Series...............................     211,045      9.7515       2,058,019       79,388       2,137,407
     Massachusetts Investors Trust Series..............     629,184     10.3311       6,499,923        3,822       6,503,745
     New Discovery Series..............................      99,212     15.7992       1,567,598       --           1,567,598
     Massachusetts Investors Growth Stock Series.......     554,180     12.7880       7,086,871       70,749       7,157,620
   OCC Accumulation Trust
     Equity Portfolio..................................     388,617     10.6953       4,156,707        9,385       4,166,092
     Mid Cap Portfolio.................................     108,852     12.7334       1,386,020       31,822       1,417,842
     Small Cap Portfolio...............................      88,598     10.0200         887,738        6,663         894,401
     Managed Portfolio.................................     196,817     10.9043       2,146,181       --           2,146,181
   Sun Capital Advisers Trust
     Sun Capital Money Market Fund.....................     699,550     10.3353       7,227,674       --           7,227,674
     Sun Capital Investment Grade Bond Fund............     768,145      9.7835       7,513,643      272,953       7,786,596
     Sun Capital Real Estate Fund......................     131,848      9.5549       1,260,492       10,151       1,270,643
     Sun Capital Select Equity Fund....................      96,820     12.4016       1,200,685       --           1,200,685
     Sun Capital Blue Chip Mid Cap Fund................     217,115     12.4368       2,700,610       --           2,700,610
     Sun Capital Investors Foundation Fund.............      43,869     10.9954         482,321        5,356         487,677
   Warburg Pincus Trust
     Emerging Markets Portfolio........................      67,177     18.7689       1,260,819       --           1,260,819
     International Equity Portfolio....................      29,939     15.6899         469,714       --             469,714
     Post-Venture Capital Portfolio....................      22,526     18.1439         408,703       --             408,703
     Small Company Growth Portfolio....................      79,878     18.4977       1,477,493       --           1,477,493
                                                                                   ------------   ----------    ------------
                                                                                   $227,025,696   $1,364,475    $228,390,171
                                                                                   ------------   ----------    ------------

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                                     Applicable to Owners of
                                                               Deferred Variable Annuity Contracts    Reserve for
                                                               ------------------------------------    Variable
                                                                 Units     Unit Value      Value       Annuities      Total
                                                               ---------   ----------   -----------   -----------   ----------
   FUTURITY FOCUS CONTRACTS:
   AIM Variable Insurance Fund, Inc.
     V.I. Capital Appreciation Fund..........................    13,617     $14.5809    $  198,546      $ --        $  198,546
     V.I. Growth Fund........................................    35,873      12.6718       454,575        --           454,575
     V.I. Growth and Income Fund.............................    54,107      12.3530       668,377        72,072       740,449
     V.I. International Equity Fund..........................    25,337      15.4607       391,699        --           391,699
   The Alger American Fund
     Growth Portfolio........................................    38,842      11.9744       465,098        71,015       536,113
     Income and Growth Portfolio.............................    32,436      13.3063       431,600        --           431,600
     Small Capitalization Portfolio..........................     9,175      14.3935       132,059        --           132,059
   Goldman Sachs Variable Insurance Trust
     VIT CORE(SM) Large Cap Growth Fund......................     4,085      12.6110        51,512        --            51,512
     VIT CORE(SM) Small Cap Equity Fund......................     1,112      12.6115        14,026        --            14,026
     VIT CORE(SM) U.S. Equity Fund...........................    20,598      11.4782       236,356        --           236,356
     VIT Growth and Income Fund..............................    29,257      10.2122       298,780        --           298,780
     VIT International Equity Fund...........................     8,621      12.8408       110,689        --           110,689
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity Portfolio.......................    18,690      11.3541       212,214        62,890       275,104
     International Opportunities Portfolio...................    12,234      12.9528       158,454        --           158,454
     Small Company Portfolio.................................     2,709      15.2351        41,270        --            41,270
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio.............................    40,278      11.1378       448,597        --           448,597
   MFS/Sun Life Series Trust
     Capital Appreciation Series.............................    23,051      13.0937       301,818        --           301,818
     Emerging Growth Series..................................    41,308      16.8156       694,593        98,890       793,483
     High Yield Series.......................................    21,929      10.1744       223,107        --           223,107
     Utilities Series........................................    20,685      12.9391       267,628        --           267,628
     Government Securities Series............................    42,930       9.8048       420,940        --           420,940
     Total Return Series.....................................     8,841       9.7678        86,296        --            86,296
     Massachusetts Investors Trust Series....................    74,478      10.3484       770,599        --           770,599
     New Discovery Series....................................     7,128      15.8255       112,755        --           112,755
     Massachusetts Investors Growth Stock Series.............    29,925      12.8093       383,253        75,517       458,770
   OCC Accumulation Trust
     Equity Portfolio........................................     7,388      10.1788        75,201        --            75,201
     Mid Cap Portfolio.......................................     6,976      12.5548        87,586        --            87,586
     Small Cap Portfolio.....................................     3,882      10.7094        41,574        --            41,574
     Managed Portfolio.......................................     5,669      10.3195        58,501        --            58,501
   Sun Capital Advisers Trust
     Sun Capital Money Market Fund...........................    41,528      10.2760       426,574        --           426,574
     Sun Capital Investment Grade Bond Fund..................    34,584       9.8082       339,122        --           339,122
     Sun Capital Real Estate Fund............................     2,642      10.1759        26,874        --            26,874
     Sun Capital Select Equity Fund..........................     1,940      12.4115        24,085        --            24,085
     Sun Capital Blue Chip Mid Cap Fund......................     2,350      12.4467        29,268        --            29,268
     Sun Capital Investors Foundation Fund...................     1,253      11.0042        13,784        --            13,784
   Warburg Pincus Trust
     Emerging Markets Portfolio..............................     1,472      18.4283        27,121        --            27,121
     International Equity Portfolio..........................       861      15.0418        12,953        --            12,953
     Post-Venture Capital Portfolio..........................       100      16.0808         1,609        --             1,609
     Small Company Growth Portfolio..........................       194      17.6963         3,427        --             3,427
                                                                                        ----------      --------    ----------
                                                                                        $8,742,520      $380,384    $9,122,904
                                                                                        ----------      --------    ----------

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF CONDITION -- December 31, 1999 -- continued

                                                                  Applicable to Owners of
                                                            Deferred Variable Annuity Contracts     Reserve for
                                                           --------------------------------------    Variable
                                                             Units     Unit Value       Value        Annuities       Total
                                                           ---------   ----------   -------------   -----------   ------------
   FUTURITY ACCOLADE CONTRACTS:
   AIM Variable Insurance Fund, Inc.
     V.I. Capital Appreciation Fund......................    27,793     $13.7461    $    382,040    $   --        $    382,040
     V.I. Growth Fund....................................    71,866      12.6219         907,075        --             907,075
     V.I. Growth and Income Fund.........................    41,234      12.7245         524,675        --             524,675
     V.I. International Equity Fund......................    40,021      13.8416         553,946        --             553,946
   The Alger American Fund
     Growth Portfolio....................................    77,992      12.4941         974,439        --             974,439
     Income and Growth Portfolio.........................    25,358      13.9651         354,123        --             354,123
     Small Capitalization Portfolio......................    12,969      13.3871         173,611        --             173,611
   Goldman Sachs Variable Insurance Trust
     VIT CORE(SM) Large Cap Growth Fund..................    17,289      12.6147         218,093        --             218,093
     VIT CORE(SM) Small Cap Equity Fund..................     1,775      12.0375          21,362        --              21,362
     VIT CORE(SM) U.S. Equity Fund.......................    23,427      11.7733         275,804        --             275,804
     VIT Growth and Income Fund..........................     5,354      11.2057          59,993        --              59,993
     VIT International Equity Fund.......................     6,582      12.0983          79,626        --              79,626
   J.P. Morgan Series Trust II
     U.S. Disciplined Equity Portfolio...................     6,455      11.5320          74,439        --              74,439
     International Opportunities Portfolio...............    10,730      11.7681         126,274        --             126,274
     Small Company Portfolio.............................     5,598      13.7122          76,766        --              76,766
   Lord Abbett Series Fund, Inc.
     Growth and Income Portfolio.........................    55,559      11.4167         634,296        --             634,296
   MFS/Sun Life Series Trust
     Capital Appreciation Series.........................     4,427      13.4436          59,522        --              59,522
     Emerging Growth Series..............................    58,261      15.8653         924,342        --             924,342
     High Yield Series...................................    44,229      10.2886         455,044        --             455,044
     Utilities Series....................................    49,859      12.0305         599,829        --             599,829
     Government Securities Series........................    11,012       9.9962         110,071        --             110,071
     Total Return Series.................................    42,271      10.4572         442,050        --             442,050
     Massachusetts Investors Trust Series................    48,386      11.4114         552,168        --             552,168
     New Discovery Series................................    18,482      15.8588         293,078        --             293,078
     Massachusetts Investors Growth Stock Series.........    55,773      13.1026         730,733        --             730,733
   OCC Accumulation Trust
     Equity Portfolio....................................       102      10.7137           1,093        --               1,093
     Mid Cap Portfolio...................................    19,070      12.5624         239,567        --             239,567
     Small Cap Portfolio.................................       102      10.5551           1,076        --               1,076
     Managed Portfolio...................................    25,785      10.5852         272,938        --             272,938
   Sun Capital Advisers Trust
     Sun Capital Money Market Fund.......................   366,623      10.0779       3,693,698        --           3,693,698
     Sun Capital Investment Grade Bond Fund..............    11,553      10.0222         115,768        --             115,768
     Sun Capital Real Estate Fund........................     2,281      10.3018          23,500        --              23,500
     Sun Capital Select Equity Fund......................     9,027      13.5393         122,221        --             122,221
     Sun Capital Blue Chip Mid Cap Fund..................    17,878      13.2132         236,209        --             236,209
     Sun Capital Investors Foundation Fund...............       394      11.9051           4,697        --               4,697
                                                                                    ------------    ----------    ------------
                                                                                    $ 14,314,166    $   --        $ 14,314,166
                                                                                    ------------    ----------    ------------
 Net Assets......................................................................   $420,778,188    $2,185,830    $422,964,018
                                                                                    ============    ==========    ============

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999

                                               AIM1          AIM2           AIM3          AIM4          AL1           AL2
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $  218,016    $  805,064    $   256,606   $    629,298  $ 1,046,126   $   318,108
   Mortality and expense risk charges....      (48,238)     (126,456)      (171,308)      (105,490)    (209,904)     (105,710)
   Distribution expense charges..........       (5,788)      (15,175)       (20,557)       (12,659)     (25,189)      (12,685)
                                            ----------    ----------    -----------   ------------  -----------   -----------
       Net investment income (loss)......   $  163,990    $  663,433    $    64,741   $    511,149  $   811,033   $   199,713
                                            ----------    ----------    -----------   ------------  -----------   -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $  942,663    $  926,603    $ 2,322,201   $ 15,601,048  $ 3,351,107   $ 1,963,780
     Cost of investments sold............     (859,926)     (793,451)    (1,853,865)   (15,068,813)  (2,750,587)   (1,604,550)
                                            ----------    ----------    -----------   ------------  -----------   -----------
       Net realized gains (losses).......   $   82,737    $  133,152    $   468,336   $    532,235  $   600,520   $   359,230
                                            ----------    ----------    -----------   ------------  -----------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $2,116,193    $3,612,127    $ 5,299,791   $  5,154,135  $ 5,013,031   $ 4,539,984
     Beginning of year...................      128,463       230,796        401,885        135,808      496,292       271,924
                                            ----------    ----------    -----------   ------------  -----------   -----------
       Change in unrealized appreciation
        (depreciation)...................   $1,987,730    $3,381,331    $ 4,897,906   $  5,018,327  $ 4,516,739   $ 4,268,060
                                            ----------    ----------    -----------   ------------  -----------   -----------
     Realized and unrealized gains
      (losses)...........................   $2,070,467    $3,514,483    $ 5,366,242   $  5,550,562  $ 5,117,259   $ 4,627,290
                                            ----------    ----------    -----------   ------------  -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................   $2,234,457    $4,177,916    $ 5,430,983   $  6,061,711  $ 5,928,292   $ 4,827,003
                                            ==========    ==========    ===========   ============  ===========   ===========

                                               AL3            GS1           GS2           GS3           GS4           GS5
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $  217,832    $   15,486    $     3,930   $    258,153  $    57,072   $   200,160
   Mortality and expense risk charges....      (33,658)      (91,000)       (10,149)      (117,224)     (42,948)      (15,062)
   Distribution expense charges..........       (4,039)      (10,920)        (1,218)       (14,067)      (5,154)       (1,807)
                                            ----------    ----------    -----------   ------------  -----------   -----------
       Net investment income (loss)......   $  180,135    $  (86,434)   $    (7,437)  $    126,862  $     8,970   $   183,291
                                            ----------    ----------    -----------   ------------  -----------   -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $  439,108    $  837,389    $    78,779   $  3,216,353  $   734,160   $ 3,021,499
     Cost of investments sold............     (412,110)     (718,251)       (84,883)    (2,852,418)    (783,265)   (2,936,829)
                                            ----------    ----------    -----------   ------------  -----------   -----------
       Net realized gains (losses).......   $   26,998    $  119,138    $    (6,104)  $    363,935  $   (49,105)  $    84,670
                                            ----------    ----------    -----------   ------------  -----------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $1,429,504    $3,084,374    $   257,249   $  1,966,987  $    60,122   $   277,370
     Beginning of year...................       96,395       229,353         10,059        296,953      (71,917)       16,662
                                            ----------    ----------    -----------   ------------  -----------   -----------
       Change in unrealized appreciation
        (depreciation)...................   $1,333,109    $2,855,021    $   247,190   $  1,670,034  $   132,039   $   260,708
                                            ----------    ----------    -----------   ------------  -----------   -----------
     Realized and unrealized gains
      (losses)...........................   $1,360,107    $2,974,159    $   241,086   $  2,033,969  $    82,934   $   345,378
                                            ----------    ----------    -----------   ------------  -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................   $1,540,242    $2,887,725    $   233,649   $  2,160,831  $    91,904   $   528,669
                                            ==========    ==========    ===========   ============  ===========   ===========

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999 -- continued

                                               JP1            JP2           JP3           LA1           CAS           EGS
                                           Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                           ------------  -------------  ------------  ------------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $ 1,037,611   $    115,004   $    27,796   $ 1,617,324   $   810,381   $   139,054
   Mortality and expense risk charges....     (108,647)       (19,007)       (7,179)     (127,444)     (105,003)     (153,257)
   Distribution expense charges..........      (13,038)        (2,281)         (861)      (15,293)      (12,600)      (18,391)
                                           -----------   ------------   -----------   -----------   -----------   -----------
       Net investment income (loss)......  $   915,926   $     93,716   $    19,756   $ 1,474,587   $   692,778   $   (32,594)
                                           -----------   ------------   -----------   -----------   -----------   -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $ 2,008,957   $  8,056,697   $   236,007   $ 2,008,566   $ 3,044,424   $ 3,055,305
     Cost of investments sold............   (1,837,516)    (7,969,726)     (235,835)   (1,834,115)   (2,819,552)   (2,405,896)
                                           -----------   ------------   -----------   -----------   -----------   -----------
       Net realized gains (losses).......  $   171,441   $     86,971   $       172   $   174,451   $   224,872   $   649,409
                                           -----------   ------------   -----------   -----------   -----------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $   413,908   $    440,742   $   335,738   $  (168,245)  $ 2,858,363   $11,182,046
     Beginning of year...................       73,661          7,372        (1,240)       21,161       629,805       777,281
                                           -----------   ------------   -----------   -----------   -----------   -----------
       Change in unrealized appreciation
        (depreciation)...................  $   340,247   $    433,370   $   336,978   $  (189,406)  $ 2,228,558   $10,404,765
                                           -----------   ------------   -----------   -----------   -----------   -----------
     Realized and unrealized gains
      (losses)...........................  $   511,688   $    520,341   $   337,150   $   (14,955)  $ 2,453,430   $11,054,174
                                           -----------   ------------   -----------   -----------   -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................  $ 1,427,614   $    614,057   $   356,906   $ 1,459,632   $ 3,146,208   $11,021,580
                                           ===========   ============   ===========   ===========   ===========   ===========

                                              HYS            MMS           UTS           GSS            TRS             MIT
                                          Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account(a)  Sub-Account(a)
                                          ------------  -------------  ------------  ------------  --------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received..............  $   363,601   $    253,987   $   752,022   $   261,157     $  --           $  --
   Mortality and expense risk charges...      (76,999)       (68,431)     (113,609)      (95,492)         (6,958)        (18,755)
   Distribution expense charges.........       (9,240)        (8,212)      (13,633)      (11,459)           (833)         (2,448)
                                          -----------   ------------   -----------   -----------     -----------     -----------
       Net investment income (loss).....  $   277,362   $    177,344   $   624,780   $   154,206     $    (7,791)    $   (21,203)
                                          -----------   ------------   -----------   -----------     -----------     -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales................  $ 1,826,492   $ 10,080,035   $ 1,851,082   $ 1,930,639     $   222,400     $   246,755
     Cost of investments sold...........   (1,925,559)   (10,080,035)   (1,695,734)   (2,001,852)       (227,128)       (250,495)
                                          -----------   ------------   -----------   -----------     -----------     -----------
       Net realized gains (losses)        $   (99,067)  $    --        $   155,348   $   (71,213)    $    (4,728)    $    (3,740)
                                          -----------   ------------   -----------   -----------     -----------     -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year........................  $    37,632   $    --        $ 2,724,754   $  (256,823)    $    21,849     $   386,232
     Beginning of year..................       (2,792)       --            203,450        13,091        --              --
                                          -----------   ------------   -----------   -----------     -----------     -----------
       Change in unrealized appreciation
        (depreciation)..................  $    40,424   $    --        $ 2,521,304   $  (269,914)    $    21,849     $   386,232
                                          -----------   ------------   -----------   -----------     -----------     -----------
     Realized and unrealized gains
      (losses)..........................  $   (58,643)  $    --        $ 2,676,652   $  (341,127)    $    17,121     $   382,492
                                          -----------   ------------   -----------   -----------     -----------     -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS............................  $   218,719   $    177,344   $ 3,301,432   $  (186,921)    $     9,330     $   361,289
                                          ===========   ============   ===========   ===========     ===========     ===========

(a) For the period May 17, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999 -- continued

                                            NWD             MIS            OP1           OP2            OP3             OP4
                                       Sub-Account(a)  Sub-Account(a)  Sub-Account   Sub-Account   Sub-Account(a)  Sub-Account(a)
                                       --------------  --------------  ------------  ------------  --------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...........     $ --           $  --         $   269,757   $    97,793    $      6,172      $   7,352
   Mortality and expense risk
    charges..........................        (5,882)        (18,211)      (109,530)      (30,634)        (22,359)       (13,016)
   Distribution expense charges......          (510)         (2,185)       (13,144)       (3,677)         (2,683)        (1,562)
                                          ---------      ----------    -----------   -----------    ------------      ---------
       Net investment income
        (loss).......................     $  (6,392)     $  (20,396)   $   147,083   $    63,482    $    (18,870)     $  (7,226)
                                          ---------      ----------    -----------   -----------    ------------      ---------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales.............     $ 167,789      $  221,950    $ 2,741,376   $ 2,320,501    $  1,102,903      $ 479,527
     Cost of investments sold........      (142,292)       (191,232)    (2,691,665)   (2,304,988)     (1,068,470)      (477,589)
                                          ---------      ----------    -----------   -----------    ------------      ---------
       Net realized gains (losses)...     $  25,497      $   30,718    $    49,711   $    15,513    $     34,433      $   1,938
                                          ---------      ----------    -----------   -----------    ------------      ---------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.....................     $ 457,940      $1,220,338    $  (115,746)  $   589,498    $    (15,639)     $  (2,013)
     Beginning of year...............       --              --             201,803        41,964          28,952             54
                                          ---------      ----------    -----------   -----------    ------------      ---------
       Change in unrealized
        appreciation (depreciation)..     $ 457,940      $1,220,338    $  (317,549)  $   547,534    $    (44,591)     $  (2,067)
                                          ---------      ----------    -----------   -----------    ------------      ---------
     Realized and unrealized gains
      (losses).......................     $ 483,437      $1,251,056    $  (267,838)  $   563,047    $    (10,158)     $    (129)
                                          ---------      ----------    -----------   -----------    ------------      ---------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS....................     $ 477,045      $1,230,660    $  (120,755)  $   626,529    $    (29,028)     $  (7,355)
                                          =========      ==========    ===========   ===========    ============      =========

                                            SB1             SB2            SB3           SB4            SCA1            SCA2
                                        Sub-Account     Sub-Account    Sub-Account   Sub-Account    Sub-Account     Sub-Account
                                       --------------  --------------  ------------  ------------  --------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...........     $  12,405      $    3,356    $   338,324   $   159,436    $    168,701      $ 184,000
   Mortality and expense risk
    charges..........................        (3,905)         (7,109)       (64,914)      (64,618)        (42,246)       (37,321)
   Distribution expense charges......          (468)           (853)        (7,789)       (7,754)         (5,069)        (4,479)
                                          ---------      ----------    -----------   -----------    ------------      ---------
       Net investment income
        (loss).......................     $   8,032      $   (4,606)   $   265,621   $    87,064    $    121,386      $ 142,200
                                          ---------      ----------    -----------   -----------    ------------      ---------
 REALIZED AND UNREALIZED GAINS
  (LOSSES):
   Realized gains (losses) on
    investment transactions:
     Proceeds from sales.............     $  60,590      $  179,526    $ 1,625,079   $ 1,052,022    $ 37,206,979      $ 767,441
     Cost of investments sold........       (52,391)       (157,572)    (1,668,046)   (1,022,206)    (37,206,979)      (795,277)
                                          ---------      ----------    -----------   -----------    ------------      ---------
       Net realized gains (losses)...     $   8,199      $   21,954    $   (42,967)  $    29,816    $   --            $ (27,836)
                                          ---------      ----------    -----------   -----------    ------------      ---------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.....................     $  68,433      $   52,807    $  (311,911)  $  (145,524)   $   --            $(167,137)
     Beginning of year...............        23,271          19,454        (66,852)       64,469        --                   21
                                          ---------      ----------    -----------   -----------    ------------      ---------
       Change in unrealized
        appreciation (depreciation)..     $  45,162      $   33,353    $  (245,059)  $  (209,993)   $   --            $(167,158)
                                          ---------      ----------    -----------   -----------    ------------      ---------
     Realized and unrealized gains
      (losses).......................     $  53,361      $   55,307    $  (288,026)  $  (180,177)   $   --            $(194,994)
                                          ---------      ----------    -----------   -----------    ------------      ---------
 INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS....................     $  61,393      $   50,701    $   (22,405)  $   (93,113)   $    121,386      $ (52,794)
                                          =========      ==========    ===========   ===========    ============      =========

(a) For the period May 17, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999 -- continued

                                               SCA3           SCA4            SCA5            SCA6
                                           Sub-Account   Sub-Account(b)  Sub-Account(b)  Sub-Account(b)
                                           ------------  --------------  --------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $  69,130     $   --            $ 85,814       $      960
   Mortality and expense risk charges....      (6,505)         (2,734)        (6,615)          (1,219)
   Distribution expense charges..........        (781)           (328)          (794)            (146)
                                            ---------     -----------       --------       ----------
       Net investment income (loss)......   $  61,844     $    (3,062)      $ 78,405       $     (405)
                                            ---------     -----------       --------       ----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $ 208,090     $    48,920       $ 66,470       $   16,985
     Cost of investments sold............    (210,500)        (42,939)       (62,839)         (16,088)
                                            ---------     -----------       --------       ----------
       Net realized gains (losses).......   $  (2,410)    $     5,981       $  3,631       $      897
                                            ---------     -----------       --------       ----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $ (70,481)    $   217,754       $437,614       $   53,913
     Beginning of year...................          97         --             --               --
                                            ---------     -----------       --------       ----------
       Change in unrealized appreciation
        (depreciation)...................   $ (70,578)    $   217,754       $437,614       $   53,913
                                            ---------     -----------       --------       ----------
     Realized and unrealized gains
      (losses)...........................   $ (72,988)    $   223,735       $441,245       $   54,810
                                            ---------     -----------       --------       ----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................   $ (11,144)    $   220,673       $519,650       $   54,405
                                            =========     ===========       ========       ==========

                                               WP1            WP2             WP3             WP4
                                           Sub-Account    Sub-Account     Sub-Account     Sub-Account
                                           ------------  --------------  --------------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $  82,166     $    10,813       $     90       $   99,138
   Mortality and expense risk charges....      (6,943)         (7,972)        (3,107)         (14,040)
   Distribution expense charges..........        (833)           (956)          (372)          (1,685)
                                            ---------     -----------       --------       ----------
       Net investment income (loss)......   $  74,390     $     1,885       $ (3,389)      $   83,413
                                            ---------     -----------       --------       ----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $ 365,750     $ 8,522,934       $ 85,336       $  382,926
     Cost of investments sold............    (283,628)     (8,396,121)       (78,855)        (325,671)
                                            ---------     -----------       --------       ----------
       Net realized gains (losses).......   $  82,122     $   126,813       $  6,481       $   57,255
                                            ---------     -----------       --------       ----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $ 334,249     $   283,627       $202,317       $1,104,711
     Beginning of year...................      (3,352)         (1,858)         7,438           29,531
                                            ---------     -----------       --------       ----------
       Change in unrealized appreciation
        (depreciation)...................   $ 337,601     $   285,485       $194,879       $1,075,180
                                            ---------     -----------       --------       ----------
     Realized and unrealized gains
      (losses)...........................   $ 419,723     $   412,298       $201,360       $1,132,435
                                            ---------     -----------       --------       ----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................   $ 494,113     $   414,183       $197,971       $1,215,848
                                            =========     ===========       ========       ==========

(b) For the period September 13, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS

                                                AIM1                            AIM2                            AIM3
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (a)          1999          1998 (b)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)...    $  163,990      $     (159)     $   663,433     $  144,861      $    64,741     $   32,869
  Net realized gains (losses)....        82,737          (6,126)         133,152          2,691          468,336           (547)
  Net unrealized gains
   (losses)......................     1,987,730         128,463        3,381,331        230,796        4,897,906        401,885
                                     ----------      ----------      -----------     ----------      -----------     ----------
      Increase (Decrease) in net
       assets from operations....    $2,234,457      $  122,178      $ 4,177,916     $  378,348      $ 5,430,983     $  434,207
                                     ----------      ----------      -----------     ----------      -----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received...    $3,190,508      $1,229,109      $ 8,313,278     $2,015,774      $ 8,663,899     $2,099,297
    Net transfers between
     Sub-Accounts and Fixed
     Account.....................     2,389,362         212,774        9,156,077        193,750       13,693,105      1,293,608
    Withdrawals, surrenders,
     annuitizations and contract
     charges.....................      (291,401)        (10,395)        (396,819)       (18,667)        (634,386)       (50,636)
                                     ----------      ----------      -----------     ----------      -----------     ----------
      Net accumulation
       activity..................    $5,288,469      $1,431,488      $17,072,536     $2,190,857      $21,722,618     $3,342,269
                                     ----------      ----------      -----------     ----------      -----------     ----------
  Annuitization activity:
    Annuitizations...............    $   21,703      $  --           $    88,023     $  --           $    68,415     $  --
    Annuity payments.............          (947)        --                (2,232)       --                  (645)       --
    Adjustments to annuity
     reserve.....................        (1,572)        --                (1,153)       --                 3,276        --
                                     ----------      ----------      -----------     ----------      -----------     ----------
      Net annuitization
       activity..................    $   19,184      $  --           $    84,638     $  --           $    71,046     $  --
                                     ----------      ----------      -----------     ----------      -----------     ----------
  Increase (Decrease) in net
   assets from participant
   transactions..................    $5,307,653      $1,431,488      $17,157,174     $2,190,857      $21,793,664     $3,342,269
                                     ----------      ----------      -----------     ----------      -----------     ----------
    Increase (Decrease) in net
     assets......................    $7,542,110      $1,553,666      $21,335,090     $2,569,205      $27,224,647     $3,776,476
NET ASSETS:
  Beginning of year..............     1,553,666         --             2,569,205        --             3,776,476        --
                                     ----------      ----------      -----------     ----------      -----------     ----------
  End of year....................    $9,095,776      $1,553,666      $23,904,295     $2,569,205      $31,001,123     $3,776,476
                                     ==========      ==========      ===========     ==========      ===========     ==========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                AIM4                             AL1                             AL2
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (b)          1999          1998 (b)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)...    $   511,149     $    8,211      $   811,033     $    6,203      $   199,713     $    6,890
  Net realized gains (losses)....        532,235        (51,782)         600,520        (18,561)         359,230         (5,236)
  Net unrealized gains
   (losses)......................      5,018,327        135,808        4,516,739        496,292        4,268,060        271,924
                                     -----------     ----------      -----------     ----------      -----------     ----------
      Increase (Decrease) in net
       assets from operations....    $ 6,061,711     $   92,237      $ 5,928,292     $  483,934      $ 4,827,003     $  273,578
                                     -----------     ----------      -----------     ----------      -----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received...    $ 4,140,973     $1,910,796      $12,748,856     $2,399,047      $ 5,097,716     $1,751,908
    Net transfers between
     Sub-Accounts and Fixed
     Account.....................      7,199,126        416,832       16,707,964        768,779        8,333,556        350,911
    Withdrawals, surrenders,
     annuitizations and contract
     charges.....................       (465,245)        (8,627)      (1,047,363)       (12,258)        (821,155)       (47,719)
                                     -----------     ----------      -----------     ----------      -----------     ----------
      Net accumulation
       activity..................    $10,874,854     $2,319,001      $28,409,457     $3,155,568      $12,610,117     $2,055,100
                                     -----------     ----------      -----------     ----------      -----------     ----------
  Annuitization activity:
    Annuitizations...............    $    87,014     $  --           $    85,342     $  --           $    99,349     $  --
    Annuity payments.............         (5,593)       --                (1,306)       --                (6,928)       --
    Adjustments to annuity
     reserve.....................         (1,819)       --                 2,825        --                (1,193)       --
                                     -----------     ----------      -----------     ----------      -----------     ----------
      Net annuitization
       activity..................    $    79,602     $  --           $    86,861     $  --           $    91,228     $  --
                                     -----------     ----------      -----------     ----------      -----------     ----------
  Increase (Decrease) in net
   assets from participant
   transactions..................    $10,954,456     $2,319,001      $28,496,318     $3,155,568      $12,701,345     $2,055,100
                                     -----------     ----------      -----------     ----------      -----------     ----------
    Increase (Decrease) in net
     assets......................    $17,016,167     $2,411,238      $34,424,610     $3,639,502      $17,528,348     $2,328,678
NET ASSETS:
  Beginning of year..............      2,411,238        --             3,639,502        --             2,328,678        --
                                     -----------     ----------      -----------     ----------      -----------     ----------
  End of year....................    $19,427,405     $2,411,238      $38,064,112     $3,639,502      $19,857,026     $2,328,678
                                     ===========     ==========      ===========     ==========      ===========     ==========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 AL3                             GS1                             GS2
                                             Sub-Account                     Sub-Account                     Sub-Account
                                     ----------------------------   -----------------------------   -----------------------------
                                      Year Ended     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                     December 31,   December 31,    December 31,    December 31,    December 31,    December 31,
                                         1999         1998 (b)          1999          1998 (c)          1999          1998 (a)
                                     -------------  -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....     $  180,135     $ (1,923)      $   (86,434)     $   (6,002)     $   (7,437)     $   (383)
  Net realized gains (losses).....         26,998       (3,015)          119,138          (6,745)         (6,104)       (5,269)
  Net unrealized gains (losses)...      1,333,109       96,395         2,855,021         229,353         247,190        10,059
                                       ----------     --------       -----------      ----------      ----------      --------
      Increase (Decrease) in net
       assets from operations.....     $1,540,242     $ 91,457       $ 2,887,725      $  216,606      $  233,649      $  4,407
                                       ----------     --------       -----------      ----------      ----------      --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received....     $2,088,417     $437,232       $ 4,819,708      $1,763,717      $  314,158      $258,204
    Net transfers between
     Sub-Accounts and Fixed
     Account......................      2,244,048      285,561         5,800,687         357,499         981,739        20,679
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................       (126,620)      (8,294)         (346,821)         (8,712)        (33,270)         (614)
                                       ----------     --------       -----------      ----------      ----------      --------
      Net accumulation activity...     $4,205,845     $714,499       $10,273,574      $2,112,504      $1,262,627      $278,269
                                       ----------     --------       -----------      ----------      ----------      --------
  Annuitization activity:
    Annuitizations................     $   59,038     $ --           $    93,264      $  --           $   19,466      $ --
    Annuity payments..............           (542)      --                (5,717)        --                 (750)       --
    Adjustments to annuity
     reserve......................             66       --                (2,494)        --               (2,307)       --
                                       ----------     --------       -----------      ----------      ----------      --------
      Net annuitization
       activity...................     $   58,562     $ --           $    85,053      $  --           $   16,409      $ --
                                       ----------     --------       -----------      ----------      ----------      --------
  Increase (Decrease) in net
   assets from participant
   transactions...................     $4,264,407     $714,499       $10,358,627      $2,112,504      $1,279,036      $278,269
                                       ----------     --------       -----------      ----------      ----------      --------
    Increase (Decrease) in net
     assets.......................     $5,804,649     $805,956       $13,246,352      $2,329,110      $1,512,685      $282,676
NET ASSETS:
  Beginning of year...............        805,956       --             2,329,110         --              282,676        --
                                       ----------     --------       -----------      ----------      ----------      --------
  End of year.....................     $6,610,605     $805,956       $15,575,462      $2,329,110      $1,795,361      $282,676
                                       ==========     ========       ===========      ==========      ==========      ========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(c) For the period March 12, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 GS3                             GS4                             GS5
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (a)          1999          1998 (b)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)...    $   126,862     $     (858)     $    8,970      $    6,362      $  183,291       $    866
  Net realized gains (losses)....        363,935         (9,820)        (49,105)         (8,821)         84,670         (2,816)
  Net unrealized gains
   (losses)......................      1,670,034        296,953         132,039         (71,917)        260,708         16,662
                                     -----------     ----------      ----------      ----------      ----------       --------
      Increase (Decrease) in net
       assets from operations....    $ 2,160,831     $  286,275      $   91,904      $  (74,376)     $  528,669       $ 14,712
                                     -----------     ----------      ----------      ----------      ----------       --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received...    $ 4,503,362     $2,581,300      $1,294,500      $1,443,172      $  840,435       $238,188
    Net transfers between
     Sub-Accounts and Fixed
     Account.....................      8,595,492        407,943       2,400,908         493,897       1,051,801         72,560
    Withdrawals, surrenders,
     annuitizations and contract
     charges.....................       (498,099)       (56,166)       (203,335)        (13,813)        (37,988)           (76)
                                     -----------     ----------      ----------      ----------      ----------       --------
      Net accumulation
       activity..................    $12,600,755     $2,933,077      $3,492,073      $1,923,256      $1,854,248       $310,672
                                     -----------     ----------      ----------      ----------      ----------       --------
  Annuitization activity:
    Annuitizations...............    $    37,472     $  --           $  --           $  --           $   20,676       $ --
    Annuity payments.............         (2,065)       --              --              --                 (911)        --
    Adjustments to annuity
     reserve.....................            (43)       --              --              --                 (674)        --
                                     -----------     ----------      ----------      ----------      ----------       --------
      Net annuitization
       activity..................    $    35,364     $  --           $  --           $  --           $   19,091       $ --
                                     -----------     ----------      ----------      ----------      ----------       --------
  Increase (Decrease) in net
   assets from participant
   transactions..................    $12,636,119     $2,933,077      $3,492,073      $1,923,256      $1,873,339       $310,672
                                     -----------     ----------      ----------      ----------      ----------       --------
    Increase (Decrease) in net
     assets......................    $14,796,950     $3,219,352      $3,583,977      $1,848,880      $2,402,008       $325,384
NET ASSETS:
  Beginning of year..............      3,219,352        --            1,848,880         --              325,384         --
                                     -----------     ----------      ----------      ----------      ----------       --------
  End of year....................    $18,016,302     $3,219,352      $5,432,857      $1,848,880      $2,727,392       $325,384
                                     ===========     ==========      ==========      ==========      ==========       ========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 17, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 JP1                             JP2                             JP3
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (a)          1999          1998 (a)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)...    $   915,926      $  232,080      $   93,716      $  2,468        $   19,756      $  3,318
  Net realized gains (losses)....        171,441         (42,054)         86,971        (1,892)              172        (3,060)
  Net unrealized gains
   (losses)......................        340,247          73,661         433,370         7,372           336,978        (1,240)
                                     -----------      ----------      ----------      --------        ----------      --------
      Increase (Decrease) in net
       assets from operations....    $ 1,427,614      $  263,687      $  614,057      $  7,948        $  356,906      $   (982)
                                     -----------      ----------      ----------      --------        ----------      --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received...    $ 4,908,483      $1,481,091      $1,032,722      $401,185        $  556,222      $126,177
    Net transfers between
     Sub-Accounts and Fixed
     Account.....................      6,352,530       1,474,721       1,243,965        78,547           412,896        65,945
    Withdrawals, surrenders,
     annuitizations and contract
     charges.....................       (556,977)        (33,652)        (95,728)       (2,264)          (18,773)         (770)
                                     -----------      ----------      ----------      --------        ----------      --------
      Net accumulation
       activity..................    $10,704,036      $2,922,160      $2,180,959      $477,468        $  950,345      $191,352
                                     -----------      ----------      ----------      --------        ----------      --------
  Annuitization activity:
    Annuitizations...............    $    77,078      $  --           $   18,651      $ --            $  --           $ --
    Annuity payments.............         (1,035)        --                 (844)       --               --             --
    Adjustments to annuity
     reserve.....................            150         --                 (700)       --               --             --
                                     -----------      ----------      ----------      --------        ----------      --------
      Net annuitization
       activity..................    $    76,193      $  --           $   17,107      $ --            $  --           $ --
                                     -----------      ----------      ----------      --------        ----------      --------
  Increase (Decrease) in net
   assets from participant
   transactions..................    $10,780,229      $2,922,160      $2,198,066      $477,468        $  950,345      $191,352
                                     -----------      ----------      ----------      --------        ----------      --------
    Increase (Decrease) in net
     assets......................    $12,207,843      $3,185,847      $2,812,123      $485,416        $1,307,251      $190,370
NET ASSETS:
  Beginning of year..............      3,185,847         --              485,416        --               190,370        --
                                     -----------      ----------      ----------      --------        ----------      --------
  End of year....................    $15,393,690      $3,185,847      $3,297,539      $485,416        $1,497,621      $190,370
                                     ===========      ==========      ==========      ========        ==========      ========

(a) For the period March 27, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 LA1                             CAS                             EGS
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (b)          1999          1998 (c)          1999          1998 (a)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)...    $ 1,474,587      $  193,351     $   692,778      $   (9,437)    $   (32,594)     $   (9,825)
  Net realized gains (losses)....        174,451          (3,464)        224,872         (34,447)        649,409         (43,942)
  Net unrealized gains
   (losses)......................       (189,406)         21,161       2,228,558         629,805      10,404,765         777,281
                                     -----------      ----------     -----------      ----------     -----------      ----------
      Increase (Decrease) in net
       assets from operations....    $ 1,459,632      $  211,048     $ 3,146,208      $  585,921     $11,021,580      $  723,514
                                     -----------      ----------     -----------      ----------     -----------      ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received...    $ 6,119,781      $2,829,156     $ 3,621,357      $1,880,023     $ 7,852,516      $3,011,641
    Net transfers between
     Sub-Accounts and Fixed
     Account.....................     10,627,992         363,979       3,950,702       2,200,342       8,176,327       1,178,725
    Withdrawals, surrenders,
     annuitizations and contract
     charges.....................       (621,174)        (21,905)       (385,338)        (47,046)       (925,614)        (36,641)
                                     -----------      ----------     -----------      ----------     -----------      ----------
      Net accumulation
       activity..................    $16,126,599      $3,171,230     $ 7,186,721      $4,033,319     $15,103,229      $4,153,725
                                     -----------      ----------     -----------      ----------     -----------      ----------
  Annuitization activity:
    Annuitizations...............    $   --           $  --          $    53,269      $  --          $   126,228      $  --
    Annuity payments.............        --              --               (3,083)        --               (3,973)        --
    Adjustments to annuity
     reserve.....................        --              --               (1,863)        --                9,690         --
                                     -----------      ----------     -----------      ----------     -----------      ----------
      Net annuitization
       activity..................    $   --           $  --          $    48,323      $  --          $   131,945      $  --
                                     -----------      ----------     -----------      ----------     -----------      ----------
  Increase (Decrease) in net
   assets from participant
   transactions..................    $16,126,599      $3,171,230     $ 7,235,044      $4,033,319     $15,235,174      $4,153,725
                                     -----------      ----------     -----------      ----------     -----------      ----------
    Increase (Decrease) in net
     assets......................    $17,586,231      $3,382,278     $10,381,252      $4,619,240     $26,256,754      $4,877,239
NET ASSETS:
  Beginning of year..............      3,382,278         --            4,619,240         --            4,877,239         --
                                     -----------      ----------     -----------      ----------     -----------      ----------
  End of year....................    $20,968,509      $3,382,278     $15,000,492      $4,619,240     $31,133,993      $4,877,239
                                     ===========      ==========     ===========      ==========     ===========      ==========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(c) For the period February 26, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     HYS                           MMS                           UTS
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                         ----------------------------  ----------------------------  ----------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             1999         1998 (c)         1999         1998 (a)         1999         1998 (b)
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $   277,362     $     (239)    $  177,344     $   48,895    $   624,780     $   (7,859)
  Net realized gains (losses)..........       (99,067)       (17,756)       --             --             155,348         (1,131)
  Net unrealized gains (losses)........        40,424         (2,792)       --             --           2,521,304        203,450
                                          -----------     ----------     ----------     ----------    -----------     ----------
      Increase (Decrease) in net assets
       from operations.................   $   218,719     $  (20,787)    $  177,344     $   48,895    $ 3,301,432     $  194,460
                                          -----------     ----------     ----------     ----------    -----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $ 3,074,357     $1,355,408     $  308,389     $5,275,423    $ 4,077,024     $1,634,726
    Net transfers between Sub-Accounts
     and Fixed Account.................     7,484,053        786,221      4,197,928     (1,482,996)     9,168,485      1,078,739
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................      (462,273)        (6,849)    (1,455,384)       (11,403)      (781,083)       (10,177)
                                          -----------     ----------     ----------     ----------    -----------     ----------
      Net accumulation activity........   $10,096,137     $2,134,780     $3,050,933     $3,781,024    $12,464,426     $2,703,288
                                          -----------     ----------     ----------     ----------    -----------     ----------
  Annuitization activity:
    Annuitizations.....................   $    80,858     $  --          $  --          $  --         $   179,007     $  --
    Annuity payments...................        (4,094)       --             --             --              (3,339)       --
    Adjustments to annuity reserve.....          (348)       --             --             --              (1,085)       --
                                          -----------     ----------     ----------     ----------    -----------     ----------
      Net annuitization activity.......   $    76,416     $  --          $  --          $  --         $   174,583     $  --
                                          -----------     ----------     ----------     ----------    -----------     ----------
  Increase (Decrease) in net assets
   from participant transactions.......   $10,172,553     $2,134,780     $3,050,933     $3,781,024    $12,639,009     $2,703,288
                                          -----------     ----------     ----------     ----------    -----------     ----------
    Increase (Decrease) in net
     assets............................   $10,391,272     $2,113,993     $3,228,277     $3,829,919    $15,940,441     $2,897,748
NET ASSETS:
  Beginning of year....................     2,113,993        --           3,829,919        --           2,897,748        --
                                          -----------     ----------     ----------     ----------    -----------     ----------
  End of year..........................   $12,505,265     $2,113,993     $7,058,196     $3,829,919    $18,838,189     $2,897,748
                                          ===========     ==========     ==========     ==========    ===========     ==========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(c) For the period February 26, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                     GSS                    TRS            MIT            NWD            MIS
                                                 Sub-Account            Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                         ----------------------------  -------------  -------------  -------------  -------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                             1999         1998 (a)       1999 (b)       1999 (b)       1999 (b)       1999 (b)
                                         -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss).........   $   154,206     $   (5,092)    $   (7,791)    $  (21,203)    $   (6,392)    $  (20,396)
  Net realized gains (losses)..........       (71,213)        23,326         (4,728)        (3,740)        25,497         30,718
  Net unrealized gains (losses)........      (269,914)        13,091         21,849        386,232        457,940      1,220,338
                                          -----------     ----------     ----------     ----------     ----------     ----------
      Increase (Decrease) in net assets
       from operations.................   $  (186,921)    $   31,325     $    9,330     $  361,289     $  477,045     $1,230,660
                                          -----------     ----------     ----------     ----------     ----------     ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........   $ 3,214,716     $1,300,822     $1,944,130     $3,992,136     $  720,822     $4,452,860
    Net transfers between Sub-Accounts
     and Fixed Account.................    10,679,042        323,387        749,019      3,540,232        782,394      2,713,276
    Withdrawals, surrenders,
     annuitizations and contract
     charges...........................      (493,591)       (92,714)      (116,117)       (70,811)        (6,830)      (187,257)
                                          -----------     ----------     ----------     ----------     ----------     ----------
      Net accumulation activity........   $13,400,167     $1,531,495     $2,577,032     $7,461,557     $1,496,386     $6,978,879
                                          -----------     ----------     ----------     ----------     ----------     ----------
  Annuitization activity:
    Annuitizations.....................   $    26,994     $   40,389     $   79,374     $    4,029     $  --          $  133,744
    Annuity payments...................        (4,351)        (1,490)       --                (181)       --                (333)
    Annuity transfers..................       --              40,390        --             --             --             --
    Adjustments to annuity reserve.....          (534)          (475)            17           (182)       --               4,173
                                          -----------     ----------     ----------     ----------     ----------     ----------
      Net annuitization activity.......   $    22,109     $   78,814     $   79,391     $    3,666     $  --          $  137,584
                                          -----------     ----------     ----------     ----------     ----------     ----------
  Increase (Decrease) in net assets
   from participant transactions.......   $13,422,276     $1,610,309     $2,656,423     $7,465,223     $1,496,386     $7,116,463
                                          -----------     ----------     ----------     ----------     ----------     ----------
    Increase (Decrease) in net
     assets............................   $13,235,355     $1,641,634     $2,665,753     $7,826,512     $1,973,431     $8,347,123
NET ASSETS:
  Beginning of year....................     1,641,634        --             --             --             --             --
                                          -----------     ----------     ----------     ----------     ----------     ----------
  End of year..........................   $14,876,989     $1,641,634     $2,665,753     $7,826,512     $1,973,431     $8,347,123
                                          ===========     ==========     ==========     ==========     ==========     ==========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period May 17, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 OP1                             OP2                             OP3
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (a)          1999          1998 (b)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....   $   147,083      $  (13,451)     $   63,482       $    235       $  (18,870)      $ (1,846)
  Net realized gains (losses).....        49,711         (15,929)         15,513        (19,298)          34,433         (7,219)
  Net unrealized gains (losses)...      (317,549)        201,803         547,534         41,964          (44,591)        28,952
                                     -----------      ----------      ----------       --------       ----------       --------
      Increase (Decrease) in net
       assets from operations.....   $  (120,755)     $  172,423      $  626,529       $ 22,901       $  (29,028)      $ 19,887
                                     -----------      ----------      ----------       --------       ----------       --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received....   $ 2,729,165      $2,532,266      $1,550,529       $772,014       $  485,930       $507,596
    Net transfers between
     Sub-Accounts and Fixed
     Account......................     6,567,188       1,176,486       1,198,601        114,451        1,779,308        197,133
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................      (574,346)        (21,619)       (132,625)        (3,783)        (129,696)        (8,885)
                                     -----------      ----------      ----------       --------       ----------       --------
      Net accumulation activity...   $ 8,722,007      $3,687,133      $2,616,505       $882,682       $2,135,542       $695,844
                                     -----------      ----------      ----------       --------       ----------       --------
  Annuitization activity:
    Annuitizations................   $    11,643      $  --           $   42,401       $--            $   11,596       $--
    Annuity payments..............          (586)        --               (2,165)       --                  (845)       --
    Adjustments to annuity
     reserve......................           248         --                 (667)       --                (1,085)       --
                                     -----------      ----------      ----------       --------       ----------       --------
      Net annuitization
       activity...................   $    11,305      $  --           $   39,569       $--            $    9,666       $--
                                     -----------      ----------      ----------       --------       ----------       --------
  Increase (Decrease) in net
   assets from participant
   transactions...................   $ 8,733,312      $3,687,133      $2,656,074       $882,682       $2,145,208       $695,844
                                     -----------      ----------      ----------       --------       ----------       --------
    Increase (Decrease) in net
     assets.......................   $ 8,612,557      $3,859,556      $3,282,603       $905,583       $2,116,180       $715,731
NET ASSETS:
  Beginning of year...............     3,859,556         --              905,583        --               715,731        --
                                     -----------      ----------      ----------       --------       ----------       --------
  End of year.....................   $12,472,113      $3,859,556      $4,188,186       $905,583       $2,831,911       $715,731
                                     ===========      ==========      ==========       ========       ==========       ========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 OP4                             SB1                             SB2
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (b)          1999          1998 (a)          1999          1998 (a)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....    $   (7,226)       $   (1)        $  8,032        $  3,553        $ (4,606)       $   (252)
  Net realized gains (losses).....         1,938        --                8,199          (1,757)         21,954            (857)
  Net unrealized gains (losses)...        (2,067)           54           45,162          23,271          33,353          19,454
                                      ----------        ------         --------        --------        --------        --------
      Increase (Decrease) in net
       assets from operations.....    $   (7,355)       $   53         $ 61,393        $ 25,067        $ 50,701        $ 18,345
                                      ----------        ------         --------        --------        --------        --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received....    $1,632,027        $1,000         $ 21,563        $200,980        $119,751        $263,704
    Net transfers between
     Sub-Accounts and Fixed
     Account......................       883,782        --              101,209           8,030         188,767          49,888
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................       (31,887)       --              (28,493)         (2,808)        (28,268)         (1,853)
                                      ----------        ------         --------        --------        --------        --------
      Net accumulation activity...    $2,483,922        $1,000         $ 94,279        $206,202        $280,250        $311,739
                                      ----------        ------         --------        --------        --------        --------
  Annuitization activity:
    Annuitizations................    $  --             $--            $--             $--             $--             $--
    Annuity payments..............       --             --              --              --              --              --
    Adjustments to annuity
     reserve......................       --             --              --              --              --              --
                                      ----------        ------         --------        --------        --------        --------
      Net annuitization
       activity...................    $  --             $--            $--             $--             $--             $--
                                      ----------        ------         --------        --------        --------        --------
  Increase (Decrease) in net
   assets from participant
   transactions...................    $2,483,922        $1,000         $ 94,279        $206,202        $280,250        $311,739
                                      ----------        ------         --------        --------        --------        --------
    Increase (Decrease) in net
     assets.......................    $2,476,567        $1,053         $155,672        $231,269        $330,951        $330,084
NET ASSETS:
  Beginning of year...............         1,053        --              231,269         --              330,084         --
                                      ----------        ------         --------        --------        --------        --------
  End of year.....................    $2,477,620        $1,053         $386,941        $231,269        $661,035        $330,084
                                      ==========        ======         ========        ========        ========        ========

(a) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(b) For the period December 15, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                 SB3                             SB4                            SCA1
                                             Sub-Account                     Sub-Account                     Sub-Account
                                    -----------------------------   -----------------------------   -----------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (b)          1999          1998 (d)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....    $  265,621      $  121,348      $   87,064      $   39,286     $   121,386        $    3
  Net realized gains (losses).....       (42,967)          9,630          29,816          (1,146)        --             --
  Net unrealized gains (losses)...      (245,059)        (66,852)       (209,993)         64,469         --             --
                                      ----------      ----------      ----------      ----------     -----------        ------
      Increase (Decrease) in net
       assets from operations.....    $  (22,405)     $   64,126      $  (93,113)     $  102,609     $   121,386        $    3
                                      ----------      ----------      ----------      ----------     -----------        ------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received....    $  186,390      $2,139,351      $   31,408      $1,946,618     $ 9,316,611        $2,000
    Net transfers between
     Sub-Accounts and Fixed
     Account......................     4,084,937         722,156       4,100,758         945,488       2,207,048        --
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................      (416,075)        (13,933)       (391,898)        (11,783)       (299,102)       --
                                      ----------      ----------      ----------      ----------     -----------        ------
      Net accumulation activity...    $3,855,252      $2,847,574      $3,740,268      $2,880,323     $11,224,557        $2,000
                                      ----------      ----------      ----------      ----------     -----------        ------
  Annuitization activity:
    Annuitizations................    $   30,708      $  --           $   16,929      $  --          $   --             $--
    Annuity payments..............        (1,119)        --                 (401)        --              --             --
    Adjustments to annuity
     reserve......................          (764)        --                 (633)        --              --             --
                                      ----------      ----------      ----------      ----------     -----------        ------
      Net annuitization
       activity...................    $   28,825      $  --           $   15,895      $  --          $   --             $--
                                      ----------      ----------      ----------      ----------     -----------        ------
  Increase (Decrease) in net
   assets from participant
   transactions...................    $3,884,077      $2,847,574      $3,756,163      $2,880,323     $11,224,557        $2,000
                                      ----------      ----------      ----------      ----------     -----------        ------
    Increase (Decrease) in net
     assets.......................    $3,861,672      $2,911,700      $3,663,050      $2,982,932     $11,345,943        $2,003
NET ASSETS:
  Beginning of year...............     2,911,700         --            2,982,932         --                2,003        --
                                      ----------      ----------      ----------      ----------     -----------        ------
  End of year.....................    $6,773,372      $2,911,700      $6,645,982      $2,982,932     $11,347,946        $2,003
                                      ==========      ==========      ==========      ==========     ===========        ======

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(d) For the period December 15, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                SCA2                            SCA3                    SCA4            SCA5
                                             Sub-Acount                      Sub-Acount              Sub-Acount      Sub-Acount
                                    -----------------------------   -----------------------------   -------------   -------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                        1999          1998 (a)          1999          1998 (a)        1999 (b)        1999 (b)
                                    -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)....    $  142,200       $    13        $   61,844        $   (1)       $   (3,062)     $   78,405
  Net realized gains (losses).....       (27,836)           (1)           (2,410)       --                 5,981           3,631
  Net unrealized gains (losses)...      (167,158)           21           (70,578)           97           217,754         437,614
                                      ----------       -------        ----------        ------        ----------      ----------
      Increase (Decrease) in net
       assets from operations.....    $  (52,794)      $    33        $  (11,144)       $   96        $  220,673      $  519,650
                                      ----------       -------        ----------        ------        ----------      ----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received....    $2,424,622       $18,000        $  407,264        $7,000        $  278,857      $  398,676
    Net transfers between
     Sub-Accounts and Fixed
     Account......................     5,953,092        --               942,992        --               863,821       2,064,556
    Withdrawals, surrenders,
     annuitizations and contract
     charges......................      (374,597)       --               (35,618)       --               (16,360)        (16,795)
                                      ----------       -------        ----------        ------        ----------      ----------
      Net accumulation activity...    $8,003,117       $18,000        $1,314,638        $7,000        $1,126,318      $2,446,437
                                      ----------       -------        ----------        ------        ----------      ----------
  Annuitization activity:
    Annuitizations................    $  278,695       $--            $    3,427        $--           $  --           $  --
    Annuity payments..............       (10,840)       --                  (216)       --               --              --
    Adjustments to annuity
     reserve......................         5,275        --                 7,216        --               --              --
                                      ----------       -------        ----------        ------        ----------      ----------
      Net annuitization
       activity...................    $  273,130       $--            $   10,427        $--           $  --           $  --
                                      ----------       -------        ----------        ------        ----------      ----------
  Increase (Decrease) in net
   assets from participant
   transactions...................    $8,276,247       $18,000        $1,325,065        $7,000        $1,126,318      $2,446,437
                                      ----------       -------        ----------        ------        ----------      ----------
    Increase (Decrease) in net
     assets.......................    $8,223,453       $18,033        $1,313,921        $7,096        $1,346,991      $2,966,087
NET ASSETS:
  Beginning of year...............        18,033        --                 7,096        --               --              --
                                      ----------       -------        ----------        ------        ----------      ----------
  End of year.....................    $8,241,486       $18,033        $1,321,017        $7,096        $1,346,991      $2,966,087
                                      ==========       =======        ==========        ======        ==========      ==========

(a) For the period December 15, 1998 (commencement of operations) through December 31, 1998.
(b) For the period May 17, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                      SCA6                     WP1                             WP2
                                                   Sub-Acount              Sub-Acount                      Sub-Acount
                                                  -------------   -----------------------------   -----------------------------
                                                   Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                  December 31,    December 31,    December 31,    December 31,    December 31,
                                                    1999 (c)          1999          1998 (a)          1999          1998 (b)
                                                  -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)..................     $   (405)      $   74,390       $   (679)      $    1,885       $ (1,361)
  Net realized gains (losses)...................          897           82,122         (4,817)         126,813        (33,030)
  Net unrealized gains (losses).................       53,913          337,601         (3,352)         285,485         (1,858)
                                                     --------       ----------       --------       ----------       --------
      Increase (Decrease) in net assets from
       operations...............................     $ 54,405       $  494,113       $ (8,848)      $  414,183       $(36,249)
                                                     --------       ----------       --------       ----------       --------
  Accumulation activity:
    Purchase payments received..................     $ 41,486       $  444,605       $133,941       $  260,046       $169,921
    Net transfers between Sub-Accounts and Fixed
     Account....................................      406,855        1,127,692         40,476          446,267         32,859
    Withdrawals, surrenders, annuitizations and
     contract charges...........................       (1,944)         (34,519)          (742)         (77,459)          (879)
                                                     --------       ----------       --------       ----------       --------
      Net accumulation activity.................     $446,397       $1,537,778       $173,675       $  628,854       $201,901
                                                     --------       ----------       --------       ----------       --------
  Annuitization activity:
    Annuitizations..............................     $--            $   17,475       $--            $  --            $--
    Annuity payments............................      --                  (925)       --               --             --
    Adjustments to annuity reserve..............        5,356          (10,499)       --               --             --
                                                     --------       ----------       --------       ----------       --------
      Net annuitization activity................     $  5,356       $    6,051       $--            $  --            $--
                                                     --------       ----------       --------       ----------       --------
  Increase (Decrease) in net assets from
   participant transactions.....................     $451,753       $1,543,829       $173,675       $  628,854       $201,901
                                                     --------       ----------       --------       ----------       --------
    Increase (Decrease) in net assets...........     $506,158       $2,037,942       $164,827       $1,043,037       $165,652
NET ASSETS:
  Beginning of year.............................      --               164,827        --               165,652        --
                                                     --------       ----------       --------       ----------       --------
  End of year...................................     $506,158       $2,202,769       $164,827       $1,208,689       $165,652
                                                     ========       ==========       ========       ==========       ========

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(c) For the period May 17, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                                           WP3                             WP4
                                                                       Sub-Account                     Sub-Account
                                                              -----------------------------   -----------------------------
                                                               Year Ended      Year Ended      Year Ended      Year Ended
                                                              December 31,    December 31,    December 31,    December 31,
                                                                  1999          1998 (a)          1999          1998 (a)
                                                              -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)..............................     $ (3,389)       $   (535)      $   83,413       $ (2,271)
  Net realized gains (losses)...............................        6,481            (239)          57,255        (26,102)
  Net unrealized gains (losses).............................      194,879           7,438        1,075,180         29,531
                                                                 --------        --------       ----------       --------
      Increase (Decrease) in net assets from operations.....     $197,971        $  6,664       $1,215,848       $  1,158
                                                                 --------        --------       ----------       --------
PARTICIPATION TRANSACTIONS:
  Accumulation activity:
    Purchase payments received..............................     $118,924        $113,755       $  528,621       $378,201
    Net transfers between Sub-Accounts and Fixed Account....      322,835          17,358        1,685,706         (5,371)
    Withdrawals, surrenders, annuitizations and contract
     charges................................................      (36,788)           (830)         (56,865)        (2,707)
                                                                 --------        --------       ----------       --------
      Net accumulation activity.............................     $404,971        $130,283       $2,157,462       $370,123
                                                                 --------        --------       ----------       --------
  Annuitization activity:
    Annuitizations..........................................     $ 18,900        $--            $  --            $--
    Annuity payments........................................         (794)        --               --             --
    Annuity transfers.......................................      --              --               --             --
                                                                 --------        --------       ----------       --------
    Adjustments to annuity reserve..........................       (7,889)        --               --             --
                                                                 --------        --------       ----------       --------
      Net annuitization activity............................     $ 10,217        $--            $  --            $--
                                                                 --------        --------       ----------       --------
  Increase (Decrease) in net assets from participant
   transactions.............................................     $415,188        $130,283       $2,157,462       $370,123
    Increase (Decrease) in net assets.......................     $613,159        $136,947       $3,373,310       $371,281
NET ASSETS:
  Beginning of year.........................................      136,947         --               371,281        --
                                                                 --------        --------       ----------       --------
  End of year...............................................     $750,106        $136,947       $3,744,591       $371,281
                                                                 ========        ========       ==========       ========

(a) For the period March 27, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") is a separate account of Sun Life Assurance Company of Canada (U.S.), (the "Sponsor"), and was established on July 13, 1989 as a funding vehicle for the variable portion of Futurity contracts, Futurity II contracts, Futurity Focus contracts and Futurity Accolade contracts (collectively, the "Contracts") and certain other group and individual fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain registered open-end mutual funds. With respect to the Futurity contracts, the Funds are: AIM Variable Insurance Funds, Inc., The Alger American Fund, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/ Sun Life Series Trust, OCC Accumulation Trust, Salomon Brothers Variable Series Funds Inc. and Warburg Pincus Trust. With respect to the Futurity II contracts, the Funds are: AIM Variable Insurance Funds, Inc., The Alger American Fund, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, Sun Capital Advisers Trust and Warburg Pincus Trust. With respect to the Futurity Focus contracts, the Funds are: AIM Variable Insurance Funds, Inc., The Alger American Fund, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, Sun Capital Advisers Trust and Warburg Pincus Trust. With respect to the Futurity Accolade contracts, the Funds are:
AIM Variable Insurance Funds, Inc., The Alger American Fund, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbet
Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust and Sun Capital Advisers Trust (collectively, "the Funds"). Massachusetts Financial Services Company, an affiliate of the Sponsor, is the investment adviser to MFS/Sun Life Series Trust. Sun Capital Advisers Inc., an affiliate of the Sponsor, is the investment adviser to Sun Capital Advisers Trust.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL

The preparation of financial statements in conformity with generally accepted accounting principles requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS

Investments in shares of the Funds are recorded at their net asset value. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(2) SIGNIFICANT ACCOUNTING POLICIES

FEDERAL INCOME TAX STATUS

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) CONTRACT CHARGES
A mortality and expense risk charge based on the value of the Sub-Accounts included in the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate of 1.25% for Futurity and Futurity II contracts, 1.00% for Futurity Focus contracts and 1.30% for Futurity Accolade contracts.

Each year on the account anniversary, an account administration fee ("Account Fee") equal to the lesser of $30 in the case of Futurity contracts, $35 in the case of Futurity II contracts and Futurity Accolade contracts and $50 in the case of Futurity Focus contracts or 2% of the participant's account value in Account Years one through five (thereafter, the Account Fee may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year. As reimbursement for administrative expenses attributable to contracts which exceed the revenues received from the Account Fees, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such Contracts.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 8% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the Futurity, Futurity II, and Futurity Focus Contracts, including commissions paid to sales personnel, the costs of preparation of sales literature, and other promotional costs and acquisition expenses.

(4) ANNUITY RESERVES
Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS

                                                   Units Outstanding
                                                   Beginning of Year                  Units Purchased
                                             ------------------------------    ------------------------------
                                              Year Ended       Year Ended       Year Ended       Year Ended
                                             December 31,     December 31,     December 31,     December 31,
                                                 1999             1998             1999             1998
                                             -------------    -------------    -------------    -------------
 FUTURITY CONTRACTS:
 AIM1                            (a)            141,292          --                37,449          120,297
 AIM2                            (a)            204,502          --                28,920          188,055
 AIM3                            (b)            332,662          --                43,138          211,522
 AIM4                            (a)            216,812          --                22,277          175,562
 AL1                             (b)            285,990          --                96,119          220,381
 AL2                             (b)            194,995          --                37,009          166,134
 AL3                             (b)             77,472          --                12,426           46,464
 GS1                             (c)            210,952          --                34,405          174,066
 GS2                             (a)             31,476          --                   556           28,820
 GS3                             (a)            282,488          --                25,986          245,810
 GS4                             (a)            199,770          --                10,206          146,654
 GS5                             (d)             30,394          --                 2,948           22,922
 JP1                             (b)            293,787          --                83,392          153,409
 JP2                             (b)             52,419          --                 9,614           43,568
 JP3                             (b)             22,655          --                 8,150           14,226
 LA1                             (b)            333,805          --                61,424          295,576
 CAS                             (e)            403,733          --                35,843          182,671
 EGS                             (a)            397,132          --                60,135          286,458
 HYS                             (e)            217,924          --                27,858          136,139
 MMS                             (a)            371,404          --                29,531          520,396
 UTS                             (b)            278,221          --                49,525          168,365
 GSS                             (a)            150,350          --                31,435          124,697
 OP1                             (a)            363,748          --                45,042          249,514
 OP2                             (a)             93,160          --                19,463           80,719
 OP3                             (b)             86,567          --                11,061           62,966
 SB1                             (b)             21,329          --                 1,994           20,954
 SB2                             (b)             32,282          --                11,451           27,151
 SB3                             (a)            277,473          --                17,918          208,817
 SB4                             (b)            293,921          --                 4,406          199,267
 WP1                             (a)             22,480          --                 9,591           17,004
 WP2                             (b)             18,253          --                 5,461           17,656
 WP3                             (b)             14,715          --                 4,811           12,602
 WP4                             (b)             41,843          --                 2,953           42,727

                                       Units Transferred
                                      Between Sub-Accounts
                                              and                         Units Withdrawn,
                                       Fixed Accumulation                 Surrendered, and                 Units Outstanding
                                            Account                          Annuitized                       End of Year
                                 ------------------------------    ------------------------------    ------------------------------
                                  Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                 December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
                                     1999             1998             1999             1998             1999             1998
                                 -------------    -------------    -------------    -------------    -------------    -------------
 FUTURITY CONTRACTS:
 AIM1                                68,417            21,989          (19,423)           (994)         227,735          141,292
 AIM2                               219,720            18,286          (10,712)         (1,839)         442,430          204,502
 AIM3                               451,578           126,191          (27,993)         (5,051)         799,385          332,662
 AIM4                               238,494            42,064          (18,770)           (814)         458,813          216,812
 AL1                                424,506            66,702          (51,286)         (1,093)         755,329          285,990
 AL2                                249,731            33,387          (46,903)         (4,526)         434,832          194,995
 AL3                                 96,080            31,855           (3,758)           (847)         182,220           77,472
 GS1                                194,122            37,773          (16,398)           (887)         423,081          210,952
 GS2                                 51,143             2,730           (2,812)            (74)          80,363           31,476
 GS3                                289,621            41,721          (22,792)         (5,043)         575,303          282,488
 GS4                                109,158            54,644          (18,062)         (1,528)         301,072          199,770
 GS5                                 31,634             7,479           (2,001)             (7)          62,975           30,394
 JP1                                220,364           143,890          (28,588)         (3,512)         568,955          293,787
 JP2                                 50,228             9,107           (6,937)           (256)         105,324           52,419
 JP3                                 11,780             8,529           (1,450)           (100)          41,135           22,655
 LA1                                328,125            40,527          (42,184)         (2,298)         681,170          333,805
 CAS                                 74,342           225,749          (23,482)         (4,687)         490,436          403,733
 EGS                                231,410           114,747          (44,248)         (4,073)         644,429          397,132
 HYS                                363,603            82,554          (28,271)           (769)         581,114          217,924
 MMS                                399,896          (145,427)        (137,740)         (3,565)         663,091          371,404
 UTS                                482,058           110,939          (47,559)         (1,083)         762,245          278,221
 GSS                                482,313            30,755          (28,386)         (5,102)         635,712          150,350
 OP1                                407,891           116,381          (46,676)         (2,147)         770,005          363,748
 OP2                                104,339            12,844           (8,463)           (403)         208,499           93,160
 OP3                                152,550            24,744          (14,649)         (1,143)         235,529           86,567
 SB1                                  8,915               660           (2,599)           (285)          29,639           21,329
 SB2                                 17,512             5,324           (2,530)           (193)          58,715           32,282
 SB3                                394,310            69,996          (40,441)         (1,340)         649,260          277,473
 SB4                                398,605            95,844          (39,609)         (1,190)         657,323          293,921
 WP1                                 37,994             5,576           (1,995)           (100)          68,070           22,480
 WP2                                 36,942               697           (7,725)           (100)          52,931           18,253
 WP3                                  5,081             2,213           (3,289)           (100)          21,318           14,715
 WP4                                114,098               (84)          (5,437)           (800)         153,457           41,843

(a) For the period February 20, 1998 (commencement of operations) through December 31, 1998.
(b) For the period March 27, 1998 (commencement of operations) through December 31, 1998.
(c) For the period March 12, 1998 (commencement of operations) through December 31, 1998.
(d) For the period March 17, 1998 (commencement of operations) through December 31, 1998.
(e) For the period February 26, 1998 (commencement of operations) through December 31, 1998.

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                   Units Outstanding
                                                   Beginning of Year                  Units Purchased
                                             ------------------------------    ------------------------------
                                              Year Ended       Year Ended       Year Ended       Year Ended
                                             December 31,     December 31,     December 31,     December 31,
                                                 1999             1998             1999             1998
                                             -------------    -------------    -------------    -------------
 FUTURITY II CONTRACTS:
 AIM1                            (a)               100           --               181,039              100
 AIM2                            (a)             1,049           --               538,285            1,049
 AIM3                            (a)             1,704           --               573,115            1,704
 AIM4                            (b)             2,553           --               277,892            2,553
 AL1                             (a)             2,044           --               798,097            2,044
 AL2                             (b)             1,785           --               330,958            1,785
 AL3                             (a)               100           --               134,245              100
 GS1                             (c)               786           --               340,043              786
 GS2                             (a)               100           --                26,340              100
 GS3                             (b)             2,341           --               322,630            2,341
 GS4                             (a)               100           --                78,401              100
 GS5                             (c)               578           --                58,284              578
 JP1                             (a)               474           --               315,983              474
 JP2                             (a)               100           --                57,728              100
 JP3                             (a)               100           --                39,434              100
 LA1                             (b)             1,763           --               389,191            1,763
 CAS                             (a)             2,367           --               251,500            2,367
 EGS                             (c)             3,662           --               455,194            3,662
 HYS                             (b)               729           --               199,927              729
 UTS                             (c)               821           --               237,960              821
 GSS                             (b)             1,027           --               236,734            1,027
 TRS                             (d)            --               --               145,867           --
 MIT                             (d)            --               --               274,552           --
 NWD                             (d)            --               --                31,539           --
 MIS                             (d)            --               --               314,530           --
 OP1                             (b)             1,517           --               196,083            1,517
 OP2                             (a)               150           --                95,779              150
 OP3                             (a)               100           --                36,287              100
 OP4                             (a)               100           --               120,357              100
 SCA1                            (a)               200           --               516,555              200
 SCA2                            (a)             1,806           --               212,361            1,806
 SCA3                            (a)               705           --                40,953              705
 SCA4                            (e)            --               --                14,166           --
 SCA5                            (e)            --               --                17,823           --
 SCA6                            (e)            --               --                 3,004           --
 WP1                             (a)               100           --                24,172              100
 WP2                             (a)               100           --                17,409              100
 WP3                             (a)               100           --                 5,483              100
 WP4                             (a)               100           --                41,639              100

                                       Units Transferred
                                      Between Sub-Accounts
                                              and                         Units Withdrawn,
                                       Fixed Accumulation                 Surrendered, and                 Units Outstanding
                                            Account                          Annuitized                       End of Year
                                 ------------------------------    ------------------------------    ------------------------------
                                  Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                 December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
                                     1999             1998             1999             1998             1999             1998
                                 -------------    -------------    -------------    -------------    -------------    -------------
 FUTURITY II CONTRACTS:
 AIM1                               123,465          --                (4,955)         --                299,649            100
 AIM2                               482,701          --               (24,533)         --                997,502          1,049
 AIM3                               656,563          --               (17,938)         --              1,213,444          1,704
 AIM4                               405,813          --               (26,694)         --                659,564          2,553
 AL1                                841,456          --               (21,446)         --              1,620,151          2,044
 AL2                                441,029          --               (17,839)         --                755,933          1,785
 AL3                                 93,499          --                (5,898)         --                221,946            100
 GS1                                282,453          --               (12,429)         --                610,853            786
 GS2                                 46,936          --                (1,555)         --                 71,821            100
 GS3                                417,400          --               (27,737)         --                714,634          2,341
 GS4                                126,524          --                (2,740)         --                202,285            100
 GS5                                 62,982          --                (1,965)         --                119,879            578
 JP1                                321,619          --               (13,072)         --                625,004            474
 JP2                                 63,482          --                (2,767)         --                118,543            100
 JP3                                 18,564          --                  (463)         --                 57,635            100
 LA1                                607,156          --               (15,964)         --                982,146          1,763
 CAS                                255,332          --                (8,903)         --                500,296          2,367
 EGS                                370,763          --               (25,152)         --                804,467          3,662
 HYS                                365,635          --               (12,291)         --                554,000            729
 UTS                                334,919          --               (21,239)         --                552,461            821
 GSS                                591,096          --               (21,291)         --                807,566          1,027
 TRS                                 76,462          --               (11,284)         --                211,045         --
 MIT                                361,529          --                (6,897)         --                629,184         --
 NWD                                 67,961          --                  (288)         --                 99,212         --
 MIS                                250,304          --               (10,654)         --                554,180         --
 OP1                                198,204          --                (7,187)         --                388,617          1,517
 OP2                                 17,112          --                (4,189)         --                108,852            150
 OP3                                 54,017          --                (1,806)         --                 88,598            100
 OP4                                 78,975          --                (2,615)         --                196,817            100
 SCA1                               220,638          --               (37,843)         --                699,550            200
 SCA2                               603,561          --               (49,583)         --                768,145          1,806
 SCA3                                98,307          --                (8,117)         --                131,848            705
 SCA4                                84,139          --                (1,485)         --                 96,820         --
 SCA5                               202,111          --                (2,819)         --                217,115         --
 SCA6                                41,050          --                  (185)         --                 43,869         --
 WP1                                 44,318          --                (1,413)         --                 67,177            100
 WP2                                 12,438          --                    (8)         --                 29,939            100
 WP3                                 17,472          --                  (529)         --                 22,526            100
 WP4                                 39,443          --                (1,304)         --                 79,878            100

(a) For the period December 15, 1998 (commencement of operations) through December 31, 1998.
(b) For the period December 17, 1998 (commencement of operations) through December 31, 1998.
(c) For the period December 29, 1998 (commencement of operations) through December 31, 1998.
(d) For the period May 17, 1999 (commencement of operations) through December 31, 1999.
(e) For the period September 13, 1999 (commencement of operations) through December 31, 1999.

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                   Units Outstanding
                                                   Beginning of Year                  Units Purchased
                                             ------------------------------    ------------------------------
                                              Year Ended       Year Ended       Year Ended       Year Ended
                                             December 31,     December 31,     December 31,     December 31,
                                                 1999             1998             1999             1998
                                             -------------    -------------    -------------    -------------
 FUTURITY FOCUS CONTRACTS:
 AIM1                            (a)            --               --                13,472          --
 AIM2                            (a)            --               --                34,933          --
 AIM3                            (a)            --               --                60,253          --
 AIM4                            (a)            --               --                26,210          --
 AL1                             (a)            --               --                44,079          --
 AL2                             (a)            --               --                34,264          --
 AL3                             (a)            --               --                 9,602          --
 GS1                             (a)            --               --                 4,016          --
 GS2                             (a)            --               --                 1,112          --
 GS3                             (a)            --               --                20,053          --
 GS4                             (a)            --               --                29,333          --
 GS5                             (a)            --               --                 7,451          --
 JP1                             (a)            --               --                24,288          --
 JP2                             (a)            --               --                12,279          --
 JP3                             (a)            --               --                 2,178          --
 LA1                             (b)            --               --                38,221          --
 CAS                             (a)            --               --                21,046          --
 EGS                             (a)            --               --                46,092          --
 HYS                             (a)            --               --                25,654          --
 UTS                             (a)            --               --                21,976          --
 GSS                             (a)            --               --                48,404          --
 TRS                             (b)            --               --                 8,393          --
 MIT                             (b)            --               --                74,974          --
 NWD                             (b)            --               --                 7,662          --
 MIS                             (b)            --               --                34,173          --
 OP1                             (a)            --               --                10,772          --
 OP2                             (a)            --               --                10,112          --
 OP3                             (a)            --               --                 3,882          --
 OP4                             (a)            --               --                 4,578          --
 SCA1                            (a)            --               --               252,106          --
 SCA2                            (a)            --               --                34,864          --
 SCA3                            (a)            --               --                 2,727          --
 SCA4                            (c)            --               --                   319          --
 SCA5                            (c)            --               --                   100          --
 SCA6                            (c)            --               --                   578          --
 WP1                             (a)            --               --                   989          --
 WP2                             (a)            --               --                   100          --
 WP3                             (a)            --               --                   100          --
 WP4                             (a)            --               --                   123          --

                                       Units Transferred
                                      Between Sub-Accounts
                                              and                         Units Withdrawn,
                                       Fixed Accumulation                 Surrendered, and                 Units Outstanding
                                            Account                          Annuitized                       End of Year
                                 ------------------------------    ------------------------------    ------------------------------
                                  Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                 December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
                                     1999             1998             1999             1998             1999             1998
                                 -------------    -------------    -------------    -------------    -------------    -------------
 FUTURITY FOCUS CONTRACTS:
 AIM1                                   181          --                    (36)        --                13,617          --
 AIM2                                 1,199          --                   (259)        --                35,873          --
 AIM3                                 2,227          --                 (8,373)        --                54,107          --
 AIM4                                  (398)         --                   (475)        --                25,337          --
 AL1                                  2,632          --                 (7,869)        --                38,842          --
 AL2                                   (404)         --                 (1,424)        --                32,436          --
 AL3                                   (382)         --                    (45)        --                 9,175          --
 GS1                                     76          --                     (7)        --                 4,085          --
 GS2                                 --              --                --              --                 1,112          --
 GS3                                    950          --                   (405)        --                20,598          --
 GS4                                 --              --                    (76)        --                29,257          --
 GS5                                  1,193          --                    (23)        --                 8,621          --
 JP1                                    676          --                 (6,274)        --                18,690          --
 JP2                                     29          --                    (74)        --                12,234          --
 JP3                                    541          --                    (10)        --                 2,709          --
 LA1                                  3,486          --                 (1,429)        --                40,278          --
 CAS                                  2,087          --                    (82)        --                23,051          --
 EGS                                  1,755          --                 (6,539)        --                41,308          --
 HYS                                  1,092          --                 (4,817)        --                21,929          --
 UTS                                    121          --                 (1,412)        --                20,685          --
 GSS                                 (5,086)         --                   (388)        --                42,930          --
 TRS                                    489          --                    (41)        --                 8,841          --
 MIT                                  1,759          --                 (2,255)        --                74,478          --
 NWD                                   (525)         --                     (9)        --                 7,128          --
 MIS                                  1,363          --                 (5,611)        --                29,925          --
 OP1                                 (3,121)         --                   (263)        --                 7,388          --
 OP2                                 (2,840)         --                   (296)        --                 6,976          --
 OP3                                 --              --                --              --                 3,882          --
 OP4                                  1,122          --                    (31)        --                 5,669          --
 SCA1                                 9,073          --               (219,651)        --                41,528          --
 SCA2                                   796          --                 (1,076)        --                34,584          --
 SCA3                                   289          --                   (374)        --                 2,642          --
 SCA4                                 1,839          --                   (218)        --                 1,940          --
 SCA5                                 2,630          --                   (380)        --                 2,350          --
 SCA6                                   675          --                --              --                 1,253          --
 WP1                                    483          --                --              --                 1,472          --
 WP2                                    761          --                --              --                   861          --
 WP3                                 --              --                --              --                   100          --
 WP4                                     71          --                --              --                   194          --

(a) For the period May 15, 1999 (commencement of operations) through December 31, 1999.
(b) For the period May 17, 1999 (commencement of operations) through December 31, 1999.
(c) For the period September 13, 1999 (commencement of operations) through December 31, 1999.

FUTURITY, FUTURITY II, FUTURITY FOCUS AND FUTURITY ACCOLADE SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS -- continued

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                                                                       Units Transferred
                                                                                                     Between Sub-Accounts
                                                                                                              and
                                       Units Outstanding                                              Fixed Accumulation
                                       Beginning of Year                Units Purchased                     Account
                                 -----------------------------   -----------------------------   -----------------------------
                                  Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                 December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                     1999            1998            1999            1998            1999            1998
                                 -------------   -------------   -------------   -------------   -------------   -------------
 FUTURITY ACCOLADE CONTRACTS (A):
 AIM1                               --              --               28,060         --                  (36)        --
 AIM2                               --              --               71,949         --                  184         --
 AIM3                               --              --               41,491         --                   64         --
 AIM4                               --              --               40,241         --                 (216)        --
 AL1                                --              --               78,117         --                  248         --
 AL2                                --              --               25,632         --                   82         --
 AL3                                --              --               12,969         --                    7         --
 GS1                                --              --               17,566         --                  (22)        --
 GS2                                --              --                1,535         --                  244         --
 GS3                                --              --               23,176         --                  253         --
 GS4                                --              --                5,354         --               --             --
 GS5                                --              --                6,485         --                  236         --
 JP1                                --              --                6,364         --                   91         --
 JP2                                --              --               10,762         --                  (25)        --
 JP3                                --              --                  228         --                5,370         --
 LA1                                --              --               55,648         --                  333         --
 CAS                                --              --                4,427         --               --             --
 EGS                                --              --               54,055         --                4,868         --
 HYS                                --              --               44,529         --                  279         --
 UTS                                --              --               49,738         --                  573         --
 GSS                                --              --               10,569         --                  448         --
 TRS                                --              --               42,576         --                  259         --
 MIT                                --              --               48,217         --                  174         --
 NWD                                --              --               18,756         --                  (74)        --
 MIS                                --              --               55,995         --                   35         --
 OP1                                --              --                  102         --               --             --
 OP2                                --              --               19,553         --                  (99)        --
 OP3                                --              --                  102         --               --             --
 OP4                                --              --               25,960         --                  158         --
 SCA1                               --              --              380,262         --              (13,639)        --
 SCA2                               --              --               11,119         --                  434         --
 SCA3                               --              --                2,115         --                  166         --
 SCA4                               --              --                9,040         --                  (13)        --
 SCA5                               --              --               17,605         --                  277         --
 SCA6                               --              --                  410         --                  (16)        --


                                       Units Withdrawn,
                                       Surrendered, and                Units Outstanding
                                          Annuitized                      End of Year
                                 -----------------------------   -----------------------------
                                  Year Ended      Year Ended      Year Ended      Year Ended
                                 December 31,    December 31,    December 31,    December 31,
                                     1999            1998            1999            1998
                                 -------------   -------------   -------------   -------------
 FUTURITY ACCOLADE CONTRACTS (A
 AIM1                                 (231)         --               27,793         --
 AIM2                                 (267)         --               71,866         --
 AIM3                                 (321)         --               41,234         --
 AIM4                                   (4)         --               40,021         --
 AL1                                  (373)         --               77,992         --
 AL2                                  (356)         --               25,358         --
 AL3                                    (7)         --               12,969         --
 GS1                                  (255)         --               17,289         --
 GS2                                    (4)         --                1,775         --
 GS3                                    (2)         --               23,427         --
 GS4                                --              --                5,354         --
 GS5                                  (139)         --                6,582         --
 JP1                                --              --                6,455         --
 JP2                                    (7)         --               10,730         --
 JP3                                --              --                5,598         --
 LA1                                  (422)         --               55,559         --
 CAS                                --              --                4,427         --
 EGS                                  (662)         --               58,261         --
 HYS                                  (579)         --               44,229         --
 UTS                                  (452)         --               49,859         --
 GSS                                    (5)         --               11,012         --
 TRS                                  (564)         --               42,271         --
 MIT                                    (5)         --               48,386         --
 NWD                                  (200)         --               18,482         --
 MIS                                  (257)         --               55,773         --
 OP1                                --              --                  102         --
 OP2                                  (384)         --               19,070         --
 OP3                                --              --                  102         --
 OP4                                  (333)         --               25,785         --
 SCA1                               --              --              366,623         --
 SCA2                               --              --               11,553         --
 SCA3                               --              --                2,281         --
 SCA4                               --              --                9,027         --
 SCA5                                   (4)         --               17,878         --
 SCA6                               --              --                  394         --

(a) For the period October 15, 1999 (commencement of operations) through December 31, 1999.

INDEPENDENT AUDITORS' REPORT

To the Participants in Futurity, Futurity II, Futurity Focus and Futurity
Accolade
  and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statement of condition of AIM V.I. Capital Appreciation Sub-Account, AIM V.I. Growth Sub-Account, AIM V.I. Growth and Income Sub-Account, AIM V.I. International Equity Sub-Account, The Alger American Growth Sub-Account, The Alger American Income and Growth Sub-Account, The Alger American Small Capitalization Sub-Account, Goldman Sachs VIT CORE(SM) Large Cap Growth Sub-Account, Goldman Sachs VIT CORE(SM) Small Cap Equity Sub-Account, Goldman Sachs VIT CORE(SM) U.S. Equity Sub-Account, Goldman Sachs VIT Growth and Income Sub-Account, Goldman Sachs VIT International Equity Sub-Account, J.P. Morgan U.S. Disciplined Equity Sub-Account, J.P. Morgan International Opportunities Sub-Account, J.P. Morgan Small Company Sub-Account, Lord Abbett Growth and Income Sub-Account, MFS/Sun Life Capital Appreciation Sub-Account, MFS/Sun Life Emerging Growth Sub-Account, MFS/Sun Life High Yield Sub-Account, MFS/Sun Life Money Market Sub-Account, MFS/Sun Life Utilities Sub-Account, MFS/Sun Life Government Securities Sub-Account, MFS/Sun Life Total Return Sub-Account, MFS/Sun Life Massachusetts Investors Trust Sub-Account, MFS/Sun Life New Discovery Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Sub-Account, OCC Equity Sub-Account, OCC Mid Cap Sub-Account, OCC Small Cap Sub-Account, OCC Managed Sub-Account, Salomon Brothers Variable Capital Sub-Account, Salomon Brothers Variable Investors Sub-Account, Salomon Brothers Variable Strategic Bond Sub-Account, Salomon Brothers Variable Total Return Sub-Account, Sun Capital Money Market Sub-Account, Sun Capital Investment Grade Bond Sub-Account, Sun Capital Real Estate Sub-Account, Sun Capital Select Equity Sub-Account, Sun Capital Blue Chip Mid Cap Sub-Account, Sun Capital Investors Foundation Sub-Account, Warburg Pincus Emerging Markets Sub-Account, Warburg Pincus International Equity Sub-Account, Warburg Pincus Post-Venture Capital Sub-Account and Warburg Pincus Small Company Growth Sub-Account of Sun Life of Canada (U.S.) Variable Account F, (the "Sub-Accounts") as of
December 31, 1999, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 1999, the results of their operations and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 2000

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                     C/O RETIREMENT PRODUCTS AND SERVICES
                     P.O. BOX 9133
                     BOSTON, MASSACHUSETTS  02117


                     TELEPHONE:
                     Toll Free (888) 786-2435

                     GENERAL DISTRIBUTOR
                     Clarendon Insurance Agency, Inc.
                     One Sun Life Executive Park
                     Wellesley Hills, Massachusetts  02481

                     AUDITORS
                     Deloitte & Touche LLP
                     200 Berkeley Street
                     Boston, Massachusetts  02116



\
                                     PART C

                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  The following Financial Statements are included in the Registration
Statement:

Included in Part A:


      Condensed Financial Information -- Accumulation Unit Values


      Financial Statements of the Depositor:


      1. Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, December 31, 1999 and 1998;


      2. Statutory Statements of Operations, Years Ended December 31, 1999, 1998 and 1997;


      3. Statutory Statements of Changes in Capital Stock and Surplus, Years Ended December 31, 1999, 1998 and 1997;


      4. Statutory Statements of Cash Flow, Years Ended December 31, 1999, 1998 and 1997;


      5.  Notes to Statutory Financial Statements; and

      6.  Independent Auditors' Report.


Included in Part B

      Financial Statements of the Registrant:

      1.  Statement of Condition, December 31, 1999;

      2. Statement of Operations, Year Ended December 31, 1999 and Period Ended December 31, 1998;

      3. Statements of Changes in Net Assets, Year Ended December 31, 1999 and Period Ended December 31, 1998;

      4.  Notes to Financial Statements; and

      5.  Independent Auditors' Report.


     (b) The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated.

     (1) Resolution of Board of Directors of the depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated by reference to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on October 14, 1997);

     (2)         Not Applicable;

     (3)(a) Form of Marketing Services Agreement between the depositor, Sun Life of Canada (U.S.) Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated by reference to Pre-effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

        (b)(i) Specimen Sales Operations and General Agent Agreement (Incorporated by reference to Pre-effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

        (b)(ii) Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated by reference to Pre-effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998); and

        (b)(iii) Specimen General Agent Agreement (Incorporated by reference to Pre-effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

     (4)(a) Form of Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated by reference to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on October 14, 1997);

        (b) Form of Certificate to be issued in connection with the Contract filed as Exhibit 4(a) (Incorporated by reference to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on October 14, 1997);

     (5)(a)      Form of Application to be used with the Contract filed as
                 Exhibit 4(a) (Incorporated by reference to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on October 14, 1997);

        (b)      Form of Application to be used with the Certificate filed as
                 Exhibit 4(b) (Incorporated by reference to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on October 14, 1997);

     (6) Certificate of Incorporation and By-laws of the Depositor (Incorporated by reference to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on October 14, 1997);

     (7)         Not Applicable;


     (8)(a) Form of Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed April 23,
                 1999);

        (b)(i) Form of Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable, Insurance Trust, Goldman Sachs & Co. and the Depositor (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed April 23, 1999);

           (ii) Form of Amendment No. 1 dated December 14, 1998 to Participation Agreement filed as Exhibit 8(b)(i)
                 (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed April 23, 1999);

           (iii) Form of Amendment No. 2 dated as of March 15, 1999 to Participation Agreement filed as Exhibit 8(b)(i)
                 (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed April 23, 1999);

        (c) Form of Fund Participation Agreement between Depositor and J.P. Morgan Services Trust II (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed April 23, 1999);

        (d) Form of Participation Agreement dated February 17, 1998 by and among MFS/Sun Life Services Trust, the Depositor and Massachusetts Financial Services Company (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed April 23, 1999);

        (e) Form of Participation Agreement dated February 17, 1998 by and among OCC Accumulation Trust, the Depositor and OCC Distributors (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed April 23,
                 1999);

        (f) Form of Participation Agreement dated February, 1998 by and among the Depositor, Warburg Pincus Trust, Warburg Pincus Asset Management, Inc. and Counsellors Securities, Inc (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed April 23, 1999);

        (g) Form of Participation Agreement dated February 17, 1998 by and amomg the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Claredon Insurance Agency, Inc.; (Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-82957, filed February 3, 2000);

        (h) Form of Participation Agreement dated August 18, 1999 by and among the Depositor, Sun Capital Advisers Trust and Sun Capital Advisers, Inc.;(Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-82957, filed February 3,
                 2000);

     (9) Opinion of Counsel and Consent to its use as to the legality of the securities being registered (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);


     (10)(a)     Consent of Deloitte & Touche, LLP*

         (b)     Representation of Counsel*;


     (11) Financial Statement Schedules I and VI (Incorporated by reference from the Annual Report of the Depositor on Form 10-K for the fiscal year ended December 31, 1999);

     (12)        Not Applicable;

     (13) Schedule for Computation of Performance Quotations (Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 29, 1998);

     (14)        Not Applicable;

     (15)(a) Powers of Attorney (Filed as Exhibit 8 to the Registration Statement in Form S-6, File No. 333-94359, filed on January 10, 2000);

         (b) Power of Attorney of David D. Horn (Filed as Exhibit 15(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

         (c) Power of Attorney of Richard B. Bailey (Filed as Exhibit 15(c) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-05227, filed on
                 April 5, 2000); and


     (16) Organizational Chart (Filed as Exhibit 16 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-82957, filed on March 31, 2000).


    * Filed herewith.

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal                      Positions and Offices
Business Address                        with Depositor
------------------                      ----------------------
Donald A. Stewart                       Chairman and Director
150 King Street West
Toronto, Ontario
  Canada  M5H 1J9

C. James Prieur                         Vice Chairman and Director
150 King Street West
Toronto, Ontario
Canada M5H IJ9


James A. McNulty, III                   President and Director
One Sun Life Executive Park
Wellesley Hills, MA 02481


Richard B. Bailey                       Director
63 Atlantic Avenue
Boston, MA  02110


Gregory W. Gee                          Director
150 King Street West
Toronto, Ontario
  Canada  M5H 1J9

David D. Horn                           Director
Strong Road
New Vineyard, ME 04956

Name and Principal                      Positions and Offices
Business Address                        with Depositor
------------------                      ---------------------



Angus A. MacNaughton                    Director
Genstar Investment Corporation
555 California Street, Suite 4850
San Francisco, CA 94104

S. Caesar Raboy                         Director
220 Boylston Street
Boston, MA 02110

William W. Stinson                      Director
Canadian Pacific Limited
1800 Bankers Hall, East Tower
855 - 2nd Street S.W.
Calgary, Alberta
Canada T2P 4Z5


John M.A. Anderson                      Vice President, Investments
One Sun Life Executive Park
Wellesley Hills, MA  02481


Peter F. Demuth                         Vice President and Chief Counsel and
One Sun Life Executive Park             Assistant Secretary
Wellesley Hills, MA 02481


Ronald J. Fernandes                     Vice President, Retirement
One Copley Place                        Products and Services
Boston, MA 02116



Ellen B. King                           Counsel and Secretary
One Sun Life Executive Park
Wellesley Hills, MA  02481

Davey S. Scoon                          Vice President, Finance
One Sun Life Executive Park             and Treasurer
Wellesley Hills, MA 02481


Robert P. Vrolyk                        Vice President
One Sun Life Executive Park             and Actuary
Wellesley Hills, MA  02481

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada-U.S.
Operations Holdings, Inc., which is, in turn, a wholly-owned subsidiary of Sun Life Assurance Company of Canada.


     The organization chart of Sun Life Assurance Company is incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-82957, filed March 31, 2000.

      None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Sun Life Insurance and Annuity Company of Canada (U.S.).


Item 27.  NUMBER OF CONTRACT OWNERS:


      As of April 3, 2000, there were 665 qualified and 1,344 non-qualified Contracts issued and outstanding.


Item 28.  INDEMNIFICATION

      Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), a copy of which is filed as Exhibit 6 to this Registration Statement, provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITERS


      (a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, H, and I, Sun Life (N.Y.) Variable Accounts A, B and C, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.

Name and Principal                    Positions and Offices
Business Address*                        with Underwriter
------------------                    ---------------------
Anne M. Georges..................     President and Director
Davey S. Scoon...................     Treasurer and Director
James M.A. Anderson..............     Director
Ronald J. Fernandes..............     Director
James A. McNulty, III............     Director
Maura A. Murphy..................     Secretary
Roy P. Creedon...................     Assistant Secretary
Donald E. Kaufman................     Vice President
Brian Krivitsky..................     Vice President
Cynthia M. Orcutt................     Vice President
Laurie Lennox....................     Vice President


------------------


 * The principal business address of all directors and officers of the principal underwriter except Ms. Georges, Ms. Lennox and Messrs. Krivitsky and Fernandes is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The principal business address of Ms. Georges,
      Ms. Lennox and Messrs. Krivitsky and Fernandes is One Copley Place, Boston, Massachusetts 02116.


      (c)      Inapplicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS


      Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, at the offices of its Retirement Products and Services Division at One Copley Place, Boston, Massachusetts 02116 or at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.


Item 31.  MANAGEMENT SERVICES

      Not Applicable.

Item 32.  UNDERTAKINGS

     The Registrant hereby undertakes:

     (a) To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

     (b) To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

     (c) To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

     (d) Representation with respect to Section 26(e) of the Investment Company Act of 1940; Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

    The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

                                   SIGNATURES


      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485 for effectiveness of this Post-Effective Amendment No. 3 to the Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on the 6th day of April, 2000.


                                        SUN LIFE OF CANADA (U.S.)
                                         VARIABLE ACCOUNT F
                                        (Registrant)


                                        SUN LIFE ASSURANCE COMPANY OF
                                        CANADA (U.S.)
                                        (Depositor)




                                        By:    /s/  JAMES A. McNULTY, III
                                              ---------------------------
                                                   James A. McNulty, III
                                                   President


Attest:   /s/ EDWARD M. SHEA
          -----------------------
             Edward M. Shea
             Assistant Vice President
               and Senior Counsel



      As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated.



    Signature                      Title                         Date
    ----------                     -----                         ----

 /s/ JAMES A. McNULTY, III        President and              April 6, 2000
--------------------------         Director
     C. James A. McNulty, III      (Principal
                                Executive Officer)






    /s/  DAVEY S. SCOON        Vice President, Finance        April 6, 2000
--------------------------        and Treasurer
         Davey S. Scoon      (Principal Financial and
                                Accounting Officer)

    Signatures                        Title                      Date
    ----------                        -----                      ----

*   /s/ DONALD A. STEWART           Chairman and             April 6, 2000
-------------------------------       Director
        Donald A. Stewart


*   /s/ C. JAMES PRIEUR            Vice Chairman and         April 6, 2000
-------------------------------       Director
        C. James Prieur


*** /s/ RICHARD B. BAILEY             Director               April 6, 2000
-------------------------------
        Richard B. Bailey


*   /s/ GREGORY W. GEE                Director               April 6, 2000
-------------------------------
        Gregory W. Gee


**  /s/ DAVID D. HORN                 Director               April 6, 2000
-------------------------------
        David D. Horn


*   /s/ ANGUS A. MacNAUGHTON          Director               April 6, 2000
-------------------------------
        Angus A. MacNaughton


*   /s/ S. CAESAR RABOY               Director               April 6, 2000
-------------------------------
        S. Caesar Raboy


                                      Director
-------------------------------
        William W. Stinson






---------------------------

* By Edward M. Shea pursuant to Power of Attorney filed as Exhibit 8 to the Registration Statement on Form S-6 (File No. 333-94359), filed January 10, 2000.


**   By Edward M. Shea pursuant to Power of Attorney filed as Exhibit 15(b) to
Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-82957), filed February 3, 2000.

*** By Edward M. Shea pursuant to Power of Attorney filed as Exhibit 15(c) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, (File No. 333-05227), filed on April 5, 2000.